UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Soliciting Material Pursuant to Section 240.14a-12
FIRST BANCORP.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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2021

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

1519 PONCE DE LEÓN AVENUE
SANTURCE, PUERTO RICO 00908
(787) 729-8200
NOTICE OF
2021 ANNUAL MEETING
OF STOCKHOLDERS
To the Stockholders of First BanCorp.:
NOTICE IS HEREBY GIVEN that, pursuant to a resolution of the Board of Directors and Article I, Section 2 of First BanCorp.’s By-laws, the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of First BanCorp. (the “Corporation”) will be held at 10:00 a.m., Atlantic Standard Time, on Friday, May 21, 2021, virtually at www.virtualshareholdermeeting.com/FBP2021, for the purpose of considering and taking action on the following matters, all of which are more completely described in the accompanying proxy statement (the “Proxy Statement”):
1.	To elect the nine (9) directors named in the accompanying Proxy Statement;
2.	To approve on a non-binding basis the 2020 compensation of First BanCorp’s named executive officers (the “NEOs”); and
3.	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for our 2021 fiscal year.
In addition, we will consider and take action on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board of Directors has no knowledge of any other business to be transacted at the Annual Meeting.
Only stockholders of record as of the close of business on March 25, 2021 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements of the meeting. You will be able to participate in the virtual annual meeting online, vote your shares electronically, and submit questions during the meeting, and stockholders of record may view the list of registered holders entitled to vote at the meeting. You will not be able to attend the Annual Meeting in person.
To virtually attend the Annual Meeting you must be a stockholder of record and beneficial owner as of the record date. You will be able to virtually attend and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/FBP 2021 and entering the 16-digit control number included in your proxy card. Stockholders of record will need their control number to vote at the virtual Annual Meeting. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares during the meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares.
We continue to use the Internet as our primary means of furnishing proxy materials to most of our stockholders, in accordance with U.S. Securities and Exchange Commission rules. Rather than sending stockholders a paper copy of our proxy materials, we are sending them a Notice of Internet Availability of Proxy Materials that contains instructions for accessing the materials and voting via the Internet. We believe this method of distribution makes the proxy distribution process more efficient, less costly and reduces our impact on the environment. The Proxy Statement, form of proxy, and our 2020 Annual Report (collectively, the “Proxy Materials”) are available at www.1firstbank.com and https://materials.proxyvote.com/318672. Stockholders may request a copy of the Proxy Materials in printed form by following the procedures set forth in the Notice of Internet Availability of Proxy Materials, as more fully described in the Proxy Statement.

You are cordially invited to virtually attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to virtually attend the Annual Meeting, we urge you to vote as soon as possible in order to ensure the presence of a quorum at the meeting. You may vote via the Internet, by telephone or, if you received a paper proxy card in the mail, by mailing the completed proxy card. The instructions on the Notice of Internet Availability of Proxy Materials and on your proxy card describe how to use these convenient services. You may revoke any proxy that you give at any time prior to its exercise.
By Order of the Board of Directors,

/s/ Sara Alvarez
Sara Alvarez
Secretary
San Juan, Puerto Rico
April 7, 2021

PROXY STATEMENT HIGHLIGHTS
This summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.
Meeting Information and Availability of Proxy Materials
Date and Time:	May 21, 2021 at 10:00 A.M., Atlantic Standard Time
Place:	Online at www.virtualshareholdermeeting.com/FBP2021
Record Date:	March 25, 2021
This Proxy Statement and the accompanying proxy card are being distributed and made available to stockholders on or about April 7, 2021.
Voting Matters and Board Recommendations
Matter		Our Board’s Recommendation
Proposal No. 1	Election of nine (9) Director Nominees (page 12)	FOR Each Director Nominee
Proposal No. 2	Approval on a non-binding basis of the 2020 compensation of the Corporation’s NEOs (page 44)	FOR
Proposal No. 3	Ratification of appointment of Crowe LLP as our independent registered public accounting firm for our 2021 fiscal year (page 70)	FOR
How to Vote
Regardless of the number of shares you hold, your vote is important. Even if you plan to virtually attend the 2021 Annual Meeting of Stockholders, we encourage you to vote in advance of the meeting. You may vote using one of the following voting methods, and by providing information contained in your proxy card or voting instruction form provided to you by your broker, bank, trustee or other nominee that holds your shares.
Record Holders	Beneficial Owners
By Phone	Follow the instructions set forth on the voting instruction form provided by your broker, bank, trustee or other nominee that holds your shares with these proxy materials.
Call +1-800-690-6903

By Mail
Cast your ballot, sign your proxy card and return.

By-Internet
Visit www.proxyvote.com/318672 and vote online.

At the Virtual Meeting
Attend our Annual Meeting virtually by logging into the virtual annual meeting website and vote by following the instructions provided on the website
Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	1

DIRECTOR NOMINEES
Proposal No. 1 — Election of Directors
The Board of Directors unanimously recommends that you vote FOR the election of each director nominee.
Name	Independent	Age	Director Since
Juan Acosta Reboyras	Yes	65	August 2014
Aurelio Alemán	No	62	September 2009
Luz A. Crespo	Yes	63	February 2015
Tracey Dedrick	Yes	64	January 2019
Patricia M. Eaves	Yes	61	March 2021
Daniel E. Frye	Yes	66	August 2018
John A. Heffern	Yes	59	October 2017
Roberto R. Herencia	Yes	61	October 2011
Felix M. Villamil	Yes	59	October 2020
Corporate Governance Highlights
✔	Board Composed of 89% Independent Directors (8 out of 9 Board Nominees, except CEO)
✔	Majority Voting Standard for our director elections
✔	Average Board Tenure is 4.8 years with current Board Nominees
✔	Board strategic oversight and review of Enterprise Risk Management
✔	Five Fully Independent Board Committees
✔	An independent Chairman of the Board with extensive duties
✔	89% have experience in financial services, investment and strategic planning
✔	100% have senior management and leadership experience
✔	Annual elections of all directors (not a staggered Board)
✔	Frequent executive sessions of independent directors
✔	Stock ownership guidelines for executive officers and non-management directors
✔	Annual Board and committee self-evaluations
✔	A robust compensation clawback policy
✔	78% have audit and risk oversight experience

2	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

2020 Company Performance Highlights
Performance At-A-Glance
The Corporation achieved strong results in 2020, notwithstanding the impact of the devastating COVID-19 pandemic and the challenging fiscal and economic situation in its main market of Puerto Rico. Our NEOs showed exceptional performance and leadership in managing the Corporation in the face of the COVID-19 pandemic and in driving a transformation of our operations.
The Corporation altered its strategic focus for the year to address the impact of the pandemic and the economy on our employees, customers, communities and stockholders. Our NEOs and employees across the entire organization tackled numerous unanticipated challenges and adapted quickly to the shift in priorities. In the face of these challenges, the Corporation took action to support our stakeholders, while simultaneously pivoting our business to maximize long-term value for our stockholders.
2020 was a transformative year for the Corporation. During the second half of the year, the Corporation completed the acquisition of Banco Santander Puerto Rico (“Santander" or “Acquired Operations”), which marked an important milestone in our capital deployment plan that we believe delivers outstanding value to stockholders by showing our ability to execute on attractive and accretive non-organic growth opportunities. The acquisition of Santander empowers the Corporation to become a stronger competitor in the Puerto Rico market with the scale and breadth to better serve retail and commercial customers. The acquisition expands the Corporation’s talent bench and will aid in maximizing our financial investments in innovation and talent development.
Some of the key corporate accomplishment during 2020 included the following:
✔
Reported overall net income of $102.3 million or $0.46 per diluted share, despite higher provisioning for expected credit losses resulting from the pandemic impact on economic activity, as well as Day 1 reserves required by Current Expected Credit Losses (“CECL”) accounting standards for the Santander acquired loan portfolio

✔	Completed the acquisition of Santander on September 1, 2020, which expanded our market share and solidified our market position in Puerto Rico
✔	Achieved non-GAAP pre-tax pre-provision net income of $299.8 million during 2020, a 4% increase when compared to 2019 ($287 million), with only four months of the Acquired Operations
✔	Improved non-performing assets (“NPA”) down to 1.56% of total assets from 2.52% in 2019, the Corporation’s lowest NPA ratio recorded over the last 10 years
✔	In response to the COVID-19 pandemic, provided a safe work environment for front-line employees and customers and adopted a Remote Work Policy
✔
Supported clients and communities through a challenging economic backdrop by providing extensive moratoriums programs to borrowers and generated over $450 million of Small Business Administration Paycheck Protection Program (“PPP”) loans

✔
Organic core deposits (excluding brokered deposits) grew by a record $2.0 billion during the year and the Acquired Operations contributed an additional $4.1 billion, reaching a total of $14.9 billion as of December 31, 2020

✔	Improved our clients’ adoption of digital channels during 2020, which drove our technological transformation with login activity up over 33% and digital transactions increased over 55% for the year
Executive Compensation Highlights

Performance-Driven We believe executive compensation must, to a large extent, be at risk, so that the amount earned is directly tied to the achievement of rigorous corporate, business unit and individual performance objectives that drive long-term value creation.

• Focus on variable incentive-based pay (50%-68% of total target NEO pay is at-risk as performance-based)
Stockholder-Aligned Executives should be compensated through compensation elements (base salaries, and short- and long-term incentives) designed to enhance stockholder value.

Competitively-Positioned Target compensation should be competitive with that being offered to individuals in comparable roles at other companies with which we compete for talent to ensure that the Corporation employs the best executives to continue its success.

Responsibly-Governed Decisions about compensation should be guided by best-practice governance standards and rigorous processes that encourage prudent decision-making.
Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	3

Best Compensation Governance Practices and Policies
The following practices and policies, which we believe are in the best interests of our stockholders, are also embedded in our program to promote sound compensation governance:
✔	Link a significant portion of compensation to performance using short-term (cash) and long-term (equity) compensation to encourage both proactivity and long-term sustainability.
✔	Employ a variety of performance metrics to deter excessive risk-taking by eliminating any incentive based on a single performance goal.
✔	Build in appropriate levels of discretion to adjust incentive payouts if results are not aligned with credit quality, regulatory compliance or leading indicators of future financial results.
✔	Use equity incentives to promote total return to stockholders, long-term performance and executive retention.
✔
Clawback all performance-based variable pay from an executive officer determined to have engaged in intentional fraud or gross misconduct or who was otherwise directly or indirectly responsible for a financial restatement.

✔	Conduct annual incentive risk reviews to ensure that our compensation programs do not promote imprudent behaviors or excessive risk-taking.
✔	Engage an independent compensation consultant who advises and reports directly to the Compensation and Benefits Committee.
✔	Prohibit hedging and pledging of the Corporation’s securities by executive officers and directors.
✔
Require meaningful stock ownership by our executive officers. Our CEO and other NEOs must own Common Stock having a value equal to three times and one time their base salaries, respectively, for as long as they are employed by the Corporation.

✔	Annual say-on-pay advisory vote.
For additional information about our executive compensation practices, see “Compensation Discussion and Analysis.”
The Corporation believes that our compensation program is a sound reflection of our compensation philosophy and, as such, our Board recommends that stockholders vote FOR our 2021 Say-On-Pay proposal.
4	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Our COVID-19 Response

The COVID-19 pandemic has challenged all of us, businesses large and small, local and national governments, communities, families and individuals, in ways few of us could have imagined. As the pandemic spread globally, we swiftly took action to support our employees, communities and customers.

Our employees. The unique challenges of 2020 have only underscored the importance of positioning our employees to excel. In response to the COVID-19 pandemic, we have taken an integrated approach to helping our employees manage their work and personal responsibilities, focusing on employee wellbeing, health and safety. As such, the Corporation took the following actions:

• Implemented a remote work policy, with over 57% of our employees being able to work from home
• Employees whose functions required them to be physically present in our facilities and certain critical employees were eligible for special compensation awards during the first half of 2020
• Committed to and delivered on no COVID-19 related layoffs during 2020
• Provided COVID-19 testing for all employees who were working onsite
• Enhanced cleaning and sanitation practices

Our communities. We are also putting our resources behind efforts to support local communities. Furthermore, understanding our role as a responsible corporate citizen and the importance of having a positive impact in our society and communities, we are committed to supporting our communities experiencing difficulties as a result of the COVID-19 pandemic. As such, the Corporation took the following actions:

• The Corporation donated over $113,000, or over 11% of total donations in 2020, to fifteen (15) non-profit organizations for COVID-19 relief efforts

• Through our “INprende” initiative, which focuses on economic development in our communities, provided small business owners and entrepreneurs with virtual workshops to assist them overcome hurdles and challenges caused by the pandemic

Our customers. Took meaningful actions to remain close to and supportive of our customers and provided a variety of relief initiatives to help them navigate their operational and financial challenges. Actions taken by the Corporation included:

• Kept FirstBank branches operational throughout the COVID-19 pandemic
• Enhanced safety measures and cleaning protocols at the Corporation’s facilities
• Established a relief program to provide temporary relief and moratoriums for loans to commercial, residential and consumer borrowers affected by COVID-19
• Originated over $450 million in loans under the Small Business Administration PPP
Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	5

 1519 PONCE DE LEÓN AVENUE
SANTURCE, PUERTO RICO 00908
2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2021
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of First BanCorp. (the “Corporation”) for use at the 2021 Annual Meeting of Stockholders to be held at 10:00 a.m., Atlantic Standard Time, on Friday, May 21, 2021, virtually at www.virtualshareholdermeeting.com/FBP2021, and at any adjournment or postponement thereof (the “Annual Meeting”). This Proxy Statement, the Notice of 2021 Annual Meeting of Stockholders and the enclosed form of proxy are first being sent or provided on or about April 7, 2021 to stockholders of record as of March 25, 2021 (the “Record Date”). We have made available with this Proxy Statement the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”), although the Annual Report should not be deemed to be part of this Proxy Statement. The Board has designated the individuals identified on the proxy card (the “proxy holders”) to serve as proxies to vote the shares represented at the Annual Meeting. Shares represented by properly executed proxies that we receive will be voted at the Annual Meeting in accordance with the instructions specified in the proxies. If you properly submit a proxy but do not give instructions on how you want your shares to be voted, your shares will be voted by the proxy holders in accordance with the Board’s recommendations described below. (“We,” “our,” “us” and the “Corporation” refer to First BanCorp.)
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
What information is contained in this Proxy Statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board, the Board committees, the compensation of directors and executive officers, and other required information.
What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will be asked to act upon the following matters, which are identified in the accompanying Notice of 2021 Annual Meeting of Stockholders:
•	the election of nine (9) directors, each for a term expiring at the 2022 Annual Meeting of Stockholders;
•	the approval on a non-binding basis of the 2020 compensation of the Corporation’s named executive officers (the “NEOs”), who are identified herein; and
•	the ratification of the appointment of Crowe LLP (“Crowe”) as our independent registered public accounting firm for our 2021 fiscal year.
What should I receive?
You should receive this Proxy Statement, the Notice of 2021 Annual Meeting of Stockholders, the proxy card and the Annual Report with the audited financial statements for the year ended December 31, 2020, audited by Crowe.
How many votes do I have?
You will have one vote for every share of the Corporation’s common stock, par value $0.10 per share (“Common Stock”), you owned as of the close of business on March 25, 2021, the Record Date.
If I am a holder of shares of Common Stock, but I did not hold my shares of Common Stock as of the Record Date, am I entitled to vote?
No. If you were not a record or beneficial holder of shares of Common Stock as of the Record Date, you will not be entitled or permitted to vote on the proposals.
How many shares of stock are issued and outstanding?
On the Record Date, 218,336,661 shares of Common Stock were issued and outstanding.
6	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

2021 Annual Meeting of Stockholders to be Held on May 21, 2021 | Questions and Answers about the Meeting
How many votes must be present to hold the Meeting?
Holders of a majority of the outstanding shares of Common Stock must be present either by participating directly in the virtual meeting or by proxy to enable us to conduct business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether holders of a majority of the outstanding shares of Common Stock are present. A broker non-vote occurs when a broker, bank, trustee or other nominee has not received voting instructions from the beneficial owner and the broker, bank, trustee or other nominee does not have discretionary authority to vote on a particular matter. We urge you to vote by proxy even if you plan to virtually attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to conduct business at the Annual Meeting.
Votes cast by proxy or during the Annual Meeting will be counted by Broadridge Financial Solutions, an independent third party.
What vote is required and how are abstentions and broker non-votes treated?
To be elected, directors must receive the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions will have the same effect as votes cast AGAINST and broker non-votes will not be counted as either a vote cast for or a vote cast against the nominee and, therefore, will have no effect on the results for the election of directors.
As to approval of the advisory vote related to executive compensation and the ratification of the independent registered public accounting firm, the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote will be required for such approvals. Abstentions will have the same effect as votes cast AGAINST the proposals. Broker non-votes will not be counted in determining the number of shares necessary for approval of either proposal. Accordingly, broker non-votes will have no effect on the results for the approval of the advisory vote related to executive compensation or the ratification of the independent registered public accounting firm. If you are not the stockholder of record of your shares, your bank, broker, trustee or other nominee, as the case may be, that is the record holder of your shares may not vote the shares without your instruction on matters considered to be “non-routine.” The only proposal to be voted on at the 2021 Annual Meeting that is considered a routine proposal is the ratification of the independent registered public accounting firm. Therefore, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your broker otherwise.
On which proposals can my broker vote my shares?
Brokers do not have discretionary authority to vote shares on the election of directors or on the non-binding approval of compensation of the Corporation’s NEOs. For your vote to be counted with respect to these proposals, you must instruct your broker how to vote your shares. Brokers have discretionary authority to vote shares on the ratification of the independent registered public accounting firm.
How does the Board recommend that I vote?
The following are the Board’s recommendations with respect to each of the items to be considered and voted upon at the Annual Meeting:
•	Proposal No. 1 — The Board recommends a vote FOR each nominee to the Board;
•	Proposal No. 2 — The Board recommends a vote FOR the non-binding advisory approval of the 2020 compensation of the Corporation’s NEOs; and
•	Proposal No. 3 — The Board recommends a vote FOR the ratification of the Corporation’s independent registered public accounting firm for the 2021 fiscal year.
How do I vote?
If you are a “stockholder of record” on the Record Date, you may vote by proxy without attending the Annual Meeting by:
•	voting via the Internet (instructions are on the Notice of Internet Availability of Proxy Materials or the proxy card);
•	voting by telephone (instructions are on the proxy card); or
•	voting by mail if you receive or request paper copies of the proxy materials by completing the enclosed proxy card, signing, dating, and returning it in the enclosed postage-paid envelope.
Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	7

2021 Annual Meeting of Stockholders to be Held on May 21, 2021 | Questions and Answers about the Meeting
Internet and telephone voting will be available until 11:59 p.m. Atlantic Standard Time on May 20, 2021. Please refer to the specific instructions set forth on the Notice of Internet Availability of Proxy Materials or the proxy card for additional information on how to vote. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder and you will need to provide your sixteen-digit control number to access this system.
If you hold your shares in “street name” (i.e., your shares are held of record by a broker, bank, trustee or other nominee), your broker, bank, trustee or other nominee will provide you with materials and instructions for voting your shares, including a voting instruction form.
Can I vote my shares virtually at the Annual Meeting?
If you are a “stockholder of record” on the Record Date, you may vote your shares at the Annual Meeting. If you hold your shares in “street name,” you must obtain a valid, legal proxy from your broker, banker, trustee or other nominee, giving you the right to vote your shares at the Annual Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner, i.e. in street name?
Stockholder of Record. If your shares are registered in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and these proxy materials are being provided directly to you by the Corporation. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote via the Internet, by telephone, or by completing, signing, dating and returning the enclosed proxy card.
Beneficial Owner. If your shares are held by a broker, bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank, trustee or other nominee, who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank, trustee or other nominee on how to vote the shares held in your account, and the broker, bank, trustee or other nominee who holds your shares will inform you how to instruct it to vote your shares. The organization that holds your shares, however, is considered the stockholder of record for purposes of voting at the Annual Meeting. As noted above, if you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid, legal proxy from your broker, bank, trustee or other nominee giving you the right to vote your shares at the Annual Meeting. The organization that holds your shares cannot vote your shares without your instructions on Proposals No. 1 and No. 2, so it is important that you instruct your nominee how to vote your shares.
Who will bear the costs of soliciting proxies for the Annual Meeting?
We will bear the costs of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, proxies may be solicited personally, by telephone or otherwise. Our directors, officers and employees may also solicit proxies but will not receive any additional compensation for their services. Proxies and proxy materials will also be distributed at our expense by brokers, nominees, custodians and other similar parties.
Can I change my vote?
Yes. If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by sending in a new proxy card with a later date, or casting a new vote over the Internet or by telephone, or sending a written notice of revocation to the President or Corporate Secretary at First BanCorp., at P.O. Box 9146, San Juan, Puerto Rico 00908-0146. To be effective, any revocation must be delivered to the Corporation before the proxy is exercised. Internet and telephone voting will be available until 11:59 p.m. Atlantic Standard Time on May 20, 2021. If you virtually attend the Annual Meeting and vote, your previously submitted proxy will not be used.
If your shares are held in the name of a broker, bank, trustee or other nominee, that institution will instruct you as to how your vote may be changed.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple Notices of Internet Availability of Proxy Materials or multiple copies of this Proxy Statement and multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you may receive a voting instruction form for each brokerage account in which you hold shares. You should exercise your vote in connection with each set of voting materials you receive as they represent different shares.
8	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

2021 Annual Meeting of Stockholders to be Held on May 21, 2021 | Questions and Answers about the Meeting
Could other matters be decided at the Annual Meeting?
The Board does not intend to present any business at the Annual Meeting other than that which is described in the Notice of 2021 Annual Meeting of Stockholders. As of the date of this Proxy Statement, the Board knows of no other matters that may come before the Annual Meeting and the Chairman of the Annual Meeting will declare out of order and disregard any matter not properly presented. However, if any new matter or stockholder proposal requiring the vote of the stockholders is properly presented before the Annual Meeting, proxies may be voted with respect thereto in accordance with the best judgment of the proxy holders, under the discretionary authority granted by stockholders in their proxies in connection with general matters, subject to compliance with Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
What happens to my vote if the Annual Meeting is postponed or adjourned?
Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is exercised.
Who can help answer my questions?
You should contact Sara Alvarez, Secretary of the Board, by e-mail at sara.alvarez@firstbankpr.com or by telephone at 787-729-8041, if you have any questions about how to vote at the Annual Meeting by Internet, telephone or mail; if you need directions regarding how to virtually attend and vote during the Annual Meeting; or if you need copies of our public filings submitted to the U.S. Securities and Exchange Commission (the “SEC”).
Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	9

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING
TO BE HELD ON MAY 21, 2021
You will help the Corporation protect the environment and save postage and printing expenses in future years by consenting to receive the annual report and proxy materials via the Internet. This Proxy Statement and the Annual Report are available at https://materials.proxyvote.com/318672. You may obtain directions regarding how to attend the Annual Meeting and vote during the Annual Meeting by contacting Sara Alvarez, Secretary of the Board, by e-mail at sara.alvarez@firstbankpr.com or by telephone at 787-729-8041.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth certain information as of March 31, 2021, unless otherwise specified, with respect to shares of our Common Stock beneficially owned, which includes shares that a person has the right to acquire within 60 days after March 31, 2021, by: (1) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (2) each director, each director nominee and each NEO; and (3) all current directors and executive officers as a group. This information has been provided by each of the directors and executive officers at our request or derived from statements filed with the SEC pursuant to Section 13(d), 13(g), or 16(a) of the Exchange Act. Beneficial ownership of securities means the possession, directly or indirectly, through any formal or informal arrangement, either individually or in a group, of voting power (which includes the power to vote, or to direct the voting of, such security) and/or investment power (which includes the power to dispose of, or to direct the disposition of, such security). As of March 31, 2021, no officer or director, and, to the Corporation’s knowledge, no beneficial owner of more than 5% of the shares of Common Stock owns any of the Corporation’s outstanding preferred stock. Unless otherwise indicated, to the Corporation’s knowledge, the identified beneficial owners have sole voting and dispositive power over the shares.
(1)	Beneficial Owners of More Than 5% of our Common Stock:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(a)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	31,135,847(b)	14.2%
The Vanguard Group. 100 Vanguard Blvd. Malvern, PA 19355	23,269,123(c)	10.6%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX, 78746	17,432,554(d)	8.0%
(a)	Based on 218,628,862 shares of Common Stock outstanding as of March 31, 2021.
(b)
Based solely on a Schedule 13G filed with the SEC on January 26, 2021 in which BlackRock, Inc. reported aggregate beneficial ownership of 31,135,847 shares of Common Stock as of December 31, 2020. BlackRock, Inc. reported that it possessed sole power to dispose or direct the disposition of 31,135,847 shares of Common Stock. BlackRock, Inc. reported that it possessed sole power to vote or direct the vote of 30,708,196 shares of Common Stock beneficially owned.

(c)
Based solely on a Schedule 13G filed with the SEC on February 10, 2021 in which The Vanguard Group reported aggregate beneficial ownership of 23,269,123 shares of Common Stock as of December 31, 2020. The Vanguard Group reported that it possessed sole power to dispose or direct the disposition of 22,849,199 shares of Common Stock and shared power to dispose or direct the disposition of 419,924 shares of Common Stock. The Vanguard Group reported that it possessed shared power to vote or direct the vote of 226,005 shares of Common Stock beneficially owned.

(d)
Based solely on a Schedule 13G filed with the SEC on February 12, 2021, and amended on March 9, 2021 to correct the CIK number for the issuer, in which Dimensional Fund Advisors LLP reported aggregate beneficial ownership of 17,432,554 shares of Common Stock as of December 31, 2020. Dimensional Fund Advisors LLP reported that it possessed sole power to dispose or direct the disposition of 17,432,554 shares of Common Stock. Dimensional Fund Advisors LLP reported that it possessed sole power to vote or direct the vote of 16,915,089 shares of Common Stock beneficially owned.

10	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Security Ownership of Certain Beneficial Owners and Management | Beneficial Owners of More Than 5% of our Common Stock
(2)	Beneficial Ownership of Directors, Director Nominees and Executive Officers:
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)	Percent of Class
Directors and Director Nominees
Juan Acosta Reboyras	65,442	*
Aurelio Alemán, President & Chief Executive Officer	1,281,065	*
Luz A. Crespo	61,485	*
Tracey Dedrick	18,908	*
Patricia M. Eaves	3,552	*
Daniel E. Frye	17,794	*
Robert T. Gormley	78,208	*
John A. Heffern	71,343	*
Roberto R. Herencia, Chairman of the Board	824,434	*
José Menéndez-Cortada	104,646	*
Felix M. Villamil	6,163	*
Named Executive Officers
Orlando Berges, Executive Vice President, Chief Financial Officer & Interim Chief Accounting Officer	423,925	*
Calixto García-Velez, Executive Vice President	202,998	*
Donald Kafka, Executive Vice President	238,606	*
Nayda Rivera, Executive Vice President	320,530	*
All current directors and Executive Officers as a group (21 persons as a group)	5,032,221	2.3%
*	Less than 1% of our outstanding Common Stock as of the March 31, 2021.
(a)
For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of a security if that person has the right to acquire beneficial ownership of such security within 60 days. Also, it includes shares granted under the First BanCorp Omnibus Incentive Plan, as amended (the “Omnibus Incentive Plan”), subject to forfeiture upon failure to meet vesting conditions, as follows: Mr. Juan Acosta Reboyras, 7,662; Mr. Alemán, 292,682; Mrs. Crespo, 7,662; Ms. Dedrick, 7,662; Mrs. Eaves, 3,552; Mr. Frye, 7,662; Mr. Gormley, 7,662; Mr. Heffern, 7,662; Mr. Berges, 52,483; Mr. García-Velez, 41,009; Mr. Kafka, 50,988; Mr. Menéndez-Cortada, 7,662; Mrs. Rivera, 61,096; Mr. Villamil, 6,163 and all current directors and executive officers as a group 792,835. These amounts do not include shares of Common Stock represented by units in a unitized stock fund under our Defined Contribution Plan.

Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	11

INFORMATION WITH RESPECT TO NOMINEES STANDING FOR ELECTION
AS DIRECTORS AND WITH RESPECT TO EXECUTIVE OFFICERS OF
THE CORPORATION
PROPOSAL NO. 1—ELECTION OF DIRECTORS
During fiscal year 2020 and through the date of the filing of this Proxy Statement, the composition of our Board changed in the following respects:
•	effective October 30, 2020, current director Félix M. Villamil became a director of the Corporation and FirstBank Puerto Rico (“FirstBank” or the “Bank”); and
•	effective March 31, 2021, current director Patricia M. Eaves became a director of the Corporation and the Bank.
At the Annual Meeting, stockholders are being asked to vote on the election of nine members to the Board to serve until the 2022 Annual Meeting or until their earlier death, incapacity, resignation or respective successors are duly elected and qualified. The Board, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated the nine people listed below for election at the Annual Meeting.
Each of the nominees for director has agreed to be named in the Proxy Statement and to serve as a director if elected. Each nominee is currently serving as a director of the Corporation.
Our Amended and Restated By-laws provide that the Board will consist of a number of members fixed from time to time by resolution of a majority of the Board, provided that the number of directors is always an odd number and not less than five nor more than fifteen. In accordance with our Restated Articles of Incorporation and Amended and Restated By-laws, director nominees stand for election annually. A director is elected by the stockholders for a one-year term and serves until his or her successor is duly elected and qualified or their earlier death, incapacity, or resignation. If stockholders do not elect a nominee who is serving as a director, Puerto Rico corporation law provides that the director would continue to serve on the Board as a “holdover director.” Under our Amended and Restated By-laws, an incumbent director who is not elected by a majority of the votes present in person or by proxy and entitled to vote must tender his or her resignation to the Board promptly following certification of the stockholder vote. The Board must act on the tendered resignation within 90 days following certification of the stockholder vote and must elect a new director by the affirmative vote of a majority of the Board to fill the vacancy until the next election of directors by stockholders.
On April 5, 2021, Mr. Robert T. Gormley and Mr. José Menéndez-Cortada, each individually, informed the Board that they will not stand for re-election to the Board upon completion of their current term as directors at the Annual Meeting. Mr. Gormley served as a director of the Corporation since October 2012, and Mr. Menéndez-Cortada served as director of the Corporation and the Bank since April 2004. Their decision to not stand for re-election did not result from any disagreement with the Corporation or any matter relating to the Corporation’s operations, policies or practices.
On March 31, 2021, the Board nominated current Directors Juan Acosta Reboyras, Aurelio Alemán, Luz A. Crespo, Patricia M. Eaves, Tracey Dedrick, Daniel E. Frye, John A. Heffern, Roberto R. Herencia, and Felix M. Villamil to serve terms ending at the 2022 Annual Meeting of Stockholders, and when their respective successors have been duly elected and qualified. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted FOR the election of these nominees. If any nominee should be unable to serve or for good cause will not serve, the designated proxies will vote each executed and returned proxy for the substitute nominee or nominees as the Board may propose. At this time, the Board knows of no reason why any of the persons identified above may not be able to serve as a director if elected and has not identified any substitute nominees.
After the Annual Meeting, Ms. Tracey Dedrick, currently a director of the Corporation, will be a member of the Board of Directors of FirstBank. All other nominees are also members of the Board of Directors of FirstBank. The information presented below regarding the time of service on the Board includes terms concurrently served on the Board of Directors of the Bank as applicable.
DIRECTOR QUALIFICATIONS
Each director nominee has the qualifications and experience to focus on the complex issues confronting us and the financial industry. The nominees are leaders in business, finance, accounting or academia because of their intellectual acumen and analytic skills, strategic vision, ability to lead and inspire others to work with them, and records of outstanding accomplishments. Each has been chosen to stand for election in part because he or she asks difficult questions, understands our unique challenges and evaluates the strategies proposed by management and, when applicable, oversees their implementation.
Our nominees collectively have a long record of professional integrity and dedication to their professions and community, a strong work ethic that includes coming fully prepared to meetings and fulfilling professional obligations, enhancing the productivity of the Board, and sharing with the Corporation their experiences as directors of other companies.
12	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Director Qualifications
In evaluating the composition of the Board, the Corporate Governance and Nominating Committee seeks to find and retain individuals who, in addition to having the qualifications set forth in our Corporate Governance Guidelines and Principles, have the skills, experience and abilities necessary to oversee our operations in the corporate and consumer banking businesses within Puerto Rico, the United States, and the United States and British Virgin Islands. The Corporate Governance and Nominating Committee has determined that it is critically important to our proper operation and success that, through its members, our Board has expertise and experience in the following areas:
•
Leadership: Experience in significant leadership positions over an extended period, especially chief executive officer (“CEO”) positions. Directors with that experience generally provide the Corporation with special insights and possess extraordinary leadership qualities and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth. Through their service as top leaders at other organizations, they also have access to important sources of market intelligence, analysis and relationships that benefit the Corporation.

•
Financial Services Industry: Experience in the financial services industry. Directors with that experience provide insight with respect to the Corporation’s diversified banking businesses, which provide a broad range of financial services to consumer and corporate customers.

•
Risk Management: Risk expertise to assist the Corporation in ensuring that it is properly identifying, analyzing, measuring, monitoring, reporting and controlling or mitigating risk. Risk management is a critical function of a financial services company, and its proper supervision requires directors with sophisticated risk management skills and experience. Directors provide oversight of the Corporation’s risk management framework, including the significant policies, procedures and practices used in managing credit, market and certain other risks, and review recommendations by management regarding risk mitigation.

•
Regulatory Compliance: Experience serving at, or interacting with, regulators, or operating businesses subject to extensive regulation, in order to support our continued compliance with the many applicable regulatory requirements and promote ongoing effective relationships with our regulators. The Corporation and its subsidiaries are regulated and supervised by numerous regulatory agencies, both domestically and federally, including the Federal Reserve Board (the “Fed”), the Federal Deposit Insurance Corporation (the “FDIC”), and the Office of the Commissioner of Financial Institutions of the Commonwealth of Puerto Rico and other local banking and insurance authorities (collectively the “Regulators”).

•
Consumer Business: Extensive consumer experience to assist the Corporation in evaluating its business model and strategies for reaching and servicing its retail customers. The Corporation provides services to retail customers in connection with its retail banking, consumer finance, real estate lending, personal loans, auto loans, small and middle market commercial banking and other financial services businesses.

•
Corporate Business: A depth of understanding of and experience with complex business structures and transactions. Directors with that experience enhance the Corporation’s provision of a variety of services to its corporate clients, including financial restructurings, loans and cash management.

•
Financial Reporting: Direct or supervisory experience in the preparation of financial statements, as well as finance and accounting expertise. While the Board and its committees are not responsible for preparing our financial statements, they have oversight responsibility and the audit committee has the authority to select, oversee and evaluate our independent registered public accounting firm.

•
Legal Matters: Experience complying with legal and contractual requirements, as well as understanding complex litigation and litigation strategies. Our Board has an important oversight function with respect to compliance with applicable requirements. In addition, it monitors legal proceedings and evaluates major settlements.

Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	13

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2022 Annual Meeting
NOMINEES STANDING FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING AT
THE 2022 ANNUAL MEETING

Juan Acosta Reboyras AGE: 65 DIRECTOR SINCE: August 2014
Director of the Corporation since August 2014. Mr. Juan Acosta Reboyras is the Managing Member and Co-Founder of Acosta & Ramirez, Law Offices LLC, specializing in tax and corporate law, individual tax planning, estate planning and general matters of tax and corporate law. Mr. Acosta Reboyras is a former partner of KPMG and of the Goldman Antonetti & Cordova and McConnell Valdes law firms. Throughout his 43-year career, Mr. Acosta-Reboyras has dealt with a variety of tax compliance and planning issues while concentrating on tax-related business affairs, including corporate reorganizations, mergers, acquisitions and divestitures. He has also counseled clients on the organization and operation of corporations in Puerto Rico, applications for grants of tax exemption and United States and Puerto Rico income tax matters dealing with outbound and inbound transfers of assets. Mr. Acosta-Reboyras has been a Certified Public Accountant since 1977 and has been licensed to practice law in the Commonwealth of Puerto Rico and the United States Court of Appeals for the First Circuit since 1984. He is a former President of the Puerto Rico Society of Certified Accountants and a member of the Puerto Rico Bar Association and the American Institute of Certified Public Accountants. He is also a former member of the Board of Directors of the University of Puerto Rico. Mr. Acosta-Reboyras also serves in the Board of Directors of various non-profit organizations.

Director Qualifications:
	•	His extensive experience in tax and corporate law gained as the managing partner of Acosta & Ramirez, LLP enhances the Board’s understanding of tax and financial matters.
	•	His experience with a variety of tax compliance and planning issues, including corporate reorganizations, mergers, acquisitions and divestitures brings to the Board vast legal related expertise.
•
His leadership experience obtained from director and executive positions held at the Puerto Rico Society of Certified Accountants and the University of Puerto Rico enhances the Board’s oversight functions.

14	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2022 Annual Meeting

Aurelio Alemán AGE: 62 DIRECTOR SINCE: September 2009 President and Chief Executive Officer
President and CEO since September 2009. Director of First BanCorp. and its subsidiary FirstBank since September 2005. Mr. Alemán currently serves as Chairman of the Board of Directors and CEO of the Corporation’s subsidiaries First Federal Finance Limited Liability Company d/b/a Money Express, First Express, Inc., First Management of Puerto Rico, L.L.C., FirstBank Insurance Agency, LLC and FirstBank Overseas Corp. He was the Chairman of the Board of Directors and CEO of the Corporation’s subsidiary First Mortgage, Inc. from September 2005 through December 2014, and Senior Executive Vice President and Chief Operating Officer of First BanCorp. from October 2005 to September 2009. During that period, he was responsible for all the Retail & Consumer Banking Business Areas of FirstBank, as well as the operations of First Mortgage, First Leasing & Car Rental, FirstBank Insurance Agency, Inc., and First Federal Finance Limited Liability Company d/b/a Money Express. He was also in charge of the operations of FirstBank’s Florida banking subsidiary and the British and US Virgin Islands, where FirstBank is the leading banking institution. In addition, he supervised the Human Resources, Operations, Technology, Strategic Planning, and Marketing and Public Relations departments. He was the Executive Vice President responsible for the consumer lending business of FirstBank between 1998 and 2009, where he undertook the presidency of various of the Corporation’s subsidiaries, as follows: President of First Federal Finance Limited Liability Company d/b/a Money Express from 2000 to 2006; President of FirstBank Insurance Agency, Inc. from 2001 to 2006; and President of the Corporation’s subsidiary First Leasing & Rental Corp. from 1999 to June 2007. Previously, he was Vice President of Citibank, N.A. as Chief of Consumer Indirect Business & Mortgage, responsible for the wholesale and retail automobile financing and retail mortgage business from 1996 to 1998 and Vice President of Chase Manhattan Bank, N.A., as Operations and Technology Executive, responsible for banking operations and technology of the retail and corporate banking divisions for Puerto Rico and the Eastern Caribbean region from 1990 to 1996.Since October 2019, Mr. Alemán has served as president of the Puerto Rico Bank’s Association, and he previously served as president of the Puerto Rico Bank’s Association from 2011 to 2013. Since 2012, he has been a Director of the Latin America and Caribbean Advisory Board of MasterCard.

Director Qualifications:
•
His role as CEO of the Corporation since 2009, President and/or CEO of many of the Corporation’s subsidiaries from 2005 to 2009, and Chief Operating Officer of First BanCorp. from 2005 to 2009, has provided him extensive leadership and financial services industry experience. Under his tenure as CEO, he engineered the turnaround of the Corporation’s troubled financial institution subsidiary in a local economy that had by then produced three bank failures. In less than two years, he oversaw the creation of a strategic plan that resulted in the $520 million recapitalization of the Corporation in 2011, the second largest of its kind since the financial crisis in 2008. After the capital raise, Mr. Alemán’s leadership resulted in the transition of the organization from a defensive to an offensive posture and in the timely execution of the Corporation’s strategic plan, which has produced major improvements in net interest income, deposit growth and composition, and asset quality within a local economy that continues to be mired in a recession. The Corporation’s return to profitability in 2012, ahead of market expectations, was accompanied by the strengthening of the franchise in the areas of product development, talent management, and employee engagement. Under Mr. Alemán’s direction, the Corporation participated, in 2015, in a novel transaction with one of its competitors to acquire Doral Bank. Thus, expanding the institution’s footprint and increasing its growth potential. In October 2020, under Mr. Aleman’s leadership, the Bank completed the acquisition of Banco Santander Puerto Rico, which improved the Corporation’s scale and competitiveness in the Puerto Rico market, while enhancing the funding and risk profile.

•
His career of more than 40 years in the financial services industry, which includes diverse positions in the areas of business administration, sales, credit and risk management, banking operations, and technology in institutions such as the Corporation, Citibank and Chase Manhattan Bank, has given him a comprehensive understanding of the industry.

•
In his roles as President, CEO and Chief Operating Officer of the Corporation and the Bank and through his prior experience as Vice President of Citibank, N.A. and Chase Manhattan Bank, N.A., Mr. Alemán gained extensive experience with financial services, consumer business, corporate business issues, risk management, operations and technology.

Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	15

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2022 Annual Meeting

Luz A. Crespo AGE: 63 DIRECTOR SINCE: February 2015
Director of the Corporation since February 2015. CEO of the Puerto Rico Science, Technology and Research Trust since March 2015. Mrs. Luz A. Crespo is a retired General Manager of the Enterprise Business Division (Puerto Rico Manufacturing Operation-PRMO) of Hewlett-Packard Puerto Rico (“HP”) located in Aguadilla. Her tenure at HP lasted for 31 years from 1981 to 2013. She is a member of the Industrial Engineering Honor Society, Alpha Pi Mu. Mrs. Crespo served as the president of the Puerto Rico Manufacturing Association (“PRMA”) from 2000 to 2002 and later served on the Nominating Committee of PRMA from 2003 to 2013. She was also a member of the Manufacturing Advisory Board during the incumbency of Governor Luis Fortuño from 2011 to 2013.

Director Qualifications:
•
Her tenure of over 31 years at HP provides significant leadership experience over an extended period of time. As part of her responsibilities, she provided supply chain support to operations in Europe (England, Germany and the Czech Republic) and Mexico. In addition, Mrs. Crespo managed the Latin-American Unix operation where her responsibilities included sales, marketing and total customer experience.

•
Mrs. Crespo brings to the Corporation risk management expertise in the information technology (“IT”) industry, which is redefining the competitive landscape for every major corporation. Mrs. Crespo’s experience and expertise in IT-related matters provides the Board with valuable direction and input on IT-related risks and assists the Corporation in developing a more effective IT governance structure and cyber security oversight.

Tracey Dedrick AGE: 64 DIRECTOR SINCE: January 2019 OTHER CURRENT PUBLIC BOARDS: Sterling Bancorp
Director of the Corporation since January 2019. Ms. Dedrick is a former Executive Vice President and Head of Enterprise Risk Management for Santander Holdings U.S., where she was responsible for enterprise risk, operational risk and market risk for the Americas until her retirement in 2017. Prior to this role, Ms. Dedrick was Executive Vice President and Chief Risk Officer at Hudson City Bancorp from July 2011 until November 2015. From January 2010 to February 2011, Ms. Dedrick served as the Treasurer of PineBridge Investments, an asset management company with $83 billion in assets under management. Prior to this, Ms. Dedrick was employed by MetLife, the largest insurance provider in the United States, where she served as Vice President and Assistant Treasurer from June 2001 until July 2004, Vice President and Head of Investor Relations from July 2004 until July 2007 and then served as the Senior Vice President and Head of Market Risk from July 2007 until September 2009. Additionally, Ms. Dedrick currently serves as a board chair of the Information Systems Audit and Control Association (“ISACA”). Ms. Dedrick also served as a board member of Fieldpoint Private, a private wealth management firm, from January 2020 to December 2020. As board chair of ISACA, Ms. Dedrick chair’s the Executive Committee and is a member of the Risk and Technology Committee and the Compensation Committee. In February 2021, Ms. Dedrick was appointed as a board member of Sterling Bancorp (NASDAQ: SBT). As a board member of Sterling Bancorp, Ms. Dedrick chair’s the Risk Committee.

Director Qualifications:
•
She is a former financial service industry executive, with over 40 years of experience in a wide variety of management roles in areas such as risk management, compliance, treasury and investor relations, which provides the Board with valuable insight.

•
As Executive Vice President and Head of Enterprise Risk Management of Santander Holdings U.S., Ms. Dedrick brings to the Board valuable insight with respect to governance over enterprise risk management functions and other operational and market risk areas, such as information security and treasury functions.

•
Her extensive knowledge of key risk areas, such as, market, liquidity, credit, operational, cyber, IT, strategic, reputational, model and vendor/third party risks, consumer and commercial banking regulations, including BSA/AML, UDAAP and CRA, enhances the Board’s oversight of those areas.

16	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2022 Annual Meeting

Patricia M. Eaves AGE: 61 DIRECTOR SINCE: March 2021
Director of the Corporation since March 2021. Mrs. Eaves has over twenty-five (25) years of experience in the telecommunications industry within Puerto Rico. Prior to retiring in 2019, Mrs. Eaves served as the Chief Commercial Officer of Sprint Puerto Rico from 1995 to 2019. Mrs. Eaves also has ample experience in marketing and advertising communications, including digital content, social media, promotions, events and public relations. During her tenure at Sprint Puerto Rico, Mrs. Eaves oversaw the execution of successful sales and marketing strategies, while leading a team of over 180 employees in a highly competitive segment. In addition, she oversaw advertising campaigns that increased brand awareness and achieved consistent year over year growth. Prior to joining Sprint Puerto Rico in 1995, Mrs. Eaves held various sales and marketing positions within the communications and media industry in Puerto Rico. Mrs. Eaves is also actively involved in various non-profit organizations in Puerto Rico, including serving as a board member of Make-A-Wish Foundation of Puerto Rico.

Director Qualifications:
•
High-achieving executive with over thirty (30) years of experience in various leadership roles in sales and marketing within Puerto Rico, which enables her to provide the Board with intricate knowledge and profound understanding of Puerto Rican consumers, their habits and motivations.

	•	Knowledge of the telecommunications and media industries in Puerto Rico obtained during her tenure in Sprint Puerto Rico and other media/communications firms.
•
Experience in leading large teams to successfully reach and exceed goals, identifying operational efficiencies that impact the bottom line, and executing strategies to increase customer engagement and brand awareness.

Daniel E. Frye AGE: 66 DIRECTOR SINCE: August 2018
Director of the Corporation since August 2018. Mr. Frye is a former Special Advisor and Area Director of the FDIC, with over forty years of experience in the banking industry. Prior to retiring in December 2016, Mr. Frye held various positions within the FDIC, including Bank Examiner, Regional Manager, Area Director and Special Advisor. From August 2014 to December 2016, Mr. Frye served as Special Advisor in the FDIC. From 2002 to August 2014, he served as Area Director of the FDIC’s Boston Area Office, where he directed the risk management supervisory activities for the six New England states and served as acting Regional Director for the FDIC’s New York Region for approximately two years during this timeframe, with responsibility for both the risk management and consumer protection supervisory programs. Mr. Frye has served as an independent director of the privately-held Shinhan Bank America since April 2017.

Director Qualifications:

• His extensive experience as a former Bank Examiner, Regional Manager, Area Director and Special Advisor of the FDIC, with over 42 years of experience in a wide variety of roles requiring risk management and financial expertise, enables him to provide the Board with valuable insight into the financial services industry and in key areas of leadership, risk management and financial reporting.

• His extensive experience overseeing risk management and financial functions at the FDIC, enables him to assist the Corporation in ensuring that it is properly identifying, measuring, monitoring, reporting, analyzing and controlling or mitigating risk.

Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	17

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2022 Annual Meeting

John A. Heffern AGE: 59 DIRECTOR SINCE: October 2017
Director of the Board since October 2017. Founder of KCA/Princeton Advisors, LLC, a private investment firm, and also serves as its Principal since January 2017. Prior to founding KCA, Mr. Heffern was a Managing Partner/Senior Portfolio Manager at Chartwell Investment Partners. Mr. Heffern served in this role from 2005 through 2016 and managed the firm’s growth investing strategies for institutional separate account clients and as subadvisor to leading mutual fund companies with multi-manager strategies in the areas of domestic small cap growth and mid cap growth equities. From 1997 to 2005, he served as a Senior Vice President and Senior Portfolio Manager with the growth investing group at Delaware Investment Advisers, and was a founder of the Delaware American Services Fund, a mutual fund specializing in banking and non-banking financial companies as well as non-financial service companies. From 1994 to 1997, he served as a Senior Vice President/Senior Equity Analyst at NatWest Securities Limited, Research Division, covering banks and specialty financial services companies. From 1988 to 1994, Mr. Heffern was a Principal and Senior Equity Analyst at Alex. Brown & Sons, Inc, Research Division, where he specialized in US banks and thrifts. He holds an M.B.A. in Finance and a BA in Economics from the University of North Carolina at Chapel Hill. Mr. Heffern served from May 2016 through September 2018 on the Board of Trustees of the Princeton Junior School where he chaired its Development Committee and was a member of its Finance Committee.

Director Qualifications:
•
Experience with financial services companies and risk management expertise obtained as a managing Partner/Senior Portfolio Manager at Chartwell Investment Partners analyzing and monitoring substantial investment positions enables him to provide the Board with valuable insights regarding investment strategies.

•
More than 30 years of finance, banking and managerial experience and expertise in evaluating companies’ strategies, operations and risks gained through his work in the investment management industry enables him to provide the Board with valuable insights.

18	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2022 Annual Meeting

Roberto R. Herencia AGE: 61 DIRECTOR SINCE: October 2011 OTHER CURRENT PUBLIC BOARDS: Banner Corporation Byline BanCorp
Director and Chairman of the Board since October 2011. President and CEO of BXM Holdings, an investment fund specializing in community bank investments, since October 2010. Between 2009 and 2010, President and CEO of Midwest Banc Holdings, Inc. for which a plan of liquidation was confirmed on June 1, 2011, and its subsidiary Midwest Bank and Trust. Previously, he spent 17 years with Popular Inc. (NASDAQ: BPOP) as its Executive Vice President and President of Popular Inc.’s subsidiary, Banco Popular North America. Prior to joining Popular Inc., Mr. Herencia spent 10 years with The First National Bank of Chicago, now a part of J.P. Morgan Chase (NYSE: JPM), in a variety of roles, including Deputy Senior Credit Officer and Head of the Emerging Markets Division.

On February 12, 2021, Mr. Herencia was appointed chief executive officer of Byline Bancorp (NYSE: BY). Mr. Herencia has also served as chairman of Byline Bank, the subsidiary bank of Byline Bancorp, since June 2013. In March 2016, Mr. Herencia was appointed as an independent director of Banner Corporation (NASDAQ: BANR) and its subsidiary Banner Bank. Mr. Herencia served from December 2010 to September 2015, as an independent director of privately held SKBHC Holdings LLC, and its two subsidiary banks, AmericanWest Bank and First National Bank of Starbuck.

Mr. Herencia served on the Board of Directors of the Development Finance Corporation (DFC), an agency of the U.S. Government, following his appointment by President Obama and confirmation by the U.S. Senate in 2011, and re-nomination in April 2013 until November 2019. Mr. Herencia is a Trustee of DePaul University and the Northwestern Memorial Foundation in Chicago. He serves on the Board of Directors of Junior Achievement of Chicago. Between 2003 and 2007, Mr. Herencia was a member of the Board of Directors of The ServiceMaster Company (NYSE: SVM), where he served as Chairman of its Audit and Finance Committee and designated financial expert.

Director Qualifications:
•
He is a financial services industry executive, consultant and leader with 38 years of broad experience in all aspects of the banking industry in the U.S., including senior roles in all segments of banking, including corporate, commercial, small business, problem asset restructuring and retail banking, which provides the Board with valuable insight in the areas of leadership, strategic planning, and relationship banking.

•
His vast experience in the financial institutions industry, as evidenced by his positions as CEO of a publicly traded community bank, head of emerging markets at a major domestic and international bank, and consultant to regulators, has provided him with extensive experience in complex and distressed turnaround efforts, mergers, and acquisitions. This experience benefits the Board’s ability to assess issues relating to regulatory compliance and risk management.

•
His experience and designation as a financial expert and chairman of the audit committee of a publicly traded company and his role in various other audit committees of private companies enhance the Board’s understanding of complex financial matters and understanding of governance matters.

•
Corporate business knowledge, leadership abilities, and risk management capabilities obtained from Mr. Herencia’s experience as President and CEO enhance the Board’s understanding of the responsibilities and challenges of public companies.

Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	19

Proposal No.1—Election of Directors | Required Vote

Félix M. Villamil AGE: 59 DIRECTOR SINCE: October 2020
Director of the Corporation since October 2020. Mr. Villamil is a highly respected former executive with over 35 years of experience in the finance and technology industry. Throughout his career, Mr. Villamil held various positions within internal audit, credit risk and operations. Since his retirement from Evertec, Inc. (“Evertec”) in 2013, Mr. Villamil has been actively involved as a member of various board of directors in certain for-profit and non-profit organizations in Puerto Rico. Since 2017, Mr. Villamil has been a member of the board of directors of V. Suárez & Company, one of Puerto Rico’s largest distributors in the beverage, food, household goods, and personal cares, among other segments, where he is a member of the audit committee and information technology committee. Since 2010, Mr. Villamil serves as a member of the Board of Trustees of the Sacred Heart University, where he serves as a vice-chairman of the Board of Trustees and chairman of the audit committee. From 2004 to 2013, Mr. Villamil held various positions within Evertec, Inc. (“Evertec”), including chief executive officer and director from September 2010 to February 2012, and vice chairman from 2012 to 2013. As chief executive officer and director of Evertec, Mr. Villamil managed the overall business strategy, including overseeing Evertec’s growth from a division within Popular, Inc., to an independent player in the payments processing sector. From 1990 to 2004, Mr. Villamil was employed by Banco Popular de Puerto Rico, holding various positions, including executive vice president of the operations group, senior vice president of the retail group, the credit risk management division, and general auditor. Mr. Villamil also served as a member of the board of directors of Santander BanCorp and Banco Santander Puerto Rico from 2018 to September 1, 2020. During his tenure as a director of Santander BanCorp and Banco Santander Puerto Rico, Mr. Villamil served as a member of the risk committee and audit committee. Mr. Villamil is also actively involved in other non-profit organizations in Puerto Rico.

Director Qualifications:
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Leadership and director experience attained from having held multiple positions, including as a director of Evertec, Inc., Santander Bancorp and Banco Santander Puerto Rico, enables him to assist the Board with its oversight responsibilities.

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His role as chief executive officer of Evertec from 2010 to 2012, and other executive and senior management positions, has provided him extensive leadership experiences within the financial services and technology industries.

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His career of more than 35 years in the financial services and technology industries, which includes diverse positions in the business operations, credit risk, internal audit, and technology in institutions such as Evertec and Banco Popular de Puerto Rico, has given him a comprehensive understanding of the industries and the Puerto Rico market.

Required Vote
To be elected, each director must receive the affirmative vote of a majority of the outstanding shares represented in person or by proxy at the meeting and entitled to vote on the election of directors.
Recommendation of the Board of Directors
The Board Unanimously Recommends that You Vote for the Election of Each Director Nominee.
20	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Information About Executive Officers Who Are Not Directors
INFORMATION ABOUT EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
The executive officers of the Corporation and FirstBank, other than our President and CEO, are listed below. The Corporation’s By-laws provide that each officer shall be elected annually at the first meeting of the Board after the annual meeting of stockholders and that each officer shall hold office until his or her successor has been duly elected and qualified or until his or her death, resignation or removal from office.
Orlando Berges, 63
Executive Vice President, Chief Financial Officer and Interim Chief Accounting Officer

Executive Vice President and Chief Financial Officer of the Corporation since August 1, 2009. Interim Chief Accounting Officer of the Corporation since February 25, 2020. Over 40 years of experience in the financial, administration, public accounting and business sectors. Mr. Berges served as Executive Vice President of Administration of Banco Popular de Puerto Rico, a subsidiary of Popular, Inc., from May 2004 to May 2009, where he was responsible for supervising the finance, operations, real estate, and administrative functions in both the Puerto Rico and U.S. markets; Regional Manager of a branch network of Banco Popular de Puerto Rico from October 2001 to April 2004, and as Executive Vice President and Chief Financial, Operations and Administration Officer of Popular Inc.’s subsidiary Banco Popular North America from January 1998 to September 2001. Mr. Berges is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Puerto Rico Society of Certified Public Accountants. He is a director of the Corporation’s subsidiaries First Federal Finance Limited Liability Company d/b/a Money Express, FirstBank Overseas Corp., First Express, Inc., First Management of Puerto Rico, L.L.C. and FirstBank Insurance Agency, LLC. He was a director of the Corporation’s subsidiary First Mortgage from August 2009 to December 2014.

Calixto García-Vélez, 53
Executive Vice President and Florida Region Executive

Executive Vice President and FirstBank Florida Regional Executive since March 2009. Director of the Corporation’s Special Assets Group from 2010 to 2017. Before that, President and CEO of Doral Bank, EVP and President of the Consumer Banking Division of Doral Financial Corp in Puerto Rico and a member of Doral Bank’s Board of Directors from September 2006 to November 2008. President of West Division of Citibank, N.A., responsible for the Bank’s businesses in California and Nevada from 2005 to August 2006. From 2003 to 2006, Business Manager for Citibank’s South Division where he was responsible for Florida, Texas, Washington, D.C., Virginia, Maryland and Puerto Rico. President of Citibank, Florida and board member of Citibank F.S.B. and Citibank West, F.S.B. from 1999 to 2003.

Donald Kafka, 61
Executive Vice President and Chief Operating Officer

Executive Vice President and Chief Operating Officer since January 2015. Mr. Kafka is a seasoned executive with over 39 years of financial services experience in the United States, Latin America and Asia with diverse positions in institutions such as Banesco International Corp, First Southern Bancorp and Citibank. From 2012 to the first quarter of 2014, Mr. Kafka was the General Manager for Banesco International Corp., a corporation which offers a wide range of banking, payments solutions and insurance financial services and products. In 2003, Mr. Kafka joined Florida-based First Southern Bancorp, an institution that provided banking products and services through its First Southern Bank franchise. Mr. Kafka served as First Southern’s Chief Investment Officer from 2010 to 2012, and its Chief Operating Officer and Chief Financial Officer from 2003 to 2010. Mr. Kafka began his professional career with Citibank where, during his 20-year tenure from 1982 to 2002, he held multiple domestic and international executive management positions, including Chief Operating Officer of the company’s Florida-based Consumer Latin America North Division and President of the retail businesses in Venezuela and in Thailand. As the Chief Operating Officer of the Consumer Latin America North Division, he directed strategic planning, business development, financial management and day-to-day operations, interacting with specialized regional functional and product support areas.

Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	21

Information About Executive Officers Who Are Not Directors
Ginoris López-Lay, 52
Executive Vice President and Strategic Management Director

Executive Vice President since March 2010. As Director of Strategic Management and Retail Banking, Ms. López-Lay is responsible for leading the Corporation’s strategic planning process. In addition, she leads all marketing, digital and internal communication teams in Puerto Rico and provides oversight of the Florida and Eastern Caribbean region in terms of branding strategy and marketing investment effectiveness. She also heads the retail banking, small business segment, and digital & electronic banking businesses in Puerto Rico. Ms. López-Lay joined First BanCorp in 2006 as Senior Vice- President of the Retail Financial Services Division and established the Strategic Planning Department. Prior to that, she worked at Banco Popular as Senior Vice-President and Manager of the Strategic Planning and Marketing Division from 1996 to 2005. She has served throughout the years in various non-profit organizations in various capacities, including the Center for the New Economy from 2001 to 2018 and comPRometidos in 2014. She has also been advisor to various corporations, non-profit organizations and government initiatives, including: Advisor to the Board of Trustees of the Sacred Heart University from 2003 to 2004, Advisory Committee to the Governor for Small Business Financing from 2011 to 2012 and Advisory Board of MMM from 2013 to 2016. Currently, she is a member of the Board of Directors of the Boys & Girls Club and the Board of Directors for Espacios Abiertos.

Emilio Martinó, 70
Executive Vice President and Chief Lending Officer

Executive Vice President and Chief Lending Officer of FirstBank since October 2005. Senior Vice President and Credit Risk Manager of FirstBank from June 2002 to October 2005. Staff Credit Executive for FirstBank’s Corporate and Commercial Banking business operations since November 2004. First Senior Vice President of Banco Santander Puerto Rico, a subsidiary of Santander Bancorp, and Director for Credit Administration, Workout and Loan Review, from 1997 to 2002. Senior Vice President for Risk Area in charge of workout, credit administration, and portfolio assessment for Banco Santander Puerto Rico from 1996 to 1997. Deputy Country Senior Credit Officer for Chase Manhattan Bank Puerto Rico, a branch of Chase Manhattan Bank N.A., from 1986 to 1991. Director of the Corporation’s subsidiary First Mortgage, Inc. from October 2009 to December 2014.

T. Michael McDonald, 59
Executive Vice President and Business Group Director

Executive Vice President and Business Group Director since September 2012. Mr. McDonald has a career of more than 35 years in various senior executive roles within the financial services industry, including roles within asset management, investment banking and commercial banking. Prior to joining the Corporation, Mr. McDonald served as President and CEO of Popular Securities from 2007 to September 2012, and as Senior Vice President of Corporate Finance and Advisory Services of Banco Popular from 2003 to 2007. Mr. McDonald also served as Co-Head of Investment Banking at Citibank, N.A./Salomon Smith Barney from 1992 to 2003; as Director of Corporate Finance in Shawmut National Corporation in Boston, Massachusetts from 1988 to 1992; and as Corporate Lending Officer—Latin America Division in The Chase Manhattan Bank, N.A in Puerto Rico from 1983 to 1986. Mr. McDonald is a FINRA-registered Series 24 general securities principal and holds a Series 7 securities license.

Lawrence Odell, 72
Executive Vice President, General Counsel

Executive Vice President and General Counsel since February 2006. Secretary of the Board of Directors of First BanCorp and FirstBank Puerto Rico from February 2006 to July 2020. Senior Partner at Martínez Odell & Calabria from 1979 to March 31, 2012. Over 42 years of experience in specialized legal issues related to banking, corporate finance and international corporate transactions. Served as Secretary of the Board of Pepsi-Cola Puerto Rico, Inc. from 1992 to 1997. Served as Secretary to the Board of Directors of BAESA, S.A. from 1992 to 1997. Director of the Corporation’s subsidiary First Management of Puerto Rico, L.L.C. since March 2009.

22	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Information About Executive Officers Who Are Not Directors
Cassan Pancham, 60
Executive Vice President and Business Group Executive

Executive Vice President of FirstBank since October 2005. Business group executive, overseeing the mortgage banking segment, FirstBank Insurance Agency LLC and the Eastern Caribbean Region. Director of FirstBank Insurance Agency LLC. Formerly Vice President and General Manager of JP Morgan Chase Eastern Caribbean Region Banking Group from 1999 through October 2002 and held various other management positions in Chase Manhattan Bank Caribbean business units beginning in 1985. Formerly, a Member of the Governing Board of Directors of the Virgin Islands Port Authority from June 2007 and Chairman of the Board from January 2008 to January 2011.

Carlos Power, 59
Executive Vice President and Consumer Lending Business Executive

Executive Vice President of Consumer Lending Business since 2007, responsible for Consumer Banking, Auto/Leasing Finance, Collections, First Federal Finance Limited Liability Company, d/b/a Money Express and the Credit Cards business. Over 30 years of experience at FirstBank in Puerto Rico, which include the following positions: Senior Vice President and Consumer Lending Business Director from 2007 to 2013; Senior Vice President and President of First Federal Finance Limited Liability Company d/b/a Money Express from 2000 to 2007; Vice President of Auto Finance Operations from 1990 to 2000; Accounting Officer in Consumer Lending Business from 1986 to 1989. Director of First Federal Finance Limited Liability Company d/b/a Money Express and First Express, Inc.

Nayda Rivera, 47
Executive Vice President and Chief Risk Officer

Executive Vice President since January 2008. Chief Risk Officer since April 2006. Senior Vice President from July 2002 to January 2008. General Auditor from July 2002 through April 2006. Prior to joining the Corporation, Mrs. Rivera spent six (6) years at PricewaterhouseCoopers, LLC auditing public and private companies. Mrs. Rivera is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Puerto Rico Society of Certified Public Accountants. She is also a Certified Internal Auditor and is certified in financial forensics. More than 25 years of combined work experience in public company, auditing, accounting, financial reporting, internal controls, corporate governance, risk management and regulatory compliance. Served as a member of the Board of Trustees of the Bayamón Central University from January 2005 to January 2006. Director of the Corporation’s subsidiaries FirstBank Overseas Corp. since October 2009. Trustee of the FirstBank Puerto Rico 401k Plan. Director of Juan Domingo en Acción from 2015 to October 2019, and director of United Way de Puerto Rico Inc. since 2015.

Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	23

OUR COMMITMENT TO CORPORATE RESPONSIBILITY AND SUSTAINABILITY | SOCIAL AND COMMUNITY PROGRAMS
OUR COMMITMENT TO CORPORATE RESPONSIBILITY AND SUSTAINABILITY
The Corporation has undertaken a commitment to formally establish its environmental, social, and governance (ESG) program, and is in the process of heightening ESG-related efforts by defining a corporate ESG vision that will guide corporate ESG efforts moving forward. We understand our role as a community partner in the different geographic regions in which we operate, and we are committed to having a positive impact on society, the economy and the environment. Through our social, community, economic and environmental programs, which have been one of the strategic pillars of the Corporation, we strive to achieve our commitment to providing superior services and being a leader in corporate citizenship in the communities we serve. We recognize that a strong, thriving economy is good for the communities, our business, our employees and our stockholders. It is now common practice for stockholders to look beyond traditional financial performance metrics and evaluate how companies are performing in their stewardship of stakeholder resources, attention to ESG factors, and disclosure of sustainability strategies. The Corporation currently keeps track and accounts for a series of ESG-related metrics including annual governance disclosures, human capital management, and community outreach efforts, among others.
SOCIAL, COMMUNITY AND ECONOMIC DEVELOPMENT
Understanding our role as a responsible corporate citizen and the importance of having a positive impact, we strive to improve the social and economic well-being of our communities, customers, and employees. In this respect, throughout the year we supported initiatives that contribute to revitalizing and stabilizing our communities, focusing on low to moderate income communities, across our three regions, in order to have an enduring impact on our neighbors’ capacity to enhance their quality of life. Under these initiatives, the Corporation sponsors and collaborates in projects directly impacting and promoting economic development, social services, education, health, affordable housing, and environmental conservation. We aim to encourage community involvement, personal commitment, accountability, leadership and social responsibility. During 2020, we contributed close to $1 million, including donations under the Community Reinvestment Act (“CRA”) Program, to over 130 non-profit organizations in the regions in which we operate, including the following:
•	$116,500 to 12 non-profit organizations for earthquake relief efforts in Puerto Rico.
•	$113,000 to 15 non-profit organizations for COVID-19 relief efforts.
•	$150,000 to 30 non-profit organizations during our holiday community initiatives “One with Puerto Rico”, “One with Florida”, and “One with Virgin Islands”.
Furthermore, we are committed to assisting our communities, customers, and employees experiencing difficulties as a result of the COVID-19 pandemic and natural disaster events that have impacted the geographical regions in which we operate. Early in 2020, Puerto Rico experienced a high number of earthquakes and aftershocks that caused devastating damage to infrastructure and affected the well-being of Puerto Rico citizens. Throughout the COVID-19 pandemic and natural disaster events, the Corporation has been committed to providing relief efforts to our communities, employees and customers through different programs, initiatives, and charitable contributions. As it relates to our employees, we distributed over 6,000 pounds of food and personal care items, installed tents for employees who suffered significant damage to their properties, and provided access to psychological counseling to employees affected by earthquakes in the southwestern region of Puerto Rico.
As it relates to promoting economic development, we encourage our employees to assist members of our communities, of all ages, to enhance their financial skills and create positive banking relationships. We understand that educating and encouraging financial literacy helps people become self-sufficient and achieve financial stability. We developed a program to teach individuals in low or moderate income communities about budgeting, savings, and other financial matters. In 2020, our financial literacy program celebrated 150 activities across the regions in which we operate, assisting over 2,500 individuals of all ages in enhancing their financial skills. We also encourage our employees to participate in non-profit organizations’ boards of directors. Currently, eighteen (18) Bank employees are members of the board of directors of 12 non-profit organizations, which support groups that provide financial education, affordable housing, and educational and social services for at risk populations’ causes.
Through the Bank’s CRA Program, in 2020 we originated over 115 Community Development Loans across the regions in which we operate, for a total aggregate amount of approximately $497million. The Bank is committed to supporting community development through CRA-qualified investments. As of December 31, 2020, the Bank had approximately $75 million in qualified CRA investments holding and commitments. Another important component of the Bank’s CRA Program are donations. In this respect, throughout 2020 the Bank contributed to over 60 community service organizations through our CRA donations program, which included monetary donations, as well as donations of other real estate owned properties.
Furthermore, through our commitment with Government Guarantee Programs, such as the Small Business Administration (the “SBA”), the Corporation contributed to the stabilization of small businesses and non-profit organizations affected during the
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OUR COMMITMENT TO CORPORATE RESPONSIBILITY AND SUSTAINABILITY | SOCIAL AND COMMUNITY PROGRAMS
COVID-19 pandemic throughout 2020. Under the SBA’s PPP, the Corporation granted over 6,000 loans to small businesses and non-profits organizations in 2020, representing over $450 million. We also established a relief program to provide temporary relief and moratoriums for loans to residential, consumer and commercial borrowers, impacting over 123,000 customers, for an approximate amount of $3.8 billion at its peak.
Continuing with our focus on economic development in our communities, through our “INprende” initiative, we provided small business owners and entrepreneurs with virtual workshops to assist them overcome the hurdles and challenges caused by the COVID-19 pandemic. We also partnered with “Entrepreneurs and Owners Organization”, a global association, supporting their 59 members with expert advice, workshops and financial alternatives. In addition, we understand that the private-sector, including the start-ups segment, plays a pivotal role in economic development and innovation. In 2020, we granted $30,000 to the private-sector driven non-profit organization “Grupo Guayacán” for their “EnterPRize” business building competition, which provides start-ups with access to workshops, mentoring and equity-free seed capital.
OUR TEAM
The Corporation strives to be recognized as a leading and diversified financial institution, offering a superior experience to our employees. We believe that the key for success is to care about our team as much as we care about our customers. Our Employee Value Proposition, “The Experience of Being 1,” means that we care about employee wellbeing, success, professional development, and work environment. Our goal is to be an “Employer of Choice” within our primary operating regions, which we believe is achieved and sustained by adding value to our employees’ lives and providing the right work experience.
Our employees reflect the diversity of our external stakeholders. Hence, we focus on attracting, retaining, and developing our diverse talent. We strive to mirror the customers, clients, and communities we serve. We believe that achieving strong operating results-the right way-starts with our employees. Our diversity makes us stronger, and the value we deliver as a company is strengthened when we bring broad perspectives together to meet the needs of our diverse stakeholders. For these reasons we aim towards building a performance-based culture that values diversity and accountability. At First BanCorp, 67% of the workforce is women, while 59% of the Corporation’s managerial positions are held by women.

As part of our commitment to our employees, we recognize the importance of providing programs focused on personal health and work-life balance. To this end, throughout the year we supported over 360 employees through our Employee Assistance Program aimed towards achieving a better state of well-being and health.
Initiatives for the safety and security of our employees have always been an important priority. In 2020, in response to the COVID-19 pandemic, over 57% of our employees were able to work remotely. Furthermore, employees whose functions required them to be physically present, as well as certain critical employees, were eligible for special compensation awards for services offered throughout the pandemic in the first half of 2020. Additional activities implemented by the Corporation to support employees included:
•	COVID-19 testing for all employees who were working onsite, and employees and co-workers that were infected with COVID-19.
•	Paid leave for employees affected by COVID-19 or who have vulnerable conditions, and special leave of absence without pay for extended and unique needs.
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Enhanced cleaning protocols, the installation of barriers (plexiglass or similar materials) to comply with social distancing guidelines and protect customers and employees, the provisioning of face masks, hand sanitizers and cleaning materials, and taking the temperature of all employees and customers who enter the Corporation’s facilities.

•	Committing to no COVID-19-related layoffs during 2020.
•	Training activities related to COVID-19, safety measures, stress management and remote working.
A key aspect of achieving responsible and sustainable growth is attracting and retaining exceptional talent. The Corporation also believes that a culture of learning and development maximizes the talent of human capital and is the foundation of sustained business success. This starts with how we recruit new employees and extends to many ways we support their professional development and career growth. The Corporation provides face-to-face, online and virtual training, development activities, special
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OUR COMMITMENT TO CORPORATE RESPONSIBILITY AND SUSTAINABILITY | SOCIAL AND COMMUNITY PROGRAMS
projects and partial tuition reimbursement to complete a bachelor’s or master's degree. Training is offered on various subjects that are classified into the following five main areas: fundamentals, compliance and corporate governance, specialized technical subjects, professional development, and leadership development. We offer more than 5,700 training opportunities through online courses and in-person or virtual classes. In 2020, due to the COVID-19 pandemic, we transitioned over 70 training opportunities (both internal and external) to virtual and online modalities. This action allowed our employees to keep learning even when they were working remotely. For 2020, we delivered more than 118,000 hours of training to over 3,600 employees across our three regions.
Every year around 100 new and existing supervisors and managers receive training. For new supervisors we offer a program intended to train in basic supervision, leadership and communication skills and our human resources policies and practices. We have delivered more than 3,000 of these training hours over the last three years. In addition, our program for active supervisors and managers encourages leaders to review their leadership skills with feedback received from instructors and co-workers. The program has been delivered to 86% of our existing leaders during the past five years, accounting for over 11,000 training hours since the program was launched.
ENVIRONMENTAL PROGRAMS
Our Corporate Social Responsibility Program, known as “One with the Environment”, promotes ecological conservation and natural resources protection. Our efforts are focused in two main categories: reforestation and recycling. Through the reforestation component of the “One with the Environment” program, we granted $10,000 to Friends of El Yunque Foundation, an organization that focuses on the preservation of the only tropical rainforest in the US Forest Service. Ongoing efforts during the last ten years that were impacted by COVID-19 includes our “Grow Green” initiative that has planted more than 32,000 trees throughout Puerto Rico. Recycling efforts are one of the many initiatives we undertake at the Corporation. Through the recycling component of the “One with the Environment” program, we have created a number of initiatives. We created our mobile phone recycling program deployed through our branch network, which aims to raise awareness of the risks of inadequately disposing of mobile phones equipment and accessories. Since the program’s inception in 2013, the Bank has collected over 13,500 mobile phones and chargers. In 2020, we recycled nearly 2,000 pounds of mobile phones and batteries. Furthermore, in the Corporation we promote and ensure the proper disposition of used paper, cardboard and electronic equipment, reducing our carbon footprint by close to 725,000 pounds of CO2 emissions. In 2020, the Corporation recycled approximately 1,000,000 pounds of paper; and 32,293 pounds of electronic equipment.
26	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

CORPORATE GOVERNANCE AND RELATED MATTERS
Our Board believes that high standards of corporate governance are an essential component of strengthening our corporate culture and embedding our institutional values in our day-to-day business operations. Each year the Board’s Corporate Governance and Nominating Committee considers developments in corporate governance and, to the extent necessary, recommends to the Board modifications to our Corporate Governance Guidelines and Principles to protect and enhance stockholder value and to set forth the principles as to how the Board, its various committees, individual directors and management should perform their functions.
KEY CORPORATE GOVERNANCE PRACTICES
Director Independence
The Corporation’s Corporate Governance Guidelines and Principles provide that at least a substantial majority of the Board shall be composed of independent directors who meet the requirements for independence established in the Corporation’s Independence Principles for Directors of First BanCorp., which, at a minimum, meet those requirements established by the New York Stock Exchange (the “NYSE”) and the SEC. At present, all of our non-employee directors (ten of our eleven directors) are independent in accordance with the aforementioned standards. Mr. Alemán is the only employee director and, as such, is not considered independent.

Majority Voting in Director Elections
Directors are elected by the affirmative vote of a majority of the shares represented at the annual meeting. An incumbent director not elected by the affirmative vote of a majority of the shares represented at the annual meeting must tender his or her resignation to the Board.

Independent Chairman of the Board
We currently have an independent chairman separate from the CEO. The Board firmly supports having an independent director in a board leadership position at all times. Accordingly, our Corporate Governance Guidelines and Principles provide that, if we do not have an independent chairman, the Board must elect a lead independent director.

Board Oversight of Risk Management
The Board has a significant role in risk oversight. The Board performs its risk oversight function directly, as well as through several Board committees, each of which oversees the management of risks that fall within its areas of responsibility.

Succession Planning
The Corporate Governance and Nominating Committee annually reviews the Corporation’s talent management and succession plan, which includes succession planning for all executive officer positions, the oversight of talent development, and interim succession for the CEO in the event of an unexpected occurrence.

Director Retirement
The Corporation’s Corporate Governance Guidelines and Principles provide that directors may not stand for election to the Board after age 70, unless otherwise determined by the Board on a case-by-case basis.

Stock Ownership
The Board believes that appropriate stock ownership by directors and executive officers further aligns their interests with those of our stockholders. Directors are expected to own Common Stock having a market value equivalent to at least $150,000 within three years after the director’s initial appointment to the Board. Our CEO is expected to acquire and hold a minimum of Common Stock having a value equal to three-times the cash portion of his or her annual base salary. Other executive officers are expected to acquire and hold Common Stock having a value of a minimum of one time the cash portion of his or her annual base salary. As of the date of this Proxy Statement, all of our directors and executive officers are currently in compliance with these guidelines.

Restrictions on Pledging and Hedging Transactions
The Corporation’s directors and executive officers are prohibited from (i) pledging the Corporation’s securities as collateral for loans and (ii) selling the Corporation’s securities “short,” trading in the Corporation’s securities in or through a margin account, or otherwise engaging in hedging transactions or speculative or short-term trading of the Corporation’s securities. Our policy concerning hedging and pledging of the Corporation’s securities only applies to directors and executive officers of the Corporation and not to our general employee population.

Annual Board and Committee Self-Assessments
The Board and each committee conduct annual self-evaluations to determine whether they are functioning effectively. In addition, Board members perform individual director self and peer assessments, which enables directors to reflect on their own performance, to receive feedback from peers, and identify areas for improvement.

Executive Sessions of Non-Management Directors	The Corporation’s independent directors regularly hold executive sessions without the Corporation’s management present after Board meetings.
Participation on Other Boards
Prior to accepting an invitation to serve on the board of another company or a not-for-profit organization, a director must notify the Chair of the Corporate Governance and Nominating Committee of his or her interest in accepting any such invitation. The Corporate Governance and Nominating Committee will evaluate and advise the Board whether, by reason of business or competitive considerations, the Committee believes that simultaneous service on the other board may impede the director’s ability to fulfill his or her responsibilities to the Corporation.

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Corporate Governance and Related Matters | General
GENERAL
The following discussion summarizes various corporate governance matters, including director independence, board and committee structure, function and composition, and governance charters, policies and procedures. The following policies, procedures and charters are available through our web site at www.1firstbankpr.com, under “Investor Relations — Corporate Governance”: our Corporate Governance Guidelines and Principles; the charters of the Audit Committee, the Compensation and Benefits Committee (the “Compensation Committee”), the Corporate Governance and Nominating Committee, the Credit Committee, the Asset/Liability Committee, the Risk Committee and the Trust Committee; the Corporation’s Code of Ethical Conduct and the Corporation’s Code of Ethics for CEO and Senior Financial Officers; and the Independence Principles for Directors. Our stockholders may obtain printed copies of these documents by writing to Sara Alvarez, Secretary of the Board, at First BanCorp., 1519 Ponce de León Avenue, Santurce, Puerto Rico 00908.
CODE OF ETHICS
Our Code of Ethics for CEO and Senior Financial Officers (the “Code”) states the principles to which senior financial officers must adhere in order to act in a manner consistent with the highest moral and ethical standards. The Code imposes a duty to avoid conflicts of interest and comply with the laws and regulations that apply to the Corporation and its subsidiaries, among other matters. The Code applies to each officer of the Corporation or its affiliates having any or all of the responsibilities and/or authority generally held by persons with the following titles, regardless of the officer’s formal title: the president, the chief executive officer, the chief financial officer, the chief accounting officer, the controller, the treasurer, the tax manager, the general counsel, the general auditor, any assistant general counsel responsible for finance matters, any assistant controller and any regional or business unit financial officer. Only the Board or the Audit Committee may grant waivers from compliance with the Code. Any waiver of any part of the Code will be promptly disclosed to stockholders on our website at www.1firstbankpr.com. Neither the Board nor the Audit Committee received any requests for waivers under the Code in 2020 or through April 7, 2021.
Our Code of Ethical Conduct, which applies to all employees and Directors of the Corporation and all of its subsidiaries, is designed to maintain a high ethical culture in the Corporation. The Code of Ethical Conduct addresses, among other matters, conflicts of interest, operational norms and confidentiality of our and our customers’ information. We require that all new employees take Code of Ethical Conduct training shortly after they are hired, as well as providing annual training to all employees. In addition, all employees must certify annually that they have read the Code of Ethical Conduct.
INDEPENDENCE OF THE BOARD OF DIRECTORS AND DIRECTOR NOMINEES
The Board annually evaluates the independence of its members based on the criteria for determining independence identified by the NYSE, the SEC and our Independence Principles for Directors. Our Corporate Governance Guidelines and Principles require that a majority of the Board be composed of directors who meet the requirements for independence established in our Independence Principles for Directors, which incorporate the independence requirements established by the NYSE and the SEC. The Board has concluded that the Corporation has a majority of independent directors. The Board has determined that Mses. Luz A. Crespo, Tracey Dedrick and Patricia M. Eaves and Messrs. Juan Acosta Reboyras, Daniel E. Frye, Robert Gormley, John A. Heffern, Roberto R. Herencia, José Menéndez-Cortada and Félix M. Villamil are independent under the Independence Principles for Directors, taking into account the matters discussed under “Certain Transactions and Related Person Transactions.” Mr. Aurelio Alemán, our President and CEO, is not considered to be independent as he is an employee of the Corporation. Our Corporate Governance Guidelines and Principles require that the independent directors conduct regularly scheduled executive sessions at least twice a year. The independent directors generally meet in executive sessions without management present following Board meetings.
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Corporate Governance and Related Matters | General
BOARD LEADERSHIP STRUCTURE
We currently have an independent Chairman separate from the CEO, who is empowered with, and exercises robust and well-defined duties and responsibilities, as detailed in the table below. The Board believes it is important to maintain flexibility in its board leadership structure and, historically, has had in place different leadership structures, depending on our needs at the time. Nevertheless, the Board firmly supports having an independent director in a board leadership position at all times. Accordingly, our Board adopted and maintains corporate policies that provide that, if we do not have an independent chairman, the Board must elect a lead independent director, having similar duties to an independent chairman, including leading the executive sessions of the non-management directors at Board meetings. At this time, our Chairman provides independent leadership of the Board. Having an independent Chairman or lead director enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The independent Chairman or lead director also serves as a liaison between the Board and senior management. Our Board has determined that the current structure, an independent chair separate from the CEO, is the most appropriate structure at this time. Following are the duties and responsibilities of our Chairman of the Board:
Well-defined duties and responsibilities of our Chairman
Board Leadership	Board culture
• Presiding at all meetings of our Board, including at executive sessions of the independent directors
• Serving as a liaison between the CEO and executive management, and directors

• Establishing a close relationship and trust with the CEO, providing advice and feedback from our Board, while respecting executive responsibility

Board focus and corporate governance	Board performance and development

• Board focus: in consultation with our Board and executive management, providing that our Board focuses on key issues and tasks facing our Corporation, and on topics of interest to the Board

• Corporate Governance: Assisting our Board, Corporate Governance and Nominating Committee, and management in complying with our Corporate Governance Guidelines and Principles and promoting corporate governance best practices

• CEO performance review and succession planning: working with our Corporate Governance and Nominating Committee and members of our Board, contributing to the annual performance of the CEO and participating in CEO and other critical/key positions succession planning

• Board performance: together with the other members of our Board, promoting the efficient and effective performance and functioning of our Board

• Board evaluation: consulting with the Corporate Governance and Nominating Committee on our Board’s and committee’s self-assessment

• Director development: through one-on-one feedback, providing guidance on the ongoing development of directors

• Director assessment and nomination: With our Corporate Governance and Nominating Committee and CEO, consulting on the identification and evaluation of director candidates’ qualifications, and lead recruitment efforts for new directors; consulting on committee memberships and committee chairs

Board meetings	Stockholders and other stakeholders

• In coordination with other members of our Board, approving meeting schedules to provide for sufficient time for discussion of all agenda items

• In coordination with the CEO, providing guidance as to the meeting agendas for our Board

• Advising the CEO and management of the informational needs of our Board

• Developing topics for and leading discussion of executive sessions of our Board

• Being available for consultation and direct communication, to the extent requested, by major stockholders

• Having regular communication with primary bank regulators (with or without management present) to discuss the appropriateness of our Board’s oversight of management and our company

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Corporate Governance and Related Matters | Diversity
BOARD DIVERSITY
The Corporate Governance and Nominating Committee does not have a specific diversity policy with respect to the director nomination process. Rather, the committee considers diversity in the context of viewpoints, experience, skills, background and other demographics that could assist the Board in light of the Board’s composition at the time. The Board believes in the benefits of having a diverse Board and sees diversity at the Board level as an essential element in maintaining a competitive advantage. The Board believes that a truly diverse Board will include and make good use of differences in the skills, regional and industry experience, background, race, gender and other distinctions between Directors. All Board appointments are made on merit, in the context of the skills, experience, independence and knowledge that the Board as a whole requires to be effective.
The Corporation’s Board is committed to ensuring that it is composed of individuals whose backgrounds reflect the diversity represented by our employees, customers and stakeholders in the context of gender, age, race, geographical background and experience. Furthermore, the Board is committed to continue considering diversity issues in evaluating its composition. The following summarizes the diversity, independence and tenure of the director nominees of our Board of Directors.
Diversity

Independence

Tenure

Qualification and Experience

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Corporate Governance and Related Matters | Board Self-Assessment
BOARD SELF-ASSESSMENT
The Board conducts an annual self-assessment aimed at improving its performance. As part of such assessment, each director completes a written questionnaire that is designed to gather recommendations for improving Board effectiveness and solicit feedback on a wide range of issues, including:
•	Board and committee composition, structure and operations;
•	Board dynamics and standards of conduct;
•	adequacy of materials and information provided;
•	communication with management; and
•	Board effectiveness and accountability.
Each of the seven standing Board committees also conducts its own written annual self-assessment, which generally includes issues such as:
•	responsibilities and organization of the committee, including adequacy of its charter;
•	operations of the committee;
•	adequacy of materials and information provided; and
•	assessment of the committee’s performance.
Responses to the Board and committee self-assessments, including written comments, are tabulated. In order to promote openness and transparency, responses are not attributed to individual directors. The Board and committee self-assessment reports are discussed by the Corporate Governance and Nominating Committee. Subsequently, the Chair of the Corporate Governance and Nominating Committee leads a discussion of the self-assessment reports with the full Board, which may then implement any necessary improvements.
In addition to the Board’s self-assessment, each year all directors, including the Chairman, complete a peer-assessment questionnaire, which includes written comments. Furthermore, the peer-assessment is complemented with feedback provided by executive management. Responses, including written comments, are tabulated and are not attributed to individual directors or members of executive management in order to promote openness and transparency. Subsequently, the Chairman of the Board leads one-on-one discussions with each director in order to provide feedback of their performance throughout the year and provide guidance for continuous development.
BOARD’S ROLE IN RISK OVERSIGHT
The Board oversees our enterprise risk management framework through the Risk Committee, Audit Committee, Credit Committee, Asset/Liability Committee, and Compensation Committee. Each one of the Board-designated committees has a distinct charter and role within the governance and risk management hierarchy of the Corporation. The charters, which are posted on our website, define the roles and responsibilities of each committee, including the responsibility for risk oversight, and specify relationships among the committees, the Board and management.
The Risk Committee of the Corporation assists the Board in its oversight of the management of the Corporation’s company-wide risk management framework. The Committee’s role is one of oversight, recognizing that management is responsible for designing, implementing and maintaining an effective risk management framework. The Risk Committee’s duties and responsibilities are further detailed below under the Risk Committee section. The other risk management committees oversee similar risk management frameworks within each of their respective areas of responsibility.
The Board’s role is to oversee the Corporation’s risk management efforts, recognizing that management is responsible for executing our risk management policies. The Board has the ultimate responsibility for defining the Corporation’s risk tolerances. Senior management is responsible for implementing the Corporation’s risk management strategies in such a way as to appropriately limit the risks the Corporation takes and ensure that the Corporation’s employees comply with policies and procedures and all applicable laws and regulations. In performing this function, the Board receives periodic reports from the Board-designated committees and different members of senior management.
The Board has been and remains highly engaged with management regarding the impact of the COVID-19 pandemic and the Corporation’s response plan. Management regularly held meetings with Board members covering employees and operations, financial impact and related legal and regulatory matters. Furthermore, management also engaged with the Board on identifying and addressing ongoing strategic risks and opportunities arising out of the COVID-19 pandemic.
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Corporate Governance and Related Matters | Communications with the Board
DIRECTOR STOCK OWNERSHIP
The Board believes that appropriate stock ownership by directors further aligns their interests with those of our stockholders. Under our Director Stock Ownership Requirement Guidelines (the “Guidelines”), non-management directors are expected to hold an investment position in our Common Stock having a market value equivalent to at least $150,000. Directors are expected to achieve the ownership goal within three years after the director’s initial appointment to the Board. The Guidelines are administered by the Corporate Governance and Nominating Committee of the Board. The Corporate Governance and Nominating Committee may recommend changes to the Guidelines to the Board, and the Board may at any time approve amendments or modifications to the Guidelines. In the event of extenuating circumstances that preclude a director from complying with the Guidelines, such as when the Stock Ownership Guidelines place a severe hardship on the director or the director is precluded from purchasing Common Stock due to trading restrictions imposed by the Corporation, the Corporate Governance and Nominating Committee may waive compliance with the Guidelines for a period of time. As of the date of the filing of this Proxy Statement, all directors are in compliance with the Guidelines.
COMMUNICATIONS WITH THE BOARD
Stockholders or other interested parties who wish to communicate with the Board may do so by writing to the Chairman of the Board in care of the Office of the Corporate Secretary at the Corporation’s headquarters, 1519 Ponce de León Avenue, Santurce, Puerto Rico 00908. Communications may also be made by contacting Sara Alvarez, Secretary of the Board, by e-mail to sara.alvarez@firstbankpr.com or by telephone at 787-729-8041. Concerns may also be communicated to the Board by calling the Hotline, also known as “Protejo lo de Uno,” at the toll-free telephone number 1-800-780-9526 or by email to thenetwork@firstbankpr.com. Communications relating to accounting, internal accounting controls or auditing matters will be referred to the Chair of the Audit Committee. Depending upon the nature of other concerns, they may be referred to our Internal Audit Department, the Legal Department or Finance Department, or any other appropriate department or the Board. As they deem necessary or appropriate, the Chairman of the Board or the Chair of the Audit Committee may direct that certain concerns communicated to them be presented to the entire Board or the Audit Committee, or that such concerns receive special treatment, including through the retention of outside counsel or other outside advisors.
BOARD MEETINGS
The Board is responsible for directing and overseeing the business and affairs of the Corporation. The Board represents the Corporation’s stockholders and its primary purpose is to build long-term stockholder value. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Corporation and to act on matters that require Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. The Board met twenty-two (22) times during fiscal year 2020. Each of the current members of the Board participated in at least 75% of the Board meetings held during fiscal year 2020 while such person was a director.
BOARD ATTENDANCE AT ANNUAL MEETINGS
While we have not adopted a formal policy with respect to directors’ attendance at annual meetings of stockholders, we encourage our directors to attend such meetings. All of the then-current nine members of the Board, Directors Juan Acosta Reboyras, Aurelio Alemán, Luz A. Crespo, Tracey Dedrick, Daniel E. Frye, Robert Gormley, John A. Heffern, Roberto R. Herencia and José Menéndez-Cortada attended the 2020 Annual Meeting of Stockholders.
BOARD’S CONTINUING EDUCATION
The Corporation encourages directors to participate in continuing education programs, in order to ensure they maintain the skills and knowledge necessary to meet their obligations and oversight responsibilities as board members. To assist the Board with its duties, committee responsibilities and other important developments impacting our business, the Corporation, through the Office of the Secretary of the Board, provides external or internal training, educational opportunities, seminars and/or workshops. The continuing education program includes presentations focusing on industry, regulatory and governance topics, as well as presentations from various lines of our business on emerging issues and strategic initiatives to provide our directors with the opportunity to expand their insight into FirstBank’s business operations and activities.
BOARD’S ROLE IN CYBERSECURITY AND INFORMATION SECURITY RISK
Our Board recognizes the importance of maintaining the trust and confidence of our customers, clients, and employees. The Board, through its Risk Committee, provides oversight of management’s efforts to address cybersecurity risks and respond to cyber incidents. The Risk Committee receives regular reports and engages in discussions throughout the year on the effectiveness of the Corporation’s overall cybersecurity program, including its inherent risk, the road map for addressing these risks and the Corporation’s progress in doing so. At least on a quarterly basis, the Risk Committee discusses cybersecurity and information security risks with our Chief Operations Officer and the Corporate Security Officer. Board members receive contemporaneous reporting on significant cyber events including response, legal obligations, and outreach to regulators, and provide guidance to management as appropriate.
Furthermore, the Risk Committee annually reviews and approves the Corporate Information Security Program which establishes the Bank’s overall vision, direction and governance to protect the confidentiality, integrity and availability of customer information and which is intended to prevent unauthorized access by unauthorized personnel, according to regulatory guidelines and industry
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Corporate Governance and Related Matters | BOARD COMMITTEES
security best practices. The Risk Committee also receives on an annual basis a status of the Security Safeguards in accordance with the Gramm-Leach-Bliley Act. Our employees, annually, receive comprehensive training on responsible information security, data security, and cybersecurity practices and how to protect data against cyber threats through our security awareness training.
BOARD COMMITTEES
The Board has the following seven standing committees: the Audit Committee, the Compensation and Benefits Committee, the Corporate Governance and Nominating Committee, the Asset/Liability Committee, the Credit Committee, the Risk Committee and the Trust Committee. In addition, from time to time and as it deems appropriate, the Board may also establish ad-hoc committees, which are created to address a particular subject or matter. These ad-hoc committees are established for a pre-determined period of time, during which they must complete their work. The members of the committees are appointed and removed by the Board, which also appoints a chair for each committee. The functions of the standing committees, their current members and the number of meetings held during 2020 are set forth below. Each of the current members of the Board participated in at least 75% of the total number of meetings held by the committees of the Board on which he or she served during fiscal year 2020 while such person was a member of such committees.
The following table identifies the current members of the standing committees of the Board:
Name of Director	Compensation & Benefits	Corporate Governance & Nominating Committee	Asset/Liability Committee	Credit Committee	Risk Committee	Audit Committee	Trust Committee (a)
Juan Acosta Reboyras
Aurelio Alemán
Luz A. Crespo
Tracey Dedrick
Daniel E. Frye
Robert T. Gormley
John A. Heffern
Roberto R. Herencia
José Menéndez-Cortada
	= Member	= Chair
(a)	The Trust Committee is at the FirstBank level only.
COMPENSATION AND BENEFITS COMMITTEE
The Compensation Committee’s charter provides that the committee is to be composed of a minimum of three directors, all of whom meet the independence criteria established by the NYSE and our Independence Principles for Directors. Each member of the committee meets the applicable independence requirements, including the enhanced independence requirements adopted by the NYSE as a result of the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The committee is responsible for the oversight of our compensation policies and practices, including the evaluation and recommendation to the Board of the salaries and incentive compensation programs for the executive officers and key employees of the Corporation. The committee’s charter describes the following responsibilities and duties of the committee, among others:
•	Review and approve the annual goals and objectives related to compensation of the CEO and other executive officers, as well as the various elements of the compensation paid to the executive officers.
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Corporate Governance and Related Matters | COMPENSATION AND BENEFITS COMMITTEE
•
Evaluate the performance of the CEO and the other executive officers in light of the agreed upon goals and objectives and recommend to the Board for its approval the compensation level of the CEO and the other executive officers based on such evaluation.

•
Annually review and recommend to the Board for its approval the salaries, short-term incentive awards (including cash incentives) and long-term incentive awards (including equity-based incentive plans) of the CEO, the other executive officers and selected senior executives. The CEO may make recommendations regarding his or her compensation but does not participate in establishing and may not be present during voting or deliberations on his or her compensation.

•	Evaluate and recommend to the Board for its approval severance arrangements and employment contracts for executive officers and selected senior executives.
•	Review and discuss with management the Corporation’s Compensation Discussion and Analysis disclosure for inclusion in the Corporation’s annual meeting proxy statement.
•	Periodically review the operation of the Corporation’s overall compensation program for employees and evaluate its effectiveness in promoting stockholder value and company objectives.
•
Select a compensation consultant, legal counsel or other advisor to the committee only after taking into consideration all factors relevant to that person’s independence from management, including the following:

a.	any other services provided to the Corporation by the compensation consultant, legal counsel or other advisor or their employer;
b.
the amount of fees paid by the Corporation to the compensation consultant, legal counsel or other advisor or their employer, including as a percentage of the total revenue of the compensation consultant, legal counsel or other advisor or their employer;

c.	the policies and procedures of the compensation consultant, legal counsel or other advisor or their employer that are designed to prevent conflicts of interest;
d.
any business or personal relationship between the compensation consultant, legal counsel or other advisor or their employer with a member of the committee or with an executive officer of the Corporation; and

e.	any stock of the Corporation owned by the compensation consultant, legal counsel or other advisor.
•	Be responsible for the appointment, compensation and oversight of the work of any compensation consultant, independent legal counsel or other advisor retained by the committee.
•	Produce the annual Compensation Committee Report for inclusion in the proxy statement in compliance with the rules and regulations promulgated by the SEC.
•
Oversee the Corporation’s compliance with SEC rules and regulations regarding stockholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement under NYSE rules that, with limited exceptions, stockholders approve equity compensation plans.

•	Carry out such other duties that may be delegated to it by the Board from time to time.
The Compensation Committee met a total of three (3) times during fiscal year 2020.
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
The Corporate Governance and Nominating Committee’s charter provides that the committee is to be composed of a minimum of three directors, all of whom meet the independence criteria established by the NYSE and our Independence Principles for Directors. Each member of the committee meets the applicable independence requirements.
The responsibilities and duties of the committee include, among others, the following:
•	Annually review and make any appropriate recommendations to the Board for further developments and modifications to the Corporate Governance Guidelines and Principles.
•	Develop and recommend to the Board the criteria for Board membership.
•
Identify, screen and review individuals qualified to serve as directors, including those recommended by stockholders, consistent with qualifications or criteria approved by the Board (including evaluation of incumbent directors for potential re-nomination), and recommend to the Board candidates for (i) nomination for election or re-election by the stockholders, and (ii) any Board vacancies that are to be filled by the Board.

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Corporate Governance and Related Matters | Corporate Governance and Nominating Committee
•
Review annually the relationships between directors, the Corporation and members of management and recommend to the Board whether each director qualifies as “independent” based on the criteria for determining independence identified by the NYSE and our Independence Principles for Directors.

•
As vacancies or new positions occur, recommend to the Board the appointment of members to the standing committees and the committee chairs and review annually the membership of the committees, taking into account both the desirability of periodic rotation of committee members and the benefits of continuity and experience in committee service.

•	Recommend to the Board on an annual basis, or as a vacancy occurs, one member of the Board to serve as Chairman (who also may be the chief executive officer).
•
Evaluate and advise the Board whether the committee believes that service by a director on the board of another company or a not-for-profit organization might impede the director’s ability to fulfill his or her responsibilities to the Corporation.

•	Coordinate and oversee the annual self-evaluation of the role and performance of the Board, its committees, and management in the governance of the Corporation.
•
Review annually our Insider Trading Policy to ensure continued compliance with applicable legal standards and best practices. In connection with its annual review of the Insider Trading Policy, the committee also reviews the list of executive officers subject to Section 16 of the Exchange Act, and the list of affiliates subject to the trading windows contained in the Insider Trading Policy.

•	Develop, with the assistance of management, programs for director orientation and continuing director education.
•
Direct and oversee our executive succession plan, including succession planning for all executive officer positions and interim succession for the chief executive officer in the event of an unexpected occurrence.

•
Consistent with the foregoing, take such actions as it deems necessary to encourage continuous improvement of, and foster adherence to, our corporate governance policies, procedures and practices at all levels and perform other corporate governance oversight functions as requested by the Board.

The Corporate Governance and Nominating Committee met four (4) times during fiscal year 2020.
Identifying and Evaluating Nominees for Directors
The Board, acting through the Corporate Governance and Nominating Committee, is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a board. The Corporate Governance and Nominating Committee regularly reviews the composition of the Board, the Board’s performance, and the input of stockholders and other key constituencies. The Corporate Governance and Nominating Committee looks for certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service. In addition, the Corporate Governance and Nominating Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts. These individual qualities can include matters like experience in our industry, technical experience, leadership experience, and relevant geographical experience. In fulfilling these responsibilities regarding Board membership, the Board adopted the Policy Regarding the Selection of Directors, which sets forth the Corporate Governance and Nominating Committee’s responsibility with respect to the identification and recommendation to the Board of qualified candidates for Board membership, which is to be based primarily on the criteria listed below, as well as the extent to which the interplay of the candidate’s attributes with those of other Board members will yield a Board that is effective, collegial and responsive to the needs of the Corporation:
•	Judgment, character, integrity, expertise, skills and knowledge useful to the oversight of our business;
•	Diversity of viewpoints, backgrounds, experiences and other demographics; and
•	Business or other relevant experience.
The Corporate Governance and Nominating Committee gives appropriate consideration to candidates for Board membership recommended by stockholders and evaluates such candidates in the same manner as candidates identified by the committee. Candidate recommendations, along with the type of biographical information required for board nominees, should be submitted to the Corporate Secretary at First BanCorp., at P.O. Box 9146, San Juan, Puerto Rico 00908-0146. In addition to considering candidates for Board membership recommended by stockholders, the committee may use outside consultants to assist it in identifying candidates for Board membership.
The Corporate Governance and Nominating Committee is also responsible for initially assessing whether a candidate would be an “independent” director under the requirements for independence established by the NYSE and in our Independence Principles for Directors and applicable rules and regulations. The Board, taking into consideration the recommendations of the committee, is
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Corporate Governance and Related Matters | Corporate Governance and Nominating Committee
responsible for selecting the nominees for election to the Board by the stockholders and for appointing directors to the Board to fill vacancies, with primary emphasis on the criteria set forth above. The Board, taking into consideration the assessment of the committee, also makes a determination as to whether a nominee or appointee would be an independent director.
Succession Planning
The Board recognizes that one of its most important duties is to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the CEO and other executive officers. The Board has delegated primary responsibility for succession planning to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee annually reviews the Corporation’s talent management and succession plan. Doing so involves the planning and management of future talent succession plans, matching the organization’s available talent to its future needs and anticipated organizational gaps and developing succession plans for certain identified key positions. The principal components of this plan are: (1) a proposed plan for emergency CEO succession; (2) a proposed plan for CEO succession in the ordinary course of business; and (3) the CEO’s plan for management succession for certain identified key positions. The succession plan includes an assessment of the experience, performance, skills and planned career paths for possible candidates within the senior management team.
ASSET/LIABILITY COMMITTEE
The Asset/Liability Committee’s charter provides that the committee is to be composed of a minimum of three directors who meet the independence criteria established by the NYSE and our Independence Principles for Directors, and also includes our CEO, Chief Financial Officer, Treasurer and Chief Risk Officer. Each non-employee member of this Committee meets the applicable independence requirements.
Under the terms of its charter, the Asset/Liability Committee assists the Board in its oversight of the Corporation’s asset and liability management policies (the “ALM”) relating to (i) funds management, (ii) investment management, (iii) liquidity, (iv) interest rate risk management, and (v) the use of derivatives. In doing so, the committee’s primary functions involve:
•	The establishment of a process to enable the identification, assessment, and management of risks that could affect the Corporation’s ALM;
•	The identification of the Corporation’s risk tolerance levels for yield maximization related to its ALM; and
•	The evaluation of the adequacy, effectiveness and compliance with the Corporation’s risk management process related to the Corporation’s ALM, including management’s role in that process.
The Asset/Liability Committee met a total of four (4) times during fiscal year 2020.
CREDIT COMMITTEE
The Credit Committee’s charter provides that this committee is to be composed of a minimum of three directors who meet the independence criteria established by the NYSE and our Independence Principles for Directors, and also includes our CEO, Chief Lending Officer and a designated business group executive. Each non-employee member of this committee meets the applicable independence requirements.
Under the terms of its charter, the Credit Committee assists the Board in its oversight of the Corporation’s policies related to all aspects of the Corporation’s lending function and credit risk management, hereafter “Credit Management.” The purpose of the committee is to review the quality of the Corporation’s credit portfolio and the trends affecting that portfolio; to oversee the effectiveness and administration of credit-related policies; to approve loans, as required by the lending authorities; and to report to the Board regarding Credit Management.
The Credit Committee met a total of sixteen (16) times during fiscal year 2020.
RISK COMMITTEE
The Risk Committee assists the Board in its oversight of the Corporation’s management of its company-wide risk management framework. The Risk Committee’s charter provides that this committee shall be composed of at least three directors of the Board, all of whom meet the independence criteria established by the NYSE and our Independence Principles for Directors. Risk Committee members shall also include the Chairs of the Credit Committee, Audit Committee, and Asset/Liability Committee. In addition, it states that at least one member will qualify as a “risk management expert” as such term is defined under applicable rules promulgated under Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The committee
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Corporate Governance and Related Matters | RISK COMMITTEE
considers the experience of the designated member with risk management expertise, including, for example, background in risk management or oversight applicable to the size and complexity of the organization’s activities, attitude toward risk, and leadership capabilities. Each member must have an understanding of risk management and expertise commensurate with the Corporation’s size, complexity and capital structure.
The responsibilities and duties of the Risk Committee include, among others, the following:
•	Review and recommend to the Board the criteria establishing the Corporation’s risk tolerance and risk profile.
•
Review and discuss management’s assessment of the Corporation’s aggregate enterprise-wide profile and the alignment of the Corporation’s risk profile with the Corporation’s strategic plan, goals and objectives.

•
Review and approve the risk management infrastructure and the critical risk management policies adopted by the organization, including the charter of the Corporation’s Executive Risk Management Committee.

•
Oversee the strategies, policies, procedures, and systems established by management (which, in some cases, may be subject to the review and approval by another committee of the Board) to identify, assess, measure, and manage the major risks facing the Corporation, which may include an overview of the Corporation’s credit risk, operational risk, compliance risk, information technology risk, interest rate risk, liquidity risk, market risk, reputational risk, and capital and model risk.

•	Oversee management’s activities with respect to stress testing.
•
Oversee the governance of model risk through periodic review of the Corporation’s model risk profile and model validation schedule, as well as reports covering the results of the validation of key models with discussions of key assumptions as appropriate.

•
Receive reports from management and, if appropriate, other Board committees discussing the Corporation’s policies and procedures regarding the Corporation’s adherence to risk limits and its established risk tolerance and risk profile and selected risk topics as management or the Committee deems appropriate from time to time.

•	Establish guidelines for reporting and escalating risk issues. Discuss the guidelines with management to establish the risk reporting format, required content and frequency of collection and review.
•	Review and discuss with management risk assessments for new products and services.
•	Review and discuss with management significant regulatory reports of the Corporation and its subsidiaries related to the enterprise risks and remediation plans related to such enterprise risks.
•
Review and assess the effectiveness of the Corporation’s enterprise-wide risk assessment processes and recommend improvements, where appropriate, as well as review and address, as appropriate, management’s corrective actions for deficiencies that arise with respect to the effectiveness of such programs.

•
Review and discuss with management compliance with laws and regulations at the corporate and consumer protection level and assess the steps management has taken to minimize any risk in the compliance function, and review and discuss with management the Corporation’s policies with respect to compliance risk.

•	Assess annually the Corporation’s institutional insurance programs.
•
Review periodically the scope and effectiveness of the Corporation’s regulatory compliance policies and programs, including the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of non-compliance.

•	Ensure that the Corporation’s Chief Risk Officer has sufficient stature, authority, and seniority within the Corporation and is independent from individual business units within the Corporation.
•
Review the appointment, performance, and replacement of the Chief Risk Officer, including through annual discussions with management with respect to the Chief Risk Officer’s performance evaluations and changes to his/her compensation.

•	As determined by the committee, meet in separate executive sessions.
•	Oversee the Corporation’s Loan Review Program.
•	Carry out such other duties that may be delegated by the Board from time to time.
The Risk Committee met a total of eleven (11) times during fiscal year 2020.
AUDIT COMMITTEE
The Audit Committee charter provides that this committee shall be composed of at least three directors, all of whom meet the independence criteria established by the NYSE, the SEC and our Independence Principles for Directors.
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Corporate Governance and Related Matters | AUDIT COMMITTEE
As set forth in the Audit Committee’s charter, the Audit Committee represents and assists the Board in fulfilling its responsibility to oversee management regarding: (i) the conduct and integrity of our financial reporting to any governmental or regulatory body, stockholders, other users of our financial reports and the public; (ii) the performance of our internal audit function; (iii) our systems of internal control over financial reporting and disclosure controls and procedures; (iv) the qualifications, engagement, compensation, independence and performance of our independent auditors, their conduct of the annual audit of our financial statements, and their engagement to provide any other services (including the pre-approval of any audit-related and permitted non-audit services, such as permissible tax services and services related to internal control over financial reporting, to be provided by our independent auditors); (v) legal matters; (vi) the application of our Related Person Transaction Policy as established by the Board and as discussed below; (vii) the application of our codes of business conduct and ethics as established by management and the Board; and (viii) the preparation of the audit committee report required to be included in our annual meeting proxy statement by the rules of the SEC.
Each member of the Audit Committee meets the applicable independence requirements and is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Juan Acosta Reboyras, chairman of the Audit Committee since March 16, 2016, is an audit committee financial expert, as defined by Item 407(d)(5) of Regulation S-K. For a brief description of Mr. Juan Acosta Reboyra’s relevant experience, please refer to “Information With Respect To Nominees Standing For Election As Directors And With Respect To Executive Officers Of The Corporation,” above.
The Audit Committee met a total of nineteen (19) times during fiscal year 2020.
TRUST COMMITTEE
The Trust Committee was appointed by the Bank’s Board of Directors to assist the board in fulfilling its oversight responsibilities with respect to the Bank’s Trust Department and its fiduciary responsibilities. The Trust Committee Charter provides that this committee shall be composed of no fewer than three directors, each of whom shall be a director of the Corporation. The committee chair shall be an independent director that meets the independence criteria established by the NYSE and our Independence Principles for Directors. All of the members of this committee meet the applicable independence requirements. Each member of the committee shall, in the judgement of the Board, have the experience and understanding necessary to evaluate the reports and other information presented to the committee commensurate to fulfilling his/her responsibilities. The purpose of the Trust Committee is to ensure proper exercise of the fiduciary powers of the Bank, and to review the activities of the Trust Department. The Trust Committee has jurisdiction over all aspects of the Trust Department and may act on behalf of the Bank’s Board of Directors. The Trust Committee was formerly appointed in December 2020 as a result of the Santander acquisition, which included the trust operations activities.
The Trust Committee met one (1) time during fiscal year 2020.
38	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The Board or the Audit Committee reviews and approves, rejects or ratifies, as necessary, all transactions and relationships in which the Corporation and any of its directors, director nominees, executive officers, security holders who are known to the Corporation to own of record or beneficially more than 5% of the Corporation’s Common Stock (a “principal stockholder”) and any immediate family member of any of the foregoing persons (each, a “related person”) has an interest. Our Corporate Governance Guidelines and Principles and Code of Ethics for the CEO and Senior Financial Officers require our directors, executive officers and principal financial officers to report to the Board or the Audit Committee any situation that could be perceived as a conflict of interest. In addition, applicable law and regulations require that all loans or extensions of credit to executive officers and directors be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. Pursuant to Regulation O adopted by the Fed, any extension of credit to an executive officer, director, or principal stockholder, including any related interest of such persons (collectively an “Insider”), must be approved in advance by a majority of the Board, excluding the interested party, if such extension, when aggregated with all other loans or lines of credit to that Insider exceeds (in any case) $500,000.
The Corporation’s written Related Person Transaction Policy (the “Policy”) further addresses the reporting, review and approval or ratification of transactions with a related person. The Policy is not designed to prohibit all related person transactions; rather, it is to provide for timely internal reporting and appropriate review, approval, ratification or rejection, oversight and public disclosure, when required, of such transactions.
For purposes of the Policy, a “related person transaction” is a transaction or arrangement or series of transactions or arrangements in which the Corporation participates (whether or not the Corporation is a party), the amount involved exceeds $120,000, and a related person has a direct or indirect material interest in such transaction or arrangement. A related person’s interest in a transaction or arrangement is deemed to be material to such person unless, it is clearly incidental in nature or the Board or Audit Committee determines it is immaterial to such person in accordance with guidelines established by the Policy. A transaction in which any subsidiary of the Corporation or any other company controlled by the Corporation participates shall be considered a transaction in which the Corporation participates.
Examples of related person transactions generally include sales, purchases or other transfers of real or personal property, use of property and equipment by lease or otherwise, services received or furnished, the borrowing and lending of funds, guarantees of loans or other undertakings and the employment by the Corporation of an immediate family member of a director, executive officer or principal stockholder or a change in the terms or conditions of employment of such an individual that is material to such individual. However, the Policy contains a list of categories of transactions that will not be considered related person transactions or that are considered immaterial for purposes of the Policy given their nature, size and/or degree of significance to the Corporation and, therefore, need not be taken to the Audit Committee for their review and approval, ratification or rejection.
Any related person who intends to enter into a related person transaction is required to disclose that intention and all material facts with respect to such transaction to the general counsel. Additionally, any officer or employee of the Corporation who intends to cause the Corporation to knowingly enter into any related person transaction must disclose that intention and all material facts with respect to the transaction to his or her superior, who is responsible for reporting such information to the general counsel. The general counsel is responsible for determining whether a transaction may meet the requirements of a related person transaction requiring review under the Policy by the Board or the Audit Committee, and, upon such determination, must report the material facts respecting the transaction and the related person’s interest in such transaction to the Board or the Audit Committee for review and approval, ratification or rejection. Any related party transaction in which the general counsel has a direct or indirect interest is evaluated directly by the Audit Committee. If a member of the Audit Committee has an interest in a related person transaction and the number of Audit Committee members available to review and approve the transaction is less than two members after such committee member recuses himself or herself from consideration of the transaction, the transaction must instead be reviewed by an ad hoc committee of at least two independent directors designated by the Board.
The Audit Committee has the authority to (i) within the guidelines of the Policy, determine categories of related person transactions that are immaterial and not required to be individually reported to, reviewed by, and/or approved, ratified or rejected by the Audit Committee and (ii) approve in advance categories of related person transactions that need not be individually reported to, reviewed by, and/or approved, ratified or rejected by the Audit Committee but may instead be reported to and reviewed by the Audit Committee collectively on a periodic basis, which must be at least annually. In addition, the Audit Committee may delegate to the Corporation’s CEO, Chief Risk Officer, and General Counsel, acting collectively, its authority to review, approve or ratify specified related person transactions or categories of related person transactions when the Audit Committee determines that such action is warranted.
The Audit Committee must notify the Board on a quarterly basis of all related person transactions considered by the Audit Committee. Annually, the Audit Committee (or its delegate) must review any previously approved or ratified related person transaction that is continuing (unless the amount involved in the uncompleted portion of the transaction is less than $120,000) and determine, based on the then-existing facts and circumstances, including the Corporation’s existing contractual or other obligations, if it is in the best interests of the Corporation and its stockholders to continue, modify or terminate the transaction.
Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	39

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS | Certain Relationships and Related Person Transactions
Certain Relationships and Related Person Transactions
In connection with considering a related person transaction, the Audit Committee (or its delegate), in its judgment, must consider, in light of the relevant facts and circumstances, whether or not the transaction is in, or not inconsistent with, the best interests of the Corporation and its stockholders.
During fiscal year 2020, certain related persons were customers of and had transactions with the Corporation and/or its subsidiaries. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time they were made for comparable transactions with persons not related to the Corporation, and did not involve more than the normal risk of collectability or present other unfavorable features.
During fiscal year 2020, the Corporation engaged, in the ordinary course of business, the legal services of Cancio, Nadal, Rivera & Díaz, P.S.C. as one of the Corporation’s corporate and regulatory counsels. Mr. Lawrence Odell, General Counsel of the Corporation since February 2006, was a partner at Martínez Odell & Calabria (the “Law Firm”) until his resignation on March 31, 2012, at which time Mr. Odell entered into an Amended and Restated Employment Agreement with the Corporation. Effective February 2018, Cancio, Nadal, Rivera & Díaz, P.S.C acquired the Law Firm’s practice, including its client list. At the time of the acquisition, Mr. Odell’s interest in the Law Firm as a partner was being liquidated by the Law Firm, at which point it was assumed by Cancio, Nadal, Rivera & Díaz, P.S.C. as successor in interest. Cancio, Nadal, Rivera & Díaz, P.S.C. will continue to liquidate Mr. Odell’s partnership interest over an extended period of time. During fiscal year 2020, the Corporation paid $337,472.75 to Cancio, Nadal, Rivera & Díaz, P.S.C. for its legal services.
40	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2020, the following current directors were members of the Compensation Committee: Juan Acosta Reboyras, Luz A. Crespo and Robert T. Gormley. During fiscal year 2020, no executive officer of the Corporation served on any board of directors or compensation committee of any entity whose board or management included any person who served on the Corporation’s Board or on the Corporation’s Compensation Committee.
COMPENSATION OF DIRECTORS
Non-management directors of the Corporation receive an annual retainer and compensation for their services as members of the Board but not for their services as members of the Board of Directors of FirstBank. Directors who are also officers of the Corporation, FirstBank or any other subsidiary of the Corporation do not receive fees or other compensation for service on the Board, the Board of Directors of FirstBank, or the Board of Directors of any other subsidiary or any of their committees. Accordingly, Mr. Aurelio Alemán, who was a director during fiscal year 2020, is not included in the table set forth below because he was an employee at the same time and, therefore, received no compensation for his services as a director.
The Compensation Committee periodically reviews market data in order to determine the appropriate level of compensation for maintaining a competitive director compensation structure necessary to attract and retain qualified candidates for board service. The most recent review was conducted by the Compensation Committee with the help of Frederick W. Cook & Co., Inc. in August 2017. Upon the recommendation of the Compensation Committee after review with the help of Frederick W. Cook & Co., Inc., the Board approved changes to the compensation structure for non-management directors, effective September 1, 2017, which the Compensation Committee and the Board believe continue to provide a reasonable basis for compensating non-management directors of the Corporation. Following is a description of the existing compensation structure for non-employee directors:
Each non-management director, other than the non-management Chairman, is paid fees for services as a Director in a total amount equal to $115,000 per year (the “Annual Fee”). The Annual Fee is payable $75,000 in cash (the “Annual Retainer”) and $40,000 in the form of an annual grant of restricted stock (the “Annual Restricted Stock”), awarded in September, under the Corporation’s Omnibus Incentive Plan. The Annual Retainer is payable on a monthly basis over a twelve-month period. The Annual Restricted Stock is subject to a twelve-month vesting period. In addition, the Directors may receive additional compensation in the form of retainers payable on a monthly basis over a twelve-month period depending upon the Board committees on which they serve, as follows:
•	$25,000 additional annual cash retainer for the Chair of the Audit Committee;
•	$25,000 additional annual cash retainer for the Chair of the Credit Committee;
•	$25,000 additional annual cash retainer for the Chair of the Risk Committee;
•	$5,000 additional annual cash retainer for the Chairs of the Compensation and Benefits, Corporate Governance and Nominating, Asset/Liability, and Trust Committees; and
•
$5,000 additional annual cash retainer for each member of the Audit, Credit, and Risk Committees other than the Chairs of such committees who receive the previously described cash retainers of $25,000.

Non-management directors are expected to hold an investment position in our Common Stock having a market value equivalent to at least $150,000. New directors are required to achieve the ownership goal within three years after the director’s initial appointment to the Board.
The Corporation reimburses Board members for travel, lodging and other reasonable out-of-pocket expenses in connection with attendance at Board and committee meetings and performance of other services for the Corporation in their capacities as directors.
NON-MANAGEMENT CHAIRMAN AND SPECIALIZED EXPERTISE
Mr. Herencia has a strong leadership background, is actively engaged as Chairman on Board matters, and works closely with the CEO and other members of executive management. Mr. Herencia has been a critical member of the Board for almost ten years, dating back to the recapitalization of the Corporation in late 2011 when our private equity ownership required that the Board hire an independent chairman that had specialized expertise. Mr. Herencia’ s significant time investment, expertise in turnaround situations and coordination and collaboration with regulators have added significant value to our Board and the Corporation. His vast experience in the financial industry, including overseeing and managing a bank through a financial crisis, has been critical to the identification and attraction of both the managerial talent and Board members who currently serve the Corporation. His extensive knowledge of both Puerto Rico and U.S. banking markets, as both an executive and director, singles him out as a uniquely qualified director in the markets we serve. He has extensive knowledge about our customers and competitors, as well as the complexities of regulatory compliance and the risk management environment. As a Puerto Rico-born individual and prior Puerto Rico banking executive, he has extensive knowledge about our customers and competitors. Mr. Herencia is fully bilingual in both English and
Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	41

COMPENSATION OF DIRECTORS
Spanish. Given that the official language of our main market is Spanish, being fluent in the Spanish language gives him the ability to interact at all levels within the Corporation and the Puerto Rico community. Mr. Herencia also possesses vast experience and expertise in mergers and acquisitions, including integration activities, which provides valuable expertise through the integration process of the Santander operations.
As Chairman of the Board, Mr. Herencia is able to effectively communicate with Board members and management and frequently interacts with the CEO and other members of management to provide his perspective on important issues facing our Corporation and the informational needs of our Board. He also regularly communicates with the chairs of each of the Board’s committees and with other independent directors, both inside and outside of the Board’s normal meeting schedule to discuss Board and corporate issues as they arise. Mr. Herencia also engages with regulators, as needed. For a detailed description of Mr. Herencia’s well-defined duties and responsibilities as Chairman of the Board refer to “Board Leadership Structure”, on page 29 of the Proxy Statement.
In September 2017, following the reduction in ownership positions of major institutional stockholders that acquired Common Stock in the Corporation’s capital raise in 2011 and taking into account proxy advisory analysis on director pay levels, the Board decided to ask Mr. Herencia to stand for re-election and enter into a new compensation arrangement for the following three years at a reduced compensation level, which compensation arrangement was approved effective April 2018 (subject to his re-election by the stockholders at the annual meeting of stockholders for each of the covered twelve-month periods). As a result, Mr. Herencia’s calendar-year compensation as the non-management Chairman was gradually reduced from $1.6 million in 2017 until reaching a total compensation of $850,000 in 2020 as follows:
•	$400,000, paid in monthly installments, for his services as the non-management Chairman of the Board and Chairman of the Board of Directors of the Corporation and FirstBank;
•	$100,000 in a stock grant, paid in September; and
•
$350,000 paid in cash on a semi-annual basis ($200,000 paid in March and $150,000 paid in September), which semi-annual payments compensate for services for the six-months subsequent to the respective payments.

In March 2020, the Compensation Committee reviewed Mr. Herencia’s compensation in light of proxy advisor guidelines and decided to approve a forward plan in order to continue to gradually reduce his total compensation until reaching a total compensation of $500,000 by the end of 2022. The following decisions were made:
•	The Corporation honored the then existing agreement with Mr. Herencia that runs through April 2021, which includes a cash payment of $150,000 in March 2021.
•
Under the new compensation structure, Mr. Herencia will receive a $400,000 annual cash retainer and $100,000 in a restricted stock grant during the month of September. This structure results in targeted payments of $650,000 in 2021 and $500,000 in 2022.

Mr. Herencia does not and will not receive any additional compensation for his duties and responsibilities as chairman or member of any of the Corporation’s Board committees.
The following table presents Mr. Herencia’s compensation in 2021 and 2022:
Chairman of the Board	Year	Cash Retainer ($)	Cash Incentive ($)	Restricted Stock Grant ($)	Total Compensation ($)
Roberto Herencia	2022	$400,000	$0	$100,000	$500,000
	2021	400,000	150,000	100,000	650,000
42	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

COMPENSATION OF DIRECTORS | DIRECTOR SUMMARY COMPENSATION TABLE
The following table sets forth all the compensation that the Corporation paid to non-management directors who served during fiscal year 2020:
DIRECTOR SUMMARY COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(b)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(c)	Total ($)
Juan Acosta Reboyras	$105,000	$40,000	—	—	—	$171	$145,171
Luz A. Crespo	85,000	40,000	—	—	—	171	125,171
Tracey Dedrick	100,000	40,000	—	—	—	171	140,171
Daniel E. Frye	90,417	40,000	—	—	—	171	130,588
Robert T. Gormley	110,000	40,000	—	—	—	171	150,171
John A. Heffern	90,000	40,000	—	—	—	171	130,171
Roberto R. Herencia	750,000	100,000	—	—	—	171	850,171
José Menéndez-Cortada	85,000	40,000	—	—	—	171	125,171
Félix M. Villamil (a)	12,500	40,000	—	—	—	171	52,671
(a)
On October 30, 2021, the Board of the Corporation determined to elect Mr. Villamil to serve as an independent member of the Corporation’s Board, and the Board approved the grant of the Annual Restricted Stock to Mr. Villamil.

(b)
Represents restricted stock grants during fiscal year 2020. The restricted stock awards were made effective as of September 30, 2020 to Mr. Acosta Reboyras, Mrs. Crespo, Ms. Dedrick, Mr. Frye, Mr. Gormley, Mr. Heffern, and Mr. Menéndez-Cortada. As of December 31, 2020, our non-executive directors owned the following shares of restricted stock: Mr. Acosta Reboyras, 7,662; Mrs. Crespo, 7,662; Ms. Dedrick: 7,662; Mr. Frye: 7,662; Mr. Gormley, 7,662; Mr. Heffern, 7,662; Mr. Menéndez-Cortada, 7,662; and Mr. Villamil: 6,163.

According to Mr. Herencia’s compensation arrangement, the stock award granted on September 30, 2020 vested immediately.
(c)	Includes the amount of the life insurance policy premium paid by the Corporation for the benefit of the non-management directors.
Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	43

PROPOSAL NO. 2—NON-BINDING APPROVAL OF COMPENSATION OF
NAMED EXECUTIVE OFFICERS
Background of the Proposal
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and SEC regulations require a separate, non-binding stockholder “say on pay” vote to approve the compensation of our NEOs. Since the annual meeting of stockholders held in 2018, a majority of our stockholders voted in favor of holding the “say on pay” vote every year. The compensation paid to our NEOs and the Corporation’s overall executive compensation policies and procedures are described in the “Compensation Discussion and Analysis” section and the tabular and narrative disclosure in this Proxy Statement. The Compensation Committee continually monitors the executive compensation program, as well as general economic, regulatory and legislative developments affecting executive compensation.
This proposal, commonly known as a “Say on Pay” proposal, gives the Corporation’s stockholders the opportunity to vote on the Corporation’s executive compensation policies and procedures through the following resolution:
RESOLVED, that the stockholders approve, on an advisory basis, the NEOs’ compensation disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related tables and narrative included in the Proxy Statement for the 2021 Annual Meeting of Stockholders.
Because your vote is advisory, it will not be binding upon the Board and should not be construed as overruling any decision by the Board. However, the Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation policies and procedures and in connection with its future executive compensation determinations.
The approval of the advisory vote on executive compensation requires the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on that matter. At our annual stockholder’s meeting held in May 2020, the vast majority of the Corporation’s voting stockholders (95.06% of shares voted) expressed support for our executive compensation policies and procedures. The Board and the Compensation Committee considered this approval rate in making the 2020 pay decisions for the NEOs. We provide our stockholders the opportunity to vote on the compensation of our NEOs every year. The Corporation expects that the next advisory vote on executive compensation will be at the 2022 Annual Meeting of Stockholders.
Required Vote
Approval of this Proposal No. 2 regarding executive compensation requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on this proposal.
Recommendation of the Board of Directors
The Board of Directors Unanimously Recommends a Vote “FOR” the Approval of the Named Executive Officers’ Compensation Disclosed in this Proxy Statement.
44	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION DISCLOSURE
COMPENSATION DISCUSSION & ANALYSIS (CD&A)
In this section, we describe the key features of the Corporation’s executive compensation program and the factors that we considered in making 2020 compensation decisions regarding our NEOs. For 2020, the Corporation’s NEOs were:
2020 NEOs	Title
Aurelio Alemán	President & CEO
Orlando Berges	Executive Vice President, Chief Financial Officer (“CFO”) and Interim Chief Accounting Officer
Donald Kafka	Executive Vice President and Chief Operating Officer
Nayda Rivera	Executive Vice President and Chief Risk Officer
Calixto García-Vélez	Executive Vice President and Florida Region Executive
The Corporation reports its financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). A reconciliation of the GAAP to non-GAAP financial measures referred to below is provided in Appendix A to this Proxy Statement. This discussion includes statements regarding financial and operating performance targets in the specific context of the Corporation’s executive compensation program. Stockholders should not read these statements in any other context.
EXECUTIVE COMPENSATION PROGRAM
Compensation Philosophy & Guiding Principles
The Corporation’s executive compensation program is performance-oriented and designed to support corporate strategic goals, including improved profitability and stockholder value appreciation. Our compensation philosophy is to pay for short-and long-term performance using both financial and non-financial measures.
☑	Performance-Driven
Executive compensation must, to a large extent, be at risk, so that the amount earned is directly tied to the achievement of rigorous corporate, business unit and individual performance objectives that drive long-term value creation.

☑	Stockholder-Aligned	Executives should be compensated through compensation elements (base salaries, and short- and long-term incentives) designed to enhance stockholder value.
☑	Competitively-Positioned
Target compensation should be competitive with that being offered to individuals in comparable roles at other companies with which we compete for talent to ensure that the Corporation employs the best executives to continue its success.

☑	Responsibly-Governed	Decisions about compensation should be guided by best-practice governance standards and rigorous processes that encourage prudent decision-making.
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Compensation Discussion & Analysis (CD&A) | Executive Compensation Program
Summary of Program Elements
The executive compensation program is supported by the following principal elements of compensation:
Pay Element	How Its Paid	Purpose
Base Salary	Cash (Fixed)	Provide a competitive base salary rate relative to similar positions in the market and enable us to attract and retain critical executive talent
Short-term Incentives	Cash (Variable)
Reward executives for delivering on annual corporate profitability, asset quality and risk management objectives that contribute to stockholder value creation and provide accountability and feedback through individual scorecards and assessments of leadership and core competencies

Long-Term Incentives	Equity (Variable)	Provide incentives for executives to execute on longer-term financial goals that drive stockholder value creation and support the Corporation’s leadership stability objectives
Target Total Direct Compensation Mix
Our compensation program aims to provide an appropriate mix of pay based on performance, driving our business strategy, creating long-term stockholder value and supporting leadership stability objectives. The program also addresses compensation risk by using a combination of financial results including credit quality, strategic accomplishments and a demonstration of leadership and other core competencies.
Variable Award Type	Percentage of Award Type	Component of Award Type
Short-Term Incentive	100%	Cash Based on balanced scorecard of key financial, strategic and operational results and, individual goals and competencies
Long-Term Incentive	50% 50%	Performance Shares Based on achievement of a targeted level of tangible book value at the end of a three-year performance period
		Time-Vested Restricted Stock Vesting of shares in 50% increments on the second and third anniversaries of the grant date
The charts presented below illustrate the 2020 target compensation pay mix of our CEO and other NEOs by each compensation component.
CEO Pay Mix	Other NEOs Pay Mix

46	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | Executive Compensation Program
Best Compensation Governance Practices and Policies
The following practices and policies, which we believe are in the best interests of our stockholders and NEOs, are also embedded in our program to promote sound compensation governance:
☑	Link a significant portion of compensation to performance using short-term (cash) and long-term (equity) compensation to encourage both proactivity and long-term sustainability.
☑	Employ a variety of performance metrics to deter excessive risk-taking by eliminating any incentive based on a single performance goal.
☑	Build in appropriate levels of discretion to adjust incentive payouts if results are not aligned with credit quality, regulatory compliance or leading indicators of future financial results.
☑	Use equity incentives to promote total return to stockholders, long-term performance and executive retention.
☑
Clawback all performance-based variable pay from an executive officer determined to have engaged in intentional fraud or gross misconduct or who was otherwise directly or indirectly responsible for a financial restatement.

☑	Conduct annual incentive risk reviews to ensure that our compensation programs do not promote imprudent behaviors or excessive risk-taking.
☑	Engage an independent compensation consultant who advises and reports directly to the Compensation Committee.
☑	Prohibit hedging and pledging of the Corporation’s securities by executive officers and directors.
☑
Require meaningful stock ownership by our executive officers. Our CEO and other NEOs must own Common Stock having a value equal to three times and one time their base salaries, respectively, based on the higher of the market value or book value of the stock at the date of the grant for as long as they are employed by the Corporation.

For details about the Compensation Committee’s decisions based on 2020 performance, please refer to “The 2020 Executive Compensation Program in Detail”, starting on page 51 of this CD&A.
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Compensation Discussion & Analysis (CD&A) | 2020 Business Overview / Impact on Executive Compensation
2020 BUSINESS OVERVIEW / IMPACT ON EXECUTIVE COMPENSATION
Performance At-A-Glance
The Corporation achieved strong results in 2020, notwithstanding the impact of the devastating COVID-19 pandemic and the challenging fiscal and economic situation in its main market of Puerto Rico. Our NEOs showed exceptional performance and leadership in managing the Corporation in the face of the COVID-19 pandemic and in driving a transformation of our operations.
The Corporation altered its strategic focus for the year to address the impact of the pandemic and the economy on our employees, customers, communities and stockholders Our NEOs and employees across the entire organization tackled numerous unanticipated challenges and adapted quickly to the shift in priorities. In the face of these challenges, the Corporation took action to support our stakeholders, while simultaneously pivoting our business to maximize long-term value for our stockholders.
2020 was a transformative year for the Corporation. During the second half of the year, the Corporation completed the acquisition of Santander, which marked an important milestone in our capital deployment plan that we believe delivers outstanding value to stockholders by showing our ability to execute on attractive and accretive non-organic growth opportunities. The acquisition of Santander empowers the Corporation to become a stronger competitor in the Puerto Rico market with the scale and breadth to better serve retail and commercial customers. The acquisition expands the Corporation’s talent bench and will aid in maximizing our financial investments in innovation and talent development.
Some of the Corporation’s key corporate accomplishments during 2020 included the following:
✔
Reported overall net income of $102.3 million or $0.46 per diluted share; despite the higher provisioning for expected credit losses resulting from the pandemic impact on economic activity, as well as Day 1 reserves required by CECL accounting standards for the Santander acquired loan portfolio.

✔	Completed the acquisition of Santander on September 1, 2020, which expanded our market share and solidified our market position in Puerto Rico.
✔	Achieved non-GAAP pre-tax pre-provision net income of $299.8 million during 2020, a 4% increase when compared to 2019 ($284 million), with only four (4) months of the Acquired Operations.
✔	Improved NPA down to 1.56% of total assets from 2.52% in 2019, the Corporation’s lowest NPA ratio recorded over the last 10 years.
✔
Capital ratios remained strong even with the balance sheet increasing $6.2 billion or 49% to $18.8 billion; at year end, our total capital, common equity Tier 1 capital, Tier 1 capital, and leverage ratios were 20.37%, 17.31%, 17.61%, and 11.26%, respectively, and our tangible common equity ratio reached 11.54%

✔	In response to COVID-19, provided a safe work environment for front-line employees and adopted a Remote Work Policy.
✔	Did not make any COVID-19 pandemic-related layoffs in 2020.
✔
Supported clients and communities through a challenging economic backdrop by providing extensive moratorium programs to borrowers and generating over $450 million of Small Business Administration PPP loans.

✔
Organic core deposits (excluding brokered deposits) grew by a record $2.0 billion during the year and the Acquired Operations contributed an additional $4.1 billion, reaching a total of $14.9 billion as of December 31, 2020.

✔	Reduced brokered certificate of deposits by $218.9 million to $216.2 million, from $435.1 million as of December 31, 2019.
✔	Achieved non-interest-bearing deposit ratio of 29.7%.
✔
Total loan originations of $4.2 billion, mainly driven by increases in residential mortgage loan originations, offset by decreases in commercial and construction loan originations, as well as consumer loan originations, reflecting the effect of disruptions in economic activity affected by the COVID-19 pandemic.

✔	Improved our clients’ adoption of digital channels during 2020 which drove our technological transformation with login activity up over 33% and digital transactions increased over 55% for the year.
✔	Grew customer base by 30%, to approximately 675,000 banking customers.
48	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | 2020 Business Overview / Impact on Executive Compensation
Following are certain operational results achieved during 2020, which include non-GAAP financial metrics that exclude the effect of certain extraordinary or nonrecurring items in order to help investors to better assess the Corporation’s year-over-year operational results:
Key Financial Data	2019	2019 Adjusted*	2020	2020 Adjusted*
Non-GAAP Pre-tax, Pre-provision Net Income	$284.00M*	N/A	$299.8M*	N/A
Net Income	$167.4M	$167.0M	$102.3M	$161.3M
Return on Average Assets (ROAA)	1.34%	1.34%	0.67%	1.06%
Return on Average Equity (ROAE)	7.75%	7.73%	4.59%	7.23%
Efficiency Ratio	57.55%	56.41%	59.62%	56.76%
Total Capital	25.22%	N/A	20.37%	N/A
Tier 1 Capital	22.00%	N/A	17.61%	N/A
Non-GAAP Tangible Book Value	$9.92	N/A	$9.90	N/A
*
See Appendix A for a reconciliation to the most directly comparable GAAP financial measures of these non-GAAP financial measures, as well as other non-GAAP financial measures discussed in this Proxy Statement

Effects of COVID-19 Pandemic
The COVID-19 pandemic impacted the Corporation’s operations and performance during 2020. Our Corporation came together in new ways to continue delivering to our clients, communities, stockholders and each other the same level of commitment and services expected from us. In evaluating performance and making compensation decisions, the Compensation Committee considered these impacts, as well as the extraordinary response of our executives and other employees in this unprecedented environment.
The Compensation Committee reviewed the overall operating results of the Corporation for 2020, evaluating our NEOs against the short-term incentive metrics developed by the Board early in the year. As defined in the Corporation’s Short-Term Incentive program, in determining the level of performance achieved, the Compensation Committee may permit certain adjustments to the program’s performance metrics based on nonrecurring events. Therefore, and as contemplated by the program, the Compensation Committee made the adjustments to net income detailed in Appendix A of this Proxy Statement to exclude certain non-recurring items that affected the Corporation’s overall business performance during 2020. The most significant impacts were the decrease in net income resulting from an increase in the provision for credit losses, in large part driven by the uncertainty around the long-term impact of the COVID-19 pandemic on the economic environment and the CECL day one impact of the Santander acquired portfolio. The Compensation Committee considered these adjustments appropriate given the unbudgeted actions taken by the Corporation that properly addressed defending long-term value creation during very challenging and uncontrollable circumstances. These adjustments impacted the performance results for the NEOs Short-Term Incentive payouts for 2020 which payouts are described in the “Short-Term Incentive” section on page 52 of this Proxy Statement. As explained above, programs metrics are adjusted for non-recurring items, hence, any future reversal related to these non-recurring items will be similarly adjusted to net income in future period for the determination of then applicable short-term incentive payouts.
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Compensation Discussion & Analysis (CD&A) | What Guides Our Program
Total Stockholder Return
The chart below depicts the hypothetical gain or loss on a $100 investment from 01/01/2020 to 12/31/2020 for the Corporation (“FBP”), POPULAR, Inc. (“BPOP”) and OFG Bancorp (“OFG”). The table also provides a comparison to SNL U.S. Financial Institutions, which is primarily comprised of financial institutions in the contiguous United States.

WHAT GUIDES OUR PROGRAM
Our Decision-Making Process
The Compensation Committee oversees the executive compensation program for our NEOs. The Compensation Committee is comprised of independent, non-employee members of the Board. The Compensation Committee works closely with its independent consultant and management to examine the effectiveness of the Corporation’s executive compensation program throughout the year.
Details of the Compensation Committee’s authority and responsibilities are specified in the Committee’s charter, which was most recently ratified on January 28, 2021. The charter is available on the Corporation’s website at https://www.1firstbank.com/pr/en/help-center/investor-relations.
The Role of the Compensation Committee
The Compensation Committee typically reviews and makes compensation recommendations to the independent Board members for the CEO, the other NEOs, and other select senior executives in the first quarter of each year based on an evaluation of compensation paid by peers and the Corporation’s performance results for the preceding year. The Corporation’s President and CEO, following the compensation structure approved by the Board, makes recommendations concerning the amount of compensation to be awarded to executive officers, excluding himself. The CEO does not participate in the Compensation Committee’s deliberations or decisions. The Compensation Committee reviews and considers the CEO’s recommendations and makes final recommendations to the non-management members of the Board. In making its recommendations, the Compensation Committee reviews the Corporation’s performance as a whole and the performance of each executive as it relates to the accomplishment of the goals and performance objectives set forth for each executive for the year, together with any such goals that have been established for the relevant lines of business of the Corporation.
The Role of CEO
The CEO does not provide recommendations concerning his own compensation, nor is he present when his compensation is discussed by the Compensation Committee and the non-management members of the Board. The Compensation Committee, with input from its independent compensation consultant, discusses the elements of the CEO’s compensation in executive session and makes a recommendation to all of the non-management members of the Board for discussion and final approval. The CEO, with input from the Compensation Committee’s independent compensation consultant, assists in setting compensation for the other NEOs.
50	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | The 2020 Executive Compensation Program in Detail
The Role of the Independent Compensation Consultant
The role of the outside independent compensation consultant is to assist the Compensation Committee in analyzing executive pay packages and contracts, perform executive and director compensation reviews, including market competition assessments, and develop executive and director compensation recommendations for the Compensation Committee’s consideration. The compensation consultant communicates directly, and is available to participate in executive sessions with, the Compensation Committee. In that regard, a representative of the executive compensation consultant attends selected meetings of the Compensation Committee during which the representative assists the Compensation Committee in making specific executive compensation decisions. Pearl Meyer has been the Compensation Committee’s executive compensation consultant since February 2013. Pearl Meyer reports directly to the Compensation Committee and does not provide any other services to the Corporation. The Compensation Committee has analyzed whether the work of Pearl Meyer as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) any other services provided to the Corporation by Pearl Meyer; (ii) the amount of fees paid by the Corporation to Pearl Meyer as a percentage of Pearl Meyer’s total revenue; (iii) Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Pearl Meyer or the individual compensation advisors employed by Pearl Meyer with an executive officer of the Corporation; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any stock of the Corporation owned by Pearl Meyer or the individual compensation advisors employed by Pearl Meyer. The Compensation Committee has determined, based on its analysis of the above factors, that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to the Compensation Committee has not created any conflict of interest.
The Role of Peer Companies
The Compensation Committee strives to set a competitive level of total compensation for each NEO as compared with executives in similar positions at peer companies. For purposes of setting 2020 compensation levels, consistent with the recommendation of Pearl Meyer, the Compensation Committee took into account publicly-available data from industry compensation surveys and proxy statements from the group of peer companies listed below. Data was compiled from proxy statements for publicly-traded commercial banks with assets generally between approximately $10 billion and $38 billion; however, one bank outside this asset range (larger) was included because it is a known competitor for executive talent in the Puerto Rico market (Popular, Inc.).
Peer Companies
Ameris Bancorp, ABCB	OFG Bancorp, OFG
Atlantic Union Bankshares Corporation, AUB	Old National Bancorp, ONB
BancorpSouth Bank, BXS	Popular Inc., BPOP
BankUnited, Inc., BKU	Renasant Corporation, RNST
Berkshire Hills Bancorp, Inc., BHLB	South State Corporation, SSB
Community Bank System, Inc., CBU	TowneBank, TOWN
First Financial Bancorp., FFBC	Trustmark Corporation, TRMK
First Merchants Corporation, FRME	United Bankshares, Inc., UBSI
First Midwest Bancorp, Inc., FMBI	United Community Banks, Inc., UCBI
Fulton Financial Corporation, FULT	WesBanco, Inc., WSBC
Market data was not the sole determinant in setting executive pay levels. The Compensation Committee also considers corporate and individual performance, the nature of an individual’s role within the Corporation, as well as his or her experience and contributions, when making its compensation-related decisions.
THE 2020 EXECUTIVE COMPENSATION PROGRAM IN DETAIL
Base Salary
Base salary is designed to reward an individual’s performance and level of experience in his or her role. In setting base salary amounts, the Compensation Committee takes into consideration the experience, skills, knowledge and responsibilities required for each of the NEOs’ respective position and balances this assessment with marketplace salary data to ensure that the NEOs’ base salary levels are competitive with those of comparable executive officers in peer group companies. Base salaries also reflect the individuals’ achievement of pre-determined goals and objectives, and the Corporation’s performance. No adjustments were made to the NEOs’ base salaries in 2020.
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Compensation Discussion & Analysis (CD&A) | The 2020 Executive Compensation Program in Detail
Short-Term Incentives
The short-term incentive program rewards executives for key financial, strategic and operational results, and individual goals and competencies. The program uses a balanced scorecard approach, which tailors the weightings for various performance metrics to an executive’s role and scope of responsibility. This approach also reduces compensation risk by using a complementary set of measures, both financial and qualitative, to encourage performance over both a short- and long-term horizon. The program includes a clawback provision pursuant to which the Corporation may recoup from an executive officer previously awarded incentive payments based on financial statements that were later restated as a result of material non-compliance with any financial reporting requirements if the executive officer engaged in intentional fraud or gross misconduct or was otherwise directly or indirectly responsible for the restatement.
The following table reflects the NEOs’ short-term incentive opportunity at target-level performance as a percentage of base salary.
	Aurelio Alemán (%)	Orlando Berges (%)	Donald Kafka (%)	Nayda Rivera (%)	Calixto García-Vélez (%)
Corporate Profitability
Adjusted Net Income	20.0%	10.0%	10.0%	7.5%	7.5%
Pretax, Pre-Provision Net Income	20.0	10.0	10.0	7.5	7.5
Asset Quality & Risk Management
Non-Performing Asset Ratio	12.0	5.0	5.0	5.0	5.0
Classified Asset Ratio	12.0	5.0	5.0	5.0	5.0
Individual Performance	16.0	20.0	20.0	25.0	25.0
Total Target Incentive Opportunity as a percentage of Base Salary	80.0	50.0	50.0	50.0	50.0
The balanced scorecard measures corporate results through profitability, asset quality and risk management performance metrics. The balanced scorecard also measures individual performance through quantitative, milestone-based goals and an assessment of the executives’ leadership and core competencies. NEOs may earn 50% of their target opportunity for threshold-level performance (80% performance) and up to 150% of their target opportunity for superior-level performance (up to 120% performance). Amounts between threshold and superior are interpolated to reward incremental achievement and no amounts are paid for results on a particular performance metric if actual results are below threshold.
Corporate Results. Consistent with the extraordinary event definition stated in the short-term incentive program, the Compensation Committee has the ability to approve adjustments to take into account certain extraordinary or nonrecurring items that impacted the Corporation’s operations and results during 2020. The financial results for the year 2020 include extraordinary items that the Compensation Committee believes are not reflective of core operating performance, are not expected to reoccur with any regularity or may reoccur at uncertain times and in uncertain amounts. See Appendix A, table titled “Non-GAAP Adjusted Net Income and Adjusted Return on Average Assets and Adjusted Return on Average Equity for the year ended December 31, 2020” which reconciles for the year ended December 31, 2020 the Corporation’s reported net income to adjusted net income, as well as income before income taxes to adjusted pre-tax, pre-provision income.
Using this approach, the table below provides the percentage of achievement on the following corporate metrics:
Performance Metric	Target	Actual	% Achievement
Corporate Profitability
Adjusted Net Income	$161.6 million	$161.3 million	100%
Pre-tax, Pre-Provision Net Income	$286.7 million	$299.8 million	105%
Asset Quality & Risk Management
Non-Performing Asset Ratio	1.82%	1.56%	114%
Classified Asset Ratio	15.20%	16.70%	90%
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Compensation Discussion & Analysis (CD&A) | The 2020 Executive Compensation Program in Detail
Individual Performance. The individual performance component of the NEOs’ compensation is based on the achievement of a combination of predetermined quantitative and qualitative milestone-based goals and the ability to lead the Corporation in their particular roles and expertise. The following considerations were taken into account by the Committee in determining each NEOs achievement of the individual performance component of the short-term incentive award:
NEO	Individual Performance Highlights
Aurelio Alemán President & CEO 18.80% of Base Salary	Main Goals:
	•	Lead efforts to successfully complete the acquisition of Santander
	•	Lead efforts to support clients and communities during the COVID-19 pandemic.
	•	Improve asset quality by proactively reducing non-performing and adversely classified assets and applying sound risk management practices
	•	Achieve business results in line or above geographic peers by improving core bank profitability
	•	Grow core deposit franchise and increase client market share
	•	Oversee compliance with regulatory and internal audit requirements
	•	Effectively manage relations with all stakeholders
	•	Oversee the implementation of core IT projects in order to close actual or perceived competitive technology gaps
	•	Maintain an adequate corporate governance and talent engaging culture
Considerations:
	•	Under the CEO’s leadership, the Corporation registered continued improvement in key financial performance metrics
	•	Significantly grew core deposit franchise while reducing brokered deposits and optimizing funding structure
	•	Complied with regulatory requirements and improved the Corporation’s regulatory position
	•	Actively participated in online investor conferences and roadshows in order to strengthen and diversify investor base
	•	Completed the financial closing of the Santander transaction and oversaw transition and integration process
	•	Led efforts to continue improving the Corporation’s technology offerings which provided the necessary framework to support customers during the pandemic
	•	Executed on capital deployment activities, including post - merger increase in quarterly cash dividends on outstanding common stock
	•	Developed an adequate framework to support employees throughout the pandemic and the Santander integration process
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Compensation Discussion & Analysis (CD&A) | The 2020 Executive Compensation Program in Detail
NEO	Individual Performance Highlights
Orlando Berges EVP, CFO and Interim Chief Accounting Officer 19.00% of Base Salary	Main Goals:
	•	Manage the Corporation’s finance function, including financial planning and reporting, treasury and investments, asset-liability management, record-keeping, investor relations, and capital planning
	•	Proactively manage balance sheet strategy to maintain adequate liquidity and capital position, while optimizing funding structure
	•	Develop and maintain the Corporation’s Capital Plan and evaluate potential execution of capital deployment activities, including post-merger capital actions
	•	Complete financial closing of the Santander acquisition
Considerations:
	•	Strategically reduced brokered deposit balances and optimized funding structure
•
Participated in online investor conferences and roadshows in order to strengthen and diversify investor base, while participating in other outreach efforts with bank analysts, regulators, and rating agencies

	•	Co-led the timely implementation of CECL accounting model and subsequent quarterly assessments
	•	Oversaw valuation and CECL calculation for the acquired deposit and loan portfolio
	•	Supported the successful implementation of key IT projects
	•	Led the financial due diligence process and financial closing negotiation for the Santander transaction
	•	Executed on post-merger capital actions such as the increase of cash dividends in common stock
Donald Kafka EVP and Chief Operating Officer 19.00% of Base Salary	Main Goals:
	•	Manage the Corporation’s operational framework, including IT, facilities, banking operations, corporate security, human resources, and enterprise architecture
	•	Oversee the effective and efficient execution of the various technology initiatives to support the Corporation’s growth and improve overall efficiency
	•	Supervise talent management efforts, maintain adequate succession planning practices, and promote employee engagement
	•	Complete the financial closing of the Santander acquisition and execute on established IT conversion deadlines
Considerations:
	•	Supported the implementation of key IT core and business-related capital projects
	•	Actively participated in the operations aspect of the Santander acquisition
	•	Oversaw Santander- related IT conversions and operational integration efforts
	•	Oversaw the implementation of effective policies that provided a safe work environment for all employees during the pandemic
	•	Executed on upgrading IT infrastructure
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Compensation Discussion & Analysis (CD&A) | The 2020 Executive Compensation Program in Detail
NEO	Individual Performance Highlights
Nayda Rivera EVP and Chief Risk Officer 25.00% of Base Salary	Main Goals:
	•	Manage the Corporation’s Enterprise Risk Management framework and actively monitor risk tolerance levels
	•	Reduce non-performing and adversely classified assets by proactively managing asset quality
	•	Oversee the Corporation’s Compliance, Special Assets, Credit Administration, Credit Risk Management, and Operational Risk functions
	•	Lead action plans to comply with regulatory requirements
Considerations:
	•	Actively participated in leading efforts to drive an enterprise-wide approach to the Corporation's operational response plan to COVID-19
	•	Proactively monitored emerging risks and overall asset quality at the onset of the COVID-19 pandemic
•
Oversaw implementation of debt relief moratorium programs and led the performance of the Small Business Administration PPP framework and MainStreet Lending Program to support commercial clients during the COVID-19 pandemic

	•	Co-led the timely implementation of the CECL accounting model and subsequent quarterly assessments
	•	Served as the primary liaison with regulators and kept ongoing discussions of emerging risks and action plans in response to COVID-19
	•	Contributed to the Corporation's achievement of the critical capital plan and regulatory milestones
•
Completed the credit and compliance evaluation process required to achieve the financial closing of the Santander acquisition, oversaw valuation and CECL calculation for the acquired loan portfolio, and co-led efforts for employees onboarding and design of integration plans to achieve customer retention and financial synergies

Calixto García-Vélez EVP and Florida Region Executive 23.75% of Base Salary	Main Goals:
	•	Oversee Florida region operations
	•	Achieve business results in line or above geographic peers by improving core bank profitability
	•	Execute regional core deposit and loan growth strategies while proactively managing asset quality
	•	Oversee the effective execution of technology initiatives to support the various businesses managed by the executive
	•	Assist in the implementation of pandemic-related lending programs
Considerations:
	•	Achieved positive improvement in financial performance metrics for the region
	•	Executed on regional core deposit strategy by registering core transactional account growth and increasing non-interest-bearing ratio
	•	Provided portfolio diversification benefits to the Corporation by executing on regional loan growth strategy
	•	Led deployment of Main Street Lending Program to support commercial customers across the region
	•	Participated in the decision-making process for all credit facilities across regions through his role in the Board Credit Committee
	•	Established adequate framework to support employees throughout the pandemic
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Compensation Discussion & Analysis (CD&A) | The 2020 Executive Compensation Program in Detail
The table below indicates the short-term cash incentive granted to the NEOs by the Compensation Committee, as a percentage of base salary, related to the achievements as described in the relevant sections above under Corporate Results and Individual Performance:
	Aurelio Alemán	Orlando Berges	Donald Kafka	Nayda Rivera	Calixto García- Vélez
Corporate Profitability
Adjusted Net Income	19.92%	9.96%	9.96%	7.47%	7.47%
Pretax, Pre-Provision Net Income	22.29%	11.14%	11.14%	8.36%	8.36%
Asset Quality & Risk Management
Non-Performing Asset Ratio	16.29%	6.79%	6.79%	6.79%	6.79%
Classified Asset Ratio	9.04%	3.77%	3.77%	3.77%	3.77%
Individual Performance	18.80%	19.00%	19.00%	25.00%	23.75%
Total % Base Salary Achieved	86.34%	50.66%	50.66%	51.39%	50.14%
Total Annual $ Amount Achieved	$827,935	$303,937	$278,609	$244,056	$275,716
% of Achievement vs. Target	107.92%	101.31%	101.31%	102.76%	100.26%
Long-Term Equity Incentives
Since 2018, the NEOs have participated in a long-term incentive program that provides a variable pay opportunity through a combination of performance shares and restricted stock. The program is designed to reinforce the long-term alignment of the Corporation’s executives with the interests of our stockholders. Performance shares are intended to strengthen our pay-for-performance philosophy while time-vested restricted stock is granted to promote share ownership and support our leadership stability objectives. On March 18, 2020, the Compensation Committee determined to adjust the mix of long-term incentive awards to align to Puerto Rico market competitors and U.S. market practices, as follows (i) 50% Performance Shares and (ii) 50% Time-Vested Restricted Stock.
Awards are made under the First BanCorp. Omnibus Incentive Plan, as amended. The aggregate value of the NEOs’ performance shares and restricted stock is determined based on an assessment of their individual goal achievement for the prior year.
The following table reflects each of the NEOs’ long-term incentive opportunity at target-level performance as a percentage of base salary for 2020. Awards opportunities for 2020 were adjusted upwards or downwards based on individual performance and competencies:
	Target Incentive Opportunity
Named Executive Officer	Restricted Stock (%)	Performance Shares (%)	Total Target (%)
Aurelio Alemán	65%	65%	130.0%
Orlando Berges	22.5	22.5	45.0
Donald Kafka	25.0	25.0	50.0
Nayda Rivera	30.0	30.0	60.0
Calixto García-Vélez	20.0	20.0	40.0
NEOs may earn 25% of their target opportunity for threshold-level performance (75% of the targeted goal) and up to 150% of their target opportunity for superior-level performance (up to 125% of the targeted goal). Amounts between threshold and superior are interpolated to reward incremental achievement and no amounts are paid with respect to a particular performance metric if actual results are below threshold. On March 18, 2020, the Compensation Committee determined to increase the long-term incentive award opportunity of the CEO from 120% to 130%.
Once the annual award value is determined, awards are granted in the following proportions:
•
50% in performance-based shares, which vest based on the achievement of a pre-established tangible book value goal at the end of a three-year performance period. Participants may earn zero to 100% of their targeted award. For the 2020 grant, the performance period is January 1, 2020 through December 31, 2022.

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Compensation Discussion & Analysis (CD&A) | The 2020 Executive Compensation Program in Detail
•	50% in time-vested restricted stock, which vests on the second and third anniversaries of the grant date.
On March 18, 2020, the Compensation Committee granted the following long-term incentive awards of performance-based shares and time-vested restricted stock to the NEOs:
	Restricted Stock		Performance Shares		Total Grant Date Fair Value
Named Executive Officer	% of Base Salary	$Value	% of Base Salary	$Value	% of Cash Salary	$Value
Aurelio Alemán	90.4%	$866,458	90.3%	$866,453	180.7%	$1,732,911
Orlando Berges	23.9	143,102	23.8	143,098	47.7	286,200
Donald Kafka	25.0	137,500	25.0	137,496	50.0	274,996
Nayda Rivera	36.3	172,425	36.3	172,425	72.6	344,850
Calixto García-Vélez	20.6	113,301	20.6	113,298	41.2	226,599
One-Time, Special Cash Award
The Corporation successfully completed the acquisition of Santander on September 1, 2020. In connection with the due diligence, deal closing, and significant integration planning and execution, the Compensation Committee approved a one-time cash award to three of the NEOs and other key executives on March 31, 2021 to compensate them for their extraordinary efforts in the Santander acquisition and integration. In determining the size of the special award, the Compensation Committee gave consideration to the executives’ involvement in the Santander transaction and criticality throughout the process. The award was granted in cash and paid on April 5, 2021 in one single installment as follows:
Award Value ($)
Orlando Berges	300,000
Donald Kafka	220,000
Nayda Rivera	237,500
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Compensation Discussion & Analysis (CD&A) | The 2020 Executive Compensation Program in Detail
2021 Compensation Decisions
The Compensation Committee determined that the NEOs’ cash salary levels for fiscal 2021 would remain at the same levels as those for fiscal 2019 and 2020.
On March 31, 2021, the Compensation Committee approved changes to the long-term incentive program applicable to grants made in 2021, based on 2020 performance for all of the NEOs. The Compensation Committee determined that NEOs will be granted 100% of their targeted long-term incentive opportunity, with a discretionary +/-10% based on the individual’s performance.
On March 31, 2021, the Compensation Committee approved long-term incentive awards of performance-based shares and time-vested restricted stock to the NEOs. The performance-based shares will vest based on the achievement of a tangible book value goal at the end of the three-year performance period (from January 1, 2021 through December 31, 2023) and the time-vested restricted stock will vest in equal installments on the second and third anniversaries of the grant.
The NEOs were granted the following long-term incentive awards:
	Restricted Stock		Performance Shares		Total Grant Date Fair Value
Named Executive Officer	% of Base Cash Salary	$Value	% of Base Cash Salary	$Value	% of Base Cash Salary	$Value
Aurelio Alemán	65.0%	$623,350	65.0%	$625,350	130.0%	$1,246,700
Orlando Berges	22.5%	$135,000	22.5%	$135,000	45.0%	$270,000
Donald Kafka	25.0%	$137,500	25.0%	$137,500	50.0%	$275,000
Nayda Rivera	30.0%	$142,500	30.0%	$142,500	60.0%	$285,000
Calixto García-Vélez	20.0%	$110,000	20.0%	$110,000	40.0%	$220,000
On March 31, 2021, the Compensation Committee approved changes to the short-term and long-term incentive opportunities for the CEO. These changes will apply to the short-term and long-term incentive awards to be granted in 2022, based on 2021 performance. The Compensation Committee determined to increase the incentive opportunities at target-level performance as follows:
•	Short-term total target incentive opportunity as a percentage of base salary from 80% to 90%; and
•	Long-term total target incentive opportunity as a percentage of base salary from 130% to 135%.
One-Time, Special Integration Award for the Chief Executive Officer
In connection with the significant integration and conversion activities, and achievement of expected synergies related to the Acquired Operations, the Compensation Committee granted the CEO a one-time award (the “Integration Award”). The Integration Award was designed to reward the achievement of a successful transition and integration execution related to the Santander acquisition. The Compensation Committee granted the CEO an Integration Award in the amount of $719,250, subject to the following vesting requirements: (i) 50% is subject to the successful conversion and integration of the Acquired Operations, as determined by the Compensation Committee, expected to be completed by the 3rd quarter of 2021, the Compensation Committee will determine if the conversion and integration has been successfully completed before year end; and (ii) 50% is subject to the successful achievement of targeted cost savings in 2021 tied to the Santander acquisition, which achievement will be assessed by the Compensation Committee during the first quarter of 2022. Upon determination of successfully achieving the aforementioned performance targets, the Incentive Award shall be paid to the CEO.
OTHER PRACTICES, POLICIES AND GUIDELINES
Stock Ownership Guidelines
The Corporation maintains stock ownership guidelines that are designed to further align the interests of our stockholders and executives. Our CEO is expected to acquire and hold a minimum of Common Stock having a value equal to three-times the cash portion of his or her annual base salary. Other NEOs are expected to acquire and hold Common Stock having a value equal to one-times the NEOs’ annual base salary. As of the date of this Proxy Statement, all our NEOs are currently in compliance with the guidelines.
Pension Benefits
The Corporation does not have a defined benefit or pension plan in place for the NEOs.
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Compensation Discussion & Analysis (CD&A) | OTHER PRACTICES, POLICIES AND GUIDELINES
Defined Contribution Retirement Plan
The NEOs are eligible to participate in the Corporation’s Defined Contribution Retirement Plan pursuant to Section 1165(e) of the Puerto Rico Internal Revenue Code, which provides retirement, death, disability and termination of employment benefits. The Defined Contribution Retirement Plan complies with the Employee Retirement Income Security Act of 1974, as amended, and the Retirement Equity Act of 1984, as amended. An individual account is maintained for each participant and benefits are paid based solely on the amount of each participant’s account. The NEOs may defer up to either $15,000 in the case of Puerto Rico residents or $19,500 in the case of United States residents of their annual compensation into the Defined Contribution Retirement Plan on a pre-tax basis as employee compensation deferral contributions. The Corporation makes a contribution equal to 50% of the first 6% of each participating employee’s contribution up to the annual compensation limit of $285,000. The aforementioned contribution is distributed in the following manner: (i) up to the first 25% is credited in each paying cycle for each participating employee’s contribution, and (ii) up to the remaining 25% is accumulated until year end and credited in one lump sum payment during the month of January of the subsequent year. The first 25% vests immediately upon contribution. The remaining contribution vests once the participating employee has at least three years of service after the date of contribution. No match is provided for contributions in excess of 6% of compensation. Corporate contributions are made to employees with a minimum of one year of service. At the end of the fiscal year, the Corporation may, but is not obligated to, make additional contributions in an amount determined by the Board.
Non-Qualified Deferred Compensation
Since 2009, the Corporation has not had a Deferred Compensation Plan in place for the NEOs.
General Benefits and Perquisites
Personal benefits and perquisites are limited. The NEOs have been provided with a corporate-owned automobile, club memberships and a life insurance policy of $1,000,000 ($500,000 in excess of that provided to other employees). Like all other employees, the NEOs may participate in the Corporation’s Defined Contribution Retirement Plan (including the Corporation’s match) and group medical and dental plans and receive long-term and short-term disability, health care, and group life insurance benefits. In addition, the CEO is provided with an armed driver solely for business purposes.
Incentive Repayment (Clawback) Policy
We have a clawback policy that, in the event of a restatement of financial statements to correct a material non-compliance with any applicable financial reporting requirement, allows the Compensation Committee to seek recovery or forfeiture from any executive officer of the portion of incentive compensation that was received by or vested in the executive officer during the three-year period prior to the determination that a restatement was required and that would not have been earned had performance been measured on the basis of the restated results if the Compensation Committee determines that the executive engaged in intentional fraud or gross misconduct or was otherwise directly or indirectly responsible for the restatement.
Anti-Hedging/Pledging Policy
Section 16 officers and directors, including the NEOs, are prohibited from (i) pledging the Corporation’s securities as collateral for loans and (ii) selling the Corporation’s securities “short,” trading in the Corporation’s securities in or through a margin account or otherwise engaging in hedging transactions or speculative or short-term trading of the Corporation’s securities. These provisions are part of the Corporation’s overall program to prevent the Corporation’s directors and executive officers, including the NEOs, from trading on material non-public information.
Employment Arrangements and Termination Provisions
The Board has reviewed and approved employment agreements for all NEOs that set their terms of employment, including compensation, benefits and termination, and include change of control provisions. These employment agreements are described in more detail in “Employment Contracts, Termination of Employment, and Change in Control Arrangements” on page 65 of this Proxy Statement.
The Board believes that these employment agreements and arrangements help support leadership stability and support our succession planning process. The Compensation Committee takes the terms of these agreements into account when approving compensation for our NEOs.
Overview of Risk and Compensation Plans
The Compensation Committee believes that the Corporation should have sound compensation practices that fairly reward exceptional employees, and exceptional efforts by those employees, while assuring that their compensation reflects principles of risk management and performance metrics that promote long-term contributions to sustained profitability, as well as fidelity to the
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Compensation Discussion & Analysis (CD&A) | OTHER PRACTICES, POLICIES AND GUIDELINES
values and rules of conduct expected of them. We are committed to continuously evaluate and improve our compensation programs through:
•	Frequent self-examination of the impact of our compensation practices on the Corporation’s risk profile, as well as evaluation of our practices against emerging industry-wide practices;
•	Systematic improvement of our compensation principles and practices, ensuring that our compensation practices improve the Corporation’s overall safety and soundness; and
•	Continuing development of compensation practices that provide a strategic advantage to the Corporation and provide value for all stakeholders.
As an integral part of the 2020 compensation process, the Compensation Committee directed the Chief Risk Officer (“CRO”) to conduct a review of risk in the Corporation’s compensation programs available throughout the year, examining two issues: (1) whether the Corporation’s employee compensation plans pose unnecessary risks to the Corporation; and (2) whether there was any need to eliminate any features of these plans to the extent that they are considered to encourage the manipulation of reported earnings of the Corporation to enhance the compensation of any employee. The Compensation Committee met with the CRO one time in 2020 and provided substantial oversight, review and direction throughout the process described below. During 2021, the Compensation Committee also instructed its compensation consultant, Pearl Meyer, to conduct a review of risk in the Corporation’s compensation programs as it relates to payouts for compensation awarded during both 2020 and 2021, examining whether the compensation of the NEOs encourages them to take unnecessary and excessive risks that threaten the value of the Corporation, and whether there was any need to eliminate any features of these plans to the extent they are considered to encourage the manipulation of reported earnings of the Corporation to enhance the compensation of any employee.
The CRO’s review focused on the structure of the awards to all short-term cash incentive plans under which employees of the Corporation and its subsidiaries are compensated. Pearl Meyer’s review focused on the structure of the awards to the NEOs and other executives who were eligible to receive base salary, a short-term cash incentive and a long-term incentive composed of restricted stock and performance shares. The risk-avoidance analysis of the Corporation’s compensation arrangements and programs for NEOs and employees focused on elements of the compensation plans that may have the potential to affect the behavior of employees with respect to their job-related responsibilities or might directly impact the financial condition of the Corporation. The assessment encompassed the identification of the various elements of the Corporation’s compensation plans, the identification of the principal risks to the Corporation that may be relevant for each element, and the identification of the mitigating factors for those risks. Among the elements considered in the assessment were: (i) the performance metrics and targets related to individual business units and strategic goals related to deposit growth, enhancement of the Corporation’s asset quality and risk profile, strengthening of our franchise value, achievement of strategies to strengthen the Corporation’s capital position, and business profitability and expense management targets; (ii) timing of pay out; and (iii) pay mix. Each element may present different risks to the Corporation; however, each has risk mitigating factors and many have no potential to encourage the manipulation of reported earnings.
In the risk-avoidance assessment, management, the Compensation Committee and the executive compensation consultant concluded that the Corporation’s compensation plans are not reasonably likely to have a material adverse effect on the Corporation. Management, the Compensation Committee and the executive compensation consultant believe that, in order to give rise to a material adverse effect on the Corporation, a compensation plan must provide benefits of sufficient size to be material to the Corporation or it must motivate individuals at the Corporation who are in a position to have a material impact on the Corporation to behave in a manner that is materially adverse to the Corporation.
COMPENSATION COMMITTEE REPORT
The Committee reviewed and discussed the Compensation Discussion and Analysis with members of senior management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Corporation’s Annual Report on Form 10-K and proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission.
Robert T. Gormley, Chairman
Juan Acosta Reboyras
Luz A. Crespo
60	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION TABLES AND COMPENSATION INFORMATION
SUMMARY COMPENSATION TABLE
The Summary Compensation Table set forth below discloses compensation of the NEOs of the Corporation.
Name and Principal Position	Year	Salary ($) (a)	Bonus ($) (b)	Stock Awards ($) (c)	Non-Equity Incentive Plan Compensation ($) (d)	All Other Compensation ($) (e)	Total ($)
Aurelio Alemán President and Chief Executive Officer	2020	$995,885	$1,200	$1,732,911	$827,935	$81,775	$3,639,706
	2019	959,000	1,200	1,392,467	950,612	76,698	3,379,977
	2018	959,000	408,775	1,678,908	993,631	55,476	4,095,791
Orlando Berges Executive Vice President and Chief Financial Officer	2020	623,077	301,200	286,200	303,937	12,343	1,526,757
	2019	600,000	1,200	302,391	373,852	13,872	1,291,315
	2018	600,000	151,200	447,448	371,929	7,183	1,577,760
Donald Kafka Executive Vice President and Chief Operating Officer	2020	571,154	221,200	274,996	278,609	8,923	1,354,882
	2019	550,000	1,200	283,241	337,198	8,589	1,180,228
	2018	550,000	1,200	412,504	332,685	4,152	1,300,541
Nayda Rivera Executive Vice President and Chief Risk Officer	2020	493,269	238,700	344,850	244,056	26,196	1,347,071
	2019	475,000	1,200	344,844	314,327	18,558	1,153,929
	2018	475,000	96,200	435,030	296,342	6,832	1,309,404
Calixto García-Vélez Executive Vice President and Florida Region Executive	2020	571,154	1,200	226,599	275,716	91,823	1,166,492
	2019	550,000	1,200	193,593	308,957	84,277	1,138,027
	2018	550,000	91,950	353,814	305,321	84,369	1,385,454
(a)
The column includes regular pay base payroll deductions for years 2018, 2019, and 2020. Year 2020 was a “pay period leap year”, which means that there were twenty-seven (27) bi-weekly paydays instead of twenty-six (26); hence, employees received more cash compensation during the year than payable based on their annual base salary rates. This column reflects actual cash compensation paid.

(b)
The column includes the Christmas bonus, which is a non-discriminatory broad-based benefit offered to all employees, under which the Corporation paid in each of the three years an amount equal to six percent (6%) of each employee’s base salary up to $1,200. In addition, the column includes a special cash award (previously described) granted to certain NEOs in connection with the Santander transaction; the special cash award granted on March 31, 2021 was as follows: Mr. Berges - $300,000; Mr. Kafka - $220,000; and Mrs. Rivera - $237,500. With respect to year 2018, the column also includes one-half of the transition award (as defined below) granted on July 1, 2017 as follows: Mr. Alemán - $407,575, Mr. Berges - $150,000; Mrs. Rivera - $95,000; and Mr. García-Vélez - $90,750.

As described in the 2020 proxy statement, to recognize the significance of the emergence from the Capital Purchase Program Troubled Asset Relief Program (“TARP”) and help facilitate a smooth transition to the new executive compensation program, as well as support our leadership stability objectives, on July 1, 2017, the Committee approved a one-time, cash award (the “transition award”) to four of the NEOs. The award was granted in cash and was paid quarterly over a one-year period through June 30, 2018, provided that the executive remained employed by the Corporation on the corresponding payment date. As this is not a part of the Corporation’s ongoing executive compensation program, the transition award concluded with the 2018 payments.
(c)
The column includes with respect to 2020 and 2019, the grants of restricted stock and performance shares under the First BanCorp. Omnibus Incentive Plan, as amended. The value with respect to the restricted stock and performance shares in the column represents the fair market value of the restricted stock and performance shares determined in accordance with FASB ASC Topic 718 based on the closing price of the Corporation’s common stock on the grant date of March 18, 2020 ($4.08) and on the grant date of March 21, 2019 ($11.16). Refer to the “Grants of Plan-Based Award” table below for details of the amounts paid. From April 2013 through June 30, 2018, the Compensation Committee awarded Common Stock to the NEOs as a component of their base salaries; Salary Stock is reflected in this Stock Awards column together with awards of restricted stock and performance shares for 2018. The fair market value of the Salary Stock was determined using the closing price of the Corporation’s Common Stock on each date on which the Salary Stock was issued, and fair market value of the restricted stock and performance shares was based on the closing price of the Corporation’s common stock on the grant of March 21, 2018 ($6.29).

(d)
For 2020, 2019 and 2018, the amounts reported reflect the amount earned by each NEO under the Corporation’s annual short-term incentive for the applicable performance year based on the achievement of their annual corporate, business unit and individual goals.

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Executive Compensation Disclosure | All Other Compensation
(d)	Set forth below is a breakdown of all other compensation (i.e., personal benefits):
Name and Principal Position	Year	Company- owned Vehicles ($)	1165(e) Plan Contribution ($) (i)	Security ($) (ii)	Memberships & Dues ($)	Housing ($) (iii)	Life Insurance ($) (iv)	Total ($)
Aurelio Alemán	2020	$12,297	$7,500	$50,622	$10,666	—	$690	$81,775
	2019	3,777	7,500	53,367	11,364	—	690	76,698
	2018	6,028	707	38,552	9,499	—	690	55,476
Orlando Berges	2020	2,932	5,419	—	3,302	—	690	12,343
	2019	5,332	5,383	—	2,467	—	690	13,872
	2018	2,573	673	—	3,247	—	690	7,183
Donald Kafka	2020	733	7,500	—	—	—	690	8,923
	2019	252	7,500	—	147	—	690	8,589
	2018	936	2,526	—	—	—	690	4,152
Nayda Rivera	2020	8,167	7,500	—	9,839	—	690	26,196
	2019	7,290	7,500	—	3,078	—	690	18,558
	2018	4,312	1,288	—	541	—	690	6,832
Calixto García-Vélez	2020	9,222	9,045	—	5,666	67,200	690	91,823
	2019	2,565	8,400	—	5,422	67,200	690	84,277
	2018	4,209	1,540	—	5,546	67,200	5,875	84,369
(i)	Consists of the Corporation’s contribution to the executive’s account in the Defined Contribution Retirement Plan.
(ii)	The CEO is provided with an armed driver solely for business purposes.
(iii)	Consists of reimbursement, and related tax gross up amount, for housing expenses paid by Mr. Calixto García-Vélez as a result of his employment as executive vice president of the Florida operations.
(iv)	Consists of the amount of the life insurance policy premium paid by the Corporation in excess of the $500,000 life insurance policy available to all employees.
62	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Executive Compensation Disclosure | Grants of Plan-based Awards Table
GRANTS OF PLAN-BASED AWARDS
The following table details all equity and non-equity plan-based awards granted to each of the NEOs during fiscal year 2020.
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of stock or units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards ($)	Market Price on Grant Date ($/SH)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Aurelio Alemán 2020 Short-Term
Cash Incentive (a)		$383,600	$767,200	$1,150,800	—	—	—	—	—	$—	$—	$—
Restricted Stock (b)	3/18/2020	—	—	—	—	—	—	212,367	—	—	866,457	4.08
Performance Shares (c)	3/18/2020	—	—	—	106,183	212,366	212,366	—	—	—	866,453	4.08
Orlando Berges 2020 Short-Term
Cash Incentive (a)		150,000	300,000	450,000	—	—	—	—	—	—	—	—
Restricted Stock (b)	3/18/2020	—	—	—	—	—	—	35,074	—	—	143,102	4.08
Performance Shares (c)	3/18/2020	—	—	—	17,537	35,073	35,073	—	—	—	143,098	4.08
Donald Kafka
2020 Short-Term Cash Incentive (a)		137,500	275,000	412,500	—	—	—	—	—	—	—	—
Restricted Stock (b)	3/18/2020	—	—	—	—	—	—	33,701	—	—	137,500	4.08
Performance Shares (c)	3/18/2020	—	—	—	16,850	33,700	33,700	—	—	—	137,496	4.08
Nayda Rivera 2020 Short-Term
Cash Incentive (a)		118,750	237,500	356,250	—	—	—	—	—	—	—	—
Restricted Stock (b)	3/18/2020	—	—	—	—	—	—	42,261	—	—	172,425	4.08
Performance Shares (c)	3/18/2020	—	—	—	21,131	42,261	42,261	—	—	—	172,425	4.08
Calixto García-Vélez 2020 Short-Term
Cash Incentive (a)		137,500	275,000	412,500	—	—	—	—	—	—	—	—
Restricted Stock (b)	3/18/2020	—	—	—	—	—	—	27,770	—	—	113,302	4.08
Performance Shares (c)	3/18/2020	—	—	—	13,885	27,769	27,769	—	—	—	113,298	4.08
a)
This section includes the 2020 short-term cash incentive opportunity at the threshold, target and maximum levels. The actual short-term annual incentive cash awards for 2020 performance were as follows: Mr. Alemán - $827,935, Mr. Berges - $303,937, Mr. Donald Kafka - $278,609, Mrs. Rivera - $244,056, and Mr. García-Vélez - $275,716.

b)
Consists of restricted stock awarded on March 18, 2020. The number of shares and the fair market value of the stock was determined based on the closing price of the Corporation’s common stock on the grant date of March 18, 2020 ($4.08). The shares will vest in equal installments on the second and third anniversaries of the grant.

c)
Consists of performance shares awarded on March 18, 2020. The number of shares and the fair market value of the stock was determined based on the closing price of the Corporation’s common stock on the grant date of March 18, 2020 ($4.08). The shares vest based on a tangible book value of $11.49 (the “Performance Goal”) at the end of a three-year performance period defined as January 1, 2020 through December 31, 2022 (the “Performance Cycle”). The NEO may earn 50% of its target opportunity for threshold-level performance (80% performance) which is measured based upon the growth in the tangible book value during the Performance Cycle up to the Performance Goal (ranging from $9.92 to $11.49). Amounts between threshold and superior are interpolated to reward incremental achievement and no amounts are paid if actual results are below threshold.

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Executive Compensation Disclosure | Outstanding Equity Awards at Fiscal Year End
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following table sets forth certain information with respect to the outstanding equity awards held by each of the NEOs as of December 31, 2020.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (a)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Unit or Other Rights That Have Not Vested (#) (b)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Aurelio Alemán	—	—	—	—	—	297,343	$2,741,502	248,814	$2,294,065
Orlando Berges	—	—	—	—	—	54,444	501,974	51,258	472,599
Donald Kafka	—	—	—	—	—	52,781	486,641	51,247	472,497
Nayda Rivera	—	—	—	—	—	63,846	588,660	58,076	535,461
Calixto García-Vélez	—	—	—	—	—	41,352	381,265	39,017	359,737
(a)	Vesting date for shares or units of stock that have not vested:
	2018 Restricted Stock (#)(i)	2019 Restricted Stock (#)(ii)	2020 Restricted Stock (#)(iii)	Total (#)
Aurelio Alemán	35,067	49,909	212,367	297,343
Orlando Berges	8,531	10,839	35,074	54,444
Donald Kafka	8,928	10,152	33,701	52,781
Nayda Rivera	9,225	12,360	42,261	63,846
Calixto García-Vélez	6,643	6,939	27,770	41,352
(i)	50% of the shares vested on March 21, 2020, and the remaining 50% of the shares vested on March 21, 2021.
(ii)	50% vested on March 21, 2021, and the remaining 50% of the shares will vest on March 21, 2022.
(iii)	Shares shall vest solely on the basis of passage of time, with 50% vesting on March 18, 2022, and the remaining 50% on March 18, 2023
(b)	Vesting of unearned shares, units or other rights that have not vested:
	2018 Performance Shares at target (#)(i)	2019 Performance Shares at threshold (#)(ii)	2020 Performance Shares at threshold (#)(iii)	Total (#)
Aurelio Alemán	105,199	37,432	106,183	248,814
Orlando Berges	25,592	8,129	17,537	51,258
Donald Kafka	26,783	7,614	16,850	51,247
Nayda Rivera	27,675	9,270	21,131	58,076
Calixto García-Vélez	19,928	5,204	13,885	39,017
(i)
The number of performance shares shown is based on achievement of target performance. The shares vest on March 21, 2021, subject to the achievement of certain performance goals during the 2018-2020 performance cycle.

(ii)
The number of performance shares shown is based on achievement of threshold performance. The shares will vest on March 21, 2022, subject to the achievement of certain performance goals during the 2019-2021 performance cycle.

(iii)
The number of performance shares shown is based on achievement of threshold performance. The shares will vest on March 18, 2023, subject to the achievement of certain performance goals during the 2020-2022 performance cycle.

64	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Executive Compensation Disclosure | Options Exercised and Stock Vested Information
OPTIONS EXERCISED AND STOCK VESTED INFORMATION
The following table includes certain information with respect to restricted stock that vested during 2020.
	Option Awards		Stock Awards
Name	Number of Shares Acquired through Exercise (#)	Value Realized Exercise ($)	Number of Shares Acquired on Vesting (#) (a)	Value Realized on (b) Vesting ($)
Aurelio Alemán	—	—	35,067	$135,359
Orlando Berges	—	—	8,531	32,930
Donald Kafka	—	—	8,928	34,462
Nayda Rivera	—	—	9,225	35,609
Calixto García-Vélez	—	—	6,643	25,642
(a)	Represents restricted stock awarded on March 21, 2018, that 50% vested on March 21, 2020.
(b)	Represents the dollar value realized upon vesting of stock based on the closing price of $3.86 on the vesting date.
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL ARRANGEMENTS
Employment Agreements. The following table discloses information regarding the employment agreements entered into with the NEOs.
Name	Effective Date	2018 Base Salary ($)	Term of Years
Aurelio Alemán	2/24/1998	$959,000	4
Orlando Berges	5/11/2009	600,000	3
Donald Kafka	5/31/2018	550,000	1
Nayda Rivera	5/31/2018	475,000	1
Calixto García-Vélez	5/31/2018	550,000	1
The agreements provide that, on each anniversary of the date of commencement of each agreement, the term of such agreement shall be automatically extended for an additional one (1) year period beyond the then-effective expiration date, unless either party receives written notice, not less than 90 days prior to the anniversary date, that the agreement shall not be further extended.
Terminations Without Cause
Under the employment agreement with Mr. Alemán, the Board may terminate Mr. Alemán at any time. Unless such termination is for “cause” (as defined below), Mr. Alemán will be entitled to a severance payment of four (4) times his annual base salary, less all required deductions and withholdings, which payment shall be made semi-monthly over a period of one year. The employment agreement with Mr. Berges provides for severance payments in an amount prorated to cover the remaining balance of the three (3)-year employment agreement term times his base salary, unless such termination is for “cause”. “Cause” under these two agreements is defined to include personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, material violation of any law, rule or regulation (other than traffic violations or similar offenses), a final cease and desist order or any material breach of any provision of the employment agreement.
Each of the employment agreements with Mr. Kafka, Mrs. Rivera and Mr. García-Velez, respectively, provide for severance payments in an amount equal to the total of twelve (12) months of the then-current cash base salary amount to which the executive would be entitled, plus the average of any cash bonuses or cash incentive compensation awarded for the last two calendar years ended immediately before the year in which the termination occurred, unless such termination is “for cause”. For the purpose of these agreements, “ for cause” shall consist of any of (i) the commission by the executive of a willful act (including, without limitation, a dishonest or fraudulent act) or a grossly negligent act, or the willful or grossly negligent omission to act by the executive, which is intended to cause, does cause or is reasonably likely to cause material harm to the Corporation or any affiliate (including harm to its business reputation); (ii) the indictment of the executive for the commission or perpetration by the executive of any felony or any crime involving dishonesty, moral turpitude or fraud; (iii) the material breach by the executive of the employment
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Executive Compensation Disclosure | Employment Contracts, Termination of Employment, and Change in Control Arrangements
agreement that, if capable of being cured, remains uncured ten (10) days following written notice to the executive of such breach; (iv) the receipt of any formal written notice that any regulatory agency having jurisdiction over the Corporation or the Bank intends to institute regarding any form of formal regulatory action against the executive, the Corporation or the Bank; (v) the exhibition by the executive of a standard of behavior within the scope of his employment that is materially disruptive to the orderly conduct of the Corporation’s business operations (including, without limitation, substance abuse or sexual misconduct) to a level which, in the Board’s good faith and reasonable judgment, with the executive abstaining from participating in the consideration of and vote on the matter, is materially detrimental to the Corporation’s best interest, that, if capable of being cured, remains uncured ten (10) days following written notice to the executive of such specific inappropriate behavior; or (vi) the failure of the executive to devote his full business time and attention to his employment as provided under the employment agreement that, if capable of being cured, remains uncured thirty (30) days following written notice to the executive of such failure.
Termination upon a Change in Control
Under the employment agreement with Mr. Alemán, in the event of a “change in control” of the Corporation, as defined below, during the term of the current employment agreement, Mr. Alemán is entitled to receive a lump sum severance payment equal to his then-current base annual salary plus (i) the highest cash performance bonus received by the executive in any of the four (4) fiscal years prior to the date of the change in control and (ii) the value of any other benefits provided to the executive during the year in which the change in control occurs, multiplied by four (4). Termination of employment is not a requirement for a change in control severance payment under the employment agreement of Mr. Alemán.
With respect to Mr. Berges’ employment agreement, which was executed during 2009, Mr. Berges would be entitled to a severance payment due to a “change in control” of the Corporation if he is terminated within two (2) years following the change in control. This change is consistent with the Board’s policy relating to employment contracts, under which all new employment contracts must require termination of employment in the event of a severance payment occurring upon a change in control. In this respect, Mr. Berges is entitled to receive a lump sum severance payment equal to (i) his then-current base annual salary plus the highest cash performance bonus received by the executive in any of the three (3) fiscal years prior to the date of the change in control multiplied by three (3), plus (ii) the value of any other benefits provided to the executive during the year in which the change in control occurs.
Under the respective employment agreements with Mr. Kafka, Mrs. Rivera and Mr. García-Vélez, they would each be entitled to a lump sum cash payment equal to three (3) times the cash base salary (two (2) times in the case of Mr. Kafka), plus three (3) times the average of any cash bonuses or cash incentive compensation awarded for the last two (2) calendar years ended immediately before the year in which the termination occurred (two (2) times in the case of Mr. Kafka).
Pursuant to the employment agreements, a “change in control” is deemed to have taken place if a third-party, including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Corporation having 25% or more of the total number of votes that may be cast for the election of directors of the Corporation, or which, by cumulative voting, if permitted by the Corporation’s charter or By-laws, would enable such third person to elect 25% or more of the directors of the Corporation; or if, as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Corporation before any such transaction cease to constitute a majority of the Board of the Corporation or any successor institution.
Awards Granted Under the Omnibus Plan
The First BanCorp Omnibus Incentive Plan, as amended, contains provisions governing termination of employment and change of control with respect to outstanding equity awards. The Omnibus Incentive Plan was amended pursuant to stockholder approval at the Corporation’s 2016 Annual Meeting of Stockholders to, among other things, increase the number of shares of Common Stock available for issuance under the Omnibus Incentive Plan, extend the Omnibus Incentive Plan’s termination date; and reapprove the performance goals under the plan.
66	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Executive Compensation Disclosure | Employment Contracts, Termination of Employment, and Change in Control Arrangements
Potential Payments upon Termination or Change in Control
The following table describes and quantifies the benefits and compensation to which the NEOs would have been entitled under existing plans and arrangements if their employment had terminated on December 31, 2020, based on their compensation and services as of that date. The amounts shown in the table do not include payments and benefits available generally to salaried employees upon termination of employment, such as accrued vacation pay, distributions from the 1165(e) plan or post-retirement welfare benefits available under broad-based employee plans.
Name		Death (a) ($)	Disability (b) ($)	Retirement ($)	Resignation ($)	Termination for Cause ($)	Termination Without Cause (c) ($)	Change in Control (c) ($)
Aurelio Alemán	Cash Payment	$1,000,000	$—	$—	$—	$—	$3,836,000	$7,474,839
	Restricted Stock (d)	2,741,502	2,741,502	2,741,502	—	—	2,741,502	2,741,502
	Performance Shares (e)	2,294,065	2,294,065	—	—	—	2,294,065	2,294,065
	Total	6,035,568	5,035,568	2,741,502	—	—	8,871,568	12,510,407
Orlando Berges	Cash Payment	1,000,000	—	—	—	—	1,413,699	2,724,154
	Restricted Stock (d)	501,974	501,974	501,974	—	—	501,974	501,974
	Performance Shares (e)	472,599	472,599	—	—	—	472,599	472,599
	Total	1,974,572	974,572	501,974	—	—	2,388,271	3,698,726
Donald Kafka	Cash Payment	1,000,000	—	—	—	—	828,609	1,657,218
	Restricted Stock (d)	486,641	486,641	486,641	—	—	486,641	486,641
	Performance Shares (e)	472,497	472,497	—	—	—	472,497	472,497
	Total	1,959,138	959,138	486,641	—	—	1,787,747	2,616,356
Nayda Rivera	Cash Payment	1,000,000	—	—	—	—	719,056	2,157,168
	Restricted Stock (d)	588,660	588,660	588,660	—	—	588,660	588,660
	Performance Shares (e)	535,461	535,461	—	—	—	535,461	535,461
	Total	2,124,121	1,124,121	588,660	—	—	1,843,177	3,281,289
Calixto García-Vélez	Cash Payment	1,000,000	—	—	—	—	825,716	2,477,148
	Restricted Stock (d)	381,265	381,265	381,265	—	—	381,265	381,265
	Performance Shares (e)	359,737	359,737	—	—	—	359,737	359,737
	Total	1,741,002	741,002	381,265	—	—	1,566,718	3,218,150
(a)
With respect to the cash payment portion of death benefits, the NEOs and other executive vice presidents receive a life insurance benefit of $1,000,000. All other employees receive a life insurance benefit of $500,000.

(b)
The cash disability entitlement is not reflected in this column given that disability payments are payable to the executive on a monthly basis throughout a period of time following an executive’s disability and not as a lump sum payment upon the disability event.

Mr. Alemán is entitled to receive disability payments if it is determined that he is temporarily unable to perform his duties, in which case Mr. Alemán will receive 60% of his base salary, exclusive of any other benefits to which he is entitled under the corporate-wide disability plan available to other employees until such time as he may rejoin active employment. If it is determined that he is permanently disabled, that is, he is absent due to physical or mental illness on a full-time basis for three (3) consecutive months, Mr. Alemán will receive 60% of his compensation for the remaining term of his employment agreement. Assuming permanent disability as of December 31, 2020, Mr. Alemán would have been entitled to receive monthly amounts for the remaining term of his employment agreement (a 3.15-year period) totaling approximately $1,811,328 for such period.
Messrs. Berges, Kafka, and García-Vélez, and Mrs. Rivera are entitled to receive disability benefits under the corporate-wide disability plan available to other employees, which is based on an employee’s compensation and is limited to a maximum benefit of $15,000 per month payable over a period determined based on the employee’s age on which the disability begins. In the event disability begins at age 62 or under, the employee will receive benefits until the later of his or her 65th birthday or the date on which the 42nd monthly benefit is payable. Hence, if Messrs. Berges, Kafka and García-Vélez and Mrs. Rivera had become disabled as of December 31, 2020, they would each have been entitled to receive monthly disability benefits through the age of 65 in an amount that, for such period, would have totaled approximately $364,000 for Mr. Berges; $751,500 for Mr. Kafka; $3,237,500 for Mrs. Rivera; and $2,115,500 for Mr. García-Vélez.
(c)
Under Puerto Rico law, if any employee (including an NEO) is terminated from his employment without “just cause,” as that term is defined by Puerto Rico Law No. 80 of May 30, 1976, he or she would be entitled to a statutory severance payment, which is calculated as follows: (i) employees with less than five (5) years of employment — two (2) months of total cash

Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	67

Executive Compensation Disclosure | Employment Contracts, Termination of Employment, and Change in Control Arrangements
compensation plus an additional one (1) week of salary per year of service; (ii) employees with five (5) through fifteen (15) years of employment — three (3) months of total cash compensation plus two (2) weeks of salary per year of service; and (iii) employees with more than fifteen (15) years of employment — six (6) months of total cash compensation plus three (3) weeks of salary per year of service.
The cash payments identified in this column for Messrs. Alemán, Berges, Kafka and García-Velez and Mrs. Rivera are those payments that would be made pursuant to their employment contract provisions.
(d)
Values of restricted stock are based on $9.22 per share, the Corporation’s Common Stock closing price as of December 31, 2020. Following are termination provisions related to the restricted stock based on the type of termination prior to vesting:

Type of Termination	Restricted Stock	Description
Death	Vests	In the event of the death while in the employ of the Corporation, awards held which have not vested shall vest.
Disability	Vests	In the event employment ends by reason of disability, awards held which have not vested shall vest.
Retirement	Vests	In the event employment ends by reason of a retirement, awards held which have not vested shall vest.
Resignation	Forfeited	In the event employment ends as a result of a resignation from the Corporation or an affiliate, awards held which have not vested shall be forfeited and canceled upon such termination.
Termination With Cause	Forfeited	In the event employment is terminated by the Corporation or any affiliate for cause, awards held which have not vested shall be forfeited and canceled upon such termination.
Termination Without Cause	Vests	In the event employment is terminated by the Corporation or any affiliate without cause, awards held which have not vested shall vest.
Change of Control	Vests	In the event employment is involuntarily terminated within one year after a Change in Control, awards held which have not vested shall vest.
(e)
Values of performance shares are based on $9.22 per share, the Corporation’s Common Stock closing price as of December 31, 2020. Following are termination provisions on the performance shares based on the type of termination prior to vesting:

Type of Termination	Performance Shares	Description
Death	Vests	In the event of death while in the employ of the Corporation, awards held which have not vested shall vest.
Disability	Vests	In the event employment ends by reason of disability, awards held which have not vested shall vest.
Retirement	Continues Outstanding
In the event employment ends by reason of a retirement, awards held which have not vested shall remain outstanding and vest on the vesting date of the Performance Shares in accordance with the actual results related to the Performance Goal during the Performance Cycle.

Resignation	Forfeited	In the event employment ends as a result of a resignation from the Corporation or an affiliate, awards held which have not vested shall be forfeited and canceled upon such termination.
Termination With Cause	Forfeited	In the event employment is terminated by the Corporation or any affiliate for cause, awards held which have not vested shall be forfeited and canceled upon such termination.
Termination Without Cause	Vests	In the event employment is terminated by the Corporation or any affiliate without cause, awards held which have not vested shall vest.
Change of Control	Vests	In the event employment is voluntarily or involuntarily terminated within one year after a Change in Control, awards held which have not vested shall vest.
68	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Executive Compensation Disclosure | CEO Pay Ratio
CEO PAY RATIO
The Dodd-Frank Act requires the Corporation to calculate and disclose the total compensation paid to its median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our CEO.
Below is (i) the 2020 annual total compensation of our CEO; (ii) the 2020 annual total compensation of our median employee; (iii) the ratio of the annual total compensation of our CEO to that of our median employee, and (iv) the methodology we used to calculate our CEO pay ratio:
CEO 2020 Annual Total Compensation (a)	$3,639,706
Median Employee 2020 Annual Total Compensation	$33,244
CEO to Median Employee Pay Ratio	109.48
(a)	This annual total compensation is the Total Compensation from the Summary Compensation Table.
Methodology
Our CEO pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. Our methodology and process is explained below:
Determined Employee Population. We began with our global employee population as of December 31, 2020, including full-time, part-time, and seasonal or temporary workers employed by the Corporation or consolidated subsidiaries, but excluding our CEO. As of December 31, 2020, our total population consisted of 2,558 employees, excluding the CEO, all of whom worked in Puerto Rico, Florida, the United States Virgin Islands and the British Virgin Islands and all of whom were included within the calculation of median employee compensation.
Identified the Median Employee Compensation. We determined the median of the total annual compensation using a consistently applied compensation measure based upon payroll records for our median employees. Specifically, we calculated total annual compensation for each employee using 2020 W-2 total compensation as reported on Box 19 of Form 499R-2/W-2 PR for Puerto Rico employees, Box 6 of Form W-2 for United States and United State Virgin Island employees and the equivalent compensation for British Virgin Island employees. We annualized pay for those individuals not employed for a full year in 2020. Accordingly, we excluded from the calculation of total annual compensation for our median employees the value of equity awards generally available to employees under the Omnibus incentive plan.
Calculated CEO Pay Ratio. We calculated our median employee’s annual total compensation for 2020 according to the SEC’s instructions for preparing the Summary Compensation Table. We then calculated our CEO’s annual total compensation using the same approach to determine the pay ratio shown above.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	69

PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board is required by law and applicable NYSE rules to be directly responsible for the appointment, compensation and retention of the Corporation’s independent registered public accounting firm. The Audit Committee selected the firm of Crowe LLP (“Crowe”) as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2021. While stockholder ratification is not required by the Corporation’s Restated Articles of Incorporation, By-laws or otherwise, the Board is submitting the appointment of Crowe to the stockholders for ratification as part of good corporate governance practices. The Audit Committee will take into account the outcome of the vote, among other factors, in determining whether to appoint Crowe in the future.
Crowe will have representatives at the Annual Meeting. As such, Crowe will be able to make a statement if they desire and will be available to respond to appropriate questions.
Required Vote
Approval of this Proposal No. 3 regarding ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on this proposal.
Recommendation of the Board of Directors
The Board Recommends a Vote For the Ratification of the Appointment of Crowe as the Independent Registered Public Accounting Firm of the Corporation for the Fiscal Year Ending December 31, 2021.
70	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

AUDIT COMMITTEE REPORT
In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2020 with management and Crowe, the Corporation’s independent registered public accounting firm. The Audit Committee also discussed with Crowe the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301. Finally, the Audit Committee has received the written disclosures and the letter from Crowe required by applicable requirements of the Public Company Accounting Oversight Board regarding Crowe’s communications with the Audit Committee concerning independence, has considered whether the non-audit services provided by the independent registered public accounting firm to the Corporation is compatible with maintaining the auditors’ independence, and has discussed with the independent registered public accounting firm its independence from the Corporation and its management. These discussions and considerations, however, do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with generally accepted accounting principles in the United States or that the Corporation’s independent registered public accounting firm is in fact “independent”.
Based on the Audit Committee’s consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee set forth in its charter and those discussed above, the Committee recommended to the Board that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.
The report is provided by the members of the Audit Committee:
Juan Acosta Reboyras
Luz A. Crespo
John A. Heffern
Daniel E. Frye
José Menéndez Cortada
AUDIT FEES
The total fees for professional services rendered by Crowe for the years ended December 31, 2020 and December 31, 2019, all of which were approved by the Audit Committee, were $3,039,408 and $2,368,000, respectively, distributed as follows:
•
Audit Fees: $2,984,400 for the audit of the financial statements and internal controls over financial reporting, audit services provided in connection with any required statutory audits of the Corporation’s subsidiaries and comfort letters, consents and other services related to SEC matters for the year ended December 31, 2020 and $2,317,600 for the audit of the financial statements and internal controls over financial reporting, audit services provided in connection with any required statutory audits of the Corporation’s subsidiaries and comfort letters, consents and other services related to SEC matters for the year ended December 31, 2019.

•	Audit-Related Fees: $51,000 in 2020 and $50,400 in 2019 for the audit-related fees, which consisted mainly of the audits of employee benefit plans.
•	Tax Fees: No tax advisory services in 2020; and no tax advisory services provided in 2019.
•	All Other Fees: $4,408 in 2020 related to fees paid for access to an accounting and auditing electronic library and $0 in 2019.
Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	71

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING
SEC rules and regulations require that proposals that stockholders would like included in a company’s proxy materials must be received by the Secretary of the Corporation no later than 120 days before the first anniversary of the date on which the previous year’s proxy statement was first mailed to stockholders unless the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting. When the date is changed by more than 30 days from the date of the previous year’s meeting, the deadline is a reasonable time before the company begins to print and send its proxy materials. The Corporation expects to hold its 2022 Annual Meeting of Stockholders on or before May 20, 2022, subject to the right of the Board to change such date based on changed circumstances.
Any proposal that a stockholder wishes to have considered for presentation at the 2022 Annual Meeting and included in the Corporation’s proxy statement and form of proxy used in connection with such meeting, must be forwarded to the Secretary of the Corporation at the principal offices of the Corporation no later than December 8, 2021. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.
If a stockholder intends to present a proposal for consideration at the 2022 Annual Meeting outside of the processes of Rule 14a-8 promulgated under the Exchange Act, such proposal must be forwarded to the Secretary of the Corporation at the principal offices of the Corporation no later than February 21, 2022, or such proposal will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act, and our proxies will have discretionary voting authority with respect to such proposal, if presented at the annual meeting, without including information regarding such proposal in our proxy materials.
Under Article I, Section 14 of the Corporation’s Amended and Restated By-laws, if a stockholder seeks to propose a nominee for director for consideration at the annual meeting of stockholders, notice must be received by the Corporate Secretary of the Corporation at least 30 days prior to the date of the annual meeting of stockholders. Accordingly, under the Amended and Restated By-laws, any stockholder nominations for directors for consideration at the 2022 Annual Meeting must be received by the Secretary of the Corporation at the principal offices of the Corporation no later than April 20, 2022, assuming that the 2022 Annual Meeting is held on May 20, 2022.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officer, directors and greater than 10% stockholders are required by SEC regulations to furnish us copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2020, all Section 16(a) forms were filed in a timely manner except for one Form 4 filed late by Robert T. Gormley and one Form 4 filed late by Carlos Power to report the disposition of shares; and one Form 4 filed late by Félix M. Villamil to report the restricted stock grant issued pursuant to the First BanCorp Omnibus Incentive Plan, as amended.
HOUSEHOLDING
The SEC’s “householding” rules permit us to deliver only one Notice of Annual Meeting and Proxy Statement or Notice of Internet Availability of Proxy Materials to stockholders who share an address unless otherwise requested. This procedure reduces printing and mailing costs. If you share an address with another stockholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by calling Sara Alvarez, Secretary of the Board of Directors, at 787-729-8041, or by writing to Sara Alvarez, Secretary of the Board of Directors, at First BanCorp., 1519 Ponce de León Avenue, Santurce, Puerto Rico 00908 or, by emailing Sara Alvarez, Secretary of the Board of Directors, at sara.alvarez@firstbankpr.com. Alternatively, if you are currently receiving multiple copies of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling, writing or emailing us at the telephone number or addresses given above.
If you are a beneficial owner of Common Stock (i.e., your shares are held in the name of a bank, broker, trustee or other holder of record), the bank, broker, trustee or other holder of record may deliver only one copy of the proxy materials to stockholders who have the same address unless the bank, broker, trustee or other holder of record has received contrary instructions from one or more of the stockholders. If you wish to receive a separate copy of the proxy materials, now or in the future, you may contact us at the physical address, telephone number, or email address above and we will promptly deliver a separate copy. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single copy in the future should contact their bank, broker, trustee or other holder of record to request that only a single copy be delivered to all stockholders at the shared address in the future.
72	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

OBTAINING THE ANNUAL REPORT
A copy of our Annual Report on Form 10-K, which serves as our Annual Report to Stockholders, is available at www.1firstbank.com and https://materials.proxyvote.com/318672. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. Stockholders may obtain copies of our Annual Report, as filed with the U.S. Securities and Exchange Commission, without charge upon written request. Any exhibits listed in the 2020 Form 10-K will also be furnished upon written request at the Corporation’s expense. Any such request should be directed to Sara Alvarez, Secretary of the Board of Directors, at First BanCorp, 1519 Ponce de León Avenue, Santurce, Puerto Rico 00908.
By Order of the Board of Directors,
/s/ Sara Alvarez
Sara Alvarez
Secretary
San Juan, Puerto Rico
Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	73

APPENDIX A
First BanCorp Reconciliation of Non-GAAP Financial Measures
The Corporation has disclosed its reasons for disclosing non-GAAP financial measures in its 2020 Form 10-K. See page 153 of the 2020 Form 10-K — Basis of Presentation. In addition to those reasons, the Corporation is including non-GAAP financial measures in this proxy statement because their disclosure should enhance stockholders’ ability to compare the Corporation’s performance to that of the Corporation’s peers for purposes of evaluating executive compensation and because certain of the non-GAAP financial measures are relevant to the establishment of executive compensation.
There follow reconciliations of the non-GAAP financial measures presented in this proxy statement:
Non-GAAP Pre-Tax Pre-Provision Income for the years ended December 31, 2020 and December 31, 2019
(in thousands)	December 31, 2020 ($)	December 31, 2019 ($)
Income before income taxes	$116,323	$239,372
Add: Provision for credit losses	170,985	39,813
Less: Net gain on sales of investment securities	(13,198)	—
Add: Credit loss impairment on debt securities	—	497
Less: Benefit from hurricane-related insurance recoveries	(6,153)	(1,926)
Add: Merger-related expenses	26,509	11,442
Less: Gain on early extinguishment of debt	(94)	—
Add: COVID-19 pandemic-related expenses	5,411	—
Less: Accelerated discount accretion due to early payoff of acquired loan	—	(2,953)
Less: Employee retention benefit – Disaster Tax Relief and Airport Extension Act of 2017	—	(2,317)
Adjusted pre-tax, pre-provision	$299,783	$283,928
Non-GAAP Tangible Book Value for the years ended December 31, 2020 and December 31, 2019
(In thousands, except ratios and per share information)	December 31, 2020	December 31, 2019
Tangible Equity:
Total equity - GAAP	$2,275,179	$2,228,073
Preferred equity	(36,104)	(36,104)
Goodwill	(38,632)	(28,098)
Purchased credit card relationship intangible	(4,733)	(3,615)
Core deposit intangible	(35,842)	(3,488)
Insurance customer relationship intangible	(318)	(470)
Tangible common equity	$2,159,550	$2,156,298

Tangible Assets:
Total assets - GAAP	$18,793,071	$12,611,266
Goodwill	(38,632)	(28,098)
Purchased credit card relationship intangible	(4,733)	(3,615)
Core deposit intangible	(35,842)	(3,488)
Insurance customer relationship intangible	(318)	(470)
Tangible assets	$18,713,546	$12,575,595
Common shares outstanding	218,235	217,359
Tangible common equity ratio	11.54%	17.15%
Tangible book value per common share	$9.90	$9.92
74	First Bancorp, Inc. | Proxy Statement for the 2021 Annual Meeting of Stockholders

Appendix A
Non-GAAP Adjusted Net Income, and Adjusted Return on Average Assets and Adjusted Return on Average Equity for the year ended December 31, 2020
(in thousands)	December 31, 2020
Net income, as reported (GAAP)	$102,273
Adjustments:
Merger and restructuring costs	26,509
Gain on sales of investment securities	(13,198)
Partial reversal of deferred tax asset valuation allowance	(8,000)
COVID-19 pandemic-related expenses	5,411
Gain on early extinguishment of debt	(94)
Benefit from hurricane related insurance recoveries	(6,153)
Income tax impact of adjustments	(9,663)
After-Tax provision expense adjustment	64,209
Adjusted net income (Non-GAAP)	$161,294
Total Average Assets	15,232,646
Return on Average Assets	0.67%
Return on Average Assets (adjusted)	1.06%
Total Average Equity	2,230,084
Return on Average Equity	4.59%
Return on Average Equity (adjusted)	7.23%
Proxy Statement for the 2021 Annual Meeting of Stockholders | First Bancorp, Inc.	75

1 First Bank

FIRST BANCORP
ATTN: SARA ALVAREZ
1519 PONCE DE LEON AVE STOP 23
P.O. BOX 9146 SANTURCE, PR 00908-0146

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 20, 2021. Have the proxy card in hand when accessing the web site and follow the instructions to obtain the records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FBP2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 20, 2021. Have the proxy card in hand when calling and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D44971-P50611 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST BANCORP

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Juan Acosta Reboyras	☐	☐	☐
1b. Aurelio Alemàn	☐	☐	☐
1c. Luz A. Crespo	☐	☐	☐
1d. Tracey Dedrick	☐	☐	☐
1e. Patricia M. Eaves	☐	☐	☐
1f. Daniel E. Frye	☐	☐	☐
1g. John A. Heffern	☐	☐	☐
1h. Roberto R. Herencia	☐	☐	☐
1i. Félix M. Villamil	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. To approve on a non-binding basis the 2020 compensation of First BanCorp's named executive officers.	☐	☐	☐
3. To ratify the appointment of Crowe LLP as our independent registered public accounting firm for our 2021 fiscal year.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date